As filed with the Securities and Exchange Commissions on April 16, 2026
1933 ACT REGISTRATION NO. 333-95637
1940 ACT REGISTRATION NO. 811-09799

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    ☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 32
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒
Post-Effective Amendment No. 32
(Check Appropriate Box Or Boxes)

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)

751 Broad Street
Newark, NJ 07102
DEPOSITOR'S TELEPHONE NUMBER: (973) 803-6000
(Address and telephone number of Depositor’s principal executive offices)

Elizabeth L. Gioia
Vice President, Corporate Counsel
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):
☐    immediately upon filing pursuant to paragraph (b) of Rule 485
☒    on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐    60 days after filing pursuant to paragraph (a) of Rule 485
☐    on May 1, 2026 pursuant to paragraph (a) of Rule 485

DISCOVERY PREMIER GROUP RETIREMENT ANNUITY
PROSPECTUS: May 1, 2026
This prospectus describes the Prudential DISCOVERY PREMIER® Group Variable Annuity Contract (the “Contract”). The prospectus and the Statement of Additional Information (“SAI”) may not describe every investment option available to you under your plan. The prospectus and SAI only describe the Contract, a group variable annuity contract and the separate account (and its Subaccounts) within the group variable annuity contract. The Prudential Insurance Company of America (“Prudential”) no longer sells this product to new retirement plans. When it did sell the product, Prudential offered it to retirement plans qualifying for federal tax benefits under sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986 as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. In this prospectus, Prudential may be referred to as either “Prudential” or as “we” or “us.” We may refer to a participant under a retirement plan as “you.”
As a participant, you can allocate contributions made on your behalf to one or more of the variable investment options which are made available to you through the plan. These investment options consist of a fixed option in the form of the Guaranteed Interest Account and investment portfolios with specific investment objectives. A list of the investment options available under the Contract is provided in “Appendix A: Guaranteed Interest Account and Underlying Fund Options” later in the prospectus.
When considering whether to invest, you should know that:
•The Contract is a complex investment vehicle and involves risks, including potential loss of principal;
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash;
•Withdrawals could result in taxes and tax penalties; and
•The issuer’s obligations under the Contract are subject to its financial strength and claims-paying ability.
In this prospectus, we provide information that you should know before you invest. We have filed additional information about the Contracts with the Securities and Exchange Commission (“SEC”) in a SAI, dated May 1, 2026. That SAI is legally a part of this prospectus. If you are a participant in certain types of plans (generally, 403(b) plans), you can get a copy of the SAI free of charge by contacting us at the address or telephone number shown on the cover page. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC (File No. 333-95637). The SEC’s mailing address is 100 F Street, N.E., Washington, DC 20549, and its public reference number is (202) 551-8090.
If you are a new investor in the Contract, you may cancel your interest in the Contract within 10 days (or longer in some states) of receiving it without paying fees or penalties. Upon cancellation, you will receive a refund equal to your Participant Account Value, plus the amount of any fees or charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Please read this prospectus and keep it for future reference. It is accompanied by a current prospectus for each of the portfolios.
In compliance with United States law, Prudential will deliver this prospectus to Participants that currently reside outside the United States.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.
Empower Care Center
8515 East Orchard Road
Greenwood Village, CO 80111

FOR FURTHER INFORMATION CALL 855-756-4738 OR VISIT: WWW.EMPOWER.COM
Prospectus Dated: May 1, 2026
Statement of Additional Information Dated: May 1, 2026

TABLE OF CONTENTS

Section	Page

GLOSSARY	4
OVERVIEW OF THE CONTRACT	6
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	7
FEE TABLE	10
BRIEF DESCRIPTION OF THE CONTRACTS	12
Right to Cancel	13
GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS	14
The Prudential Insurance Company of America	14
Prudential Discovery Premier Group Variable Contract Account	14
The Portfolios	14
Payments to Prudential	15
Other Fund Information	15
Guaranteed Interest Account	16
PRINCIPAL RISKS OF PARTICIPATING IN THE CONTRACT	18
THE CONTRACTS	20
The Accumulation Period	20
Allocation of Purchase Payments	21
Transfers	21
Transfers Between the Guaranteed Interest Account and the Discovery Account	23
Redemption Fees and Abusive Trading Practices	23
Auto-Rebalancing	24
Withdrawals	24
Suspension of Payments or Transfers	25
Texas Optional Retirement Program	25
Benefits Available Under the Contract	26
Death Benefit	26
Asset Allocation Program	27
Systematic Withdrawal Plan	28
Discontinuance of Contributions	29
Loan Program	29
Modified Procedures	32
CHARGES, FEES AND DEDUCTIONS	33
Charges in General	33
Administrative Fee	33
Charge for Assuming Mortality and Expense Risks	33
Base Contract Expenses	33
Expenses Incurred by the Portfolios	33
Withdrawal Charge	33
Loan Fee	33
Aggregate Nature of Charges	33
Taxes Attributable to Premium	34
REQUESTS, CONSENTS AND NOTICES	34
FEDERAL TAX STATUS	35
Annuity Qualification	35
Tax Qualified Retirement Arrangements Using the Contracts	35
Contributions/Rollovers	35

APPENDIX A: GUARANTEED INTEREST ACCOUNT AND UNDERLYING FUND OPTIONS	APP A-I

GLOSSARY
The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”). Many terms used within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary.
Accumulation Period—The period, prior to the effecting of an annuity, during which the amount credited to a Participant Account may vary with the investment performance of any Subaccount of the Prudential Discovery Premier Group Variable Contract Account, or the interest rate credited under the Guaranteed Interest Account, as selected.
Annuitant—The person or persons upon whose life or lives monthly annuity payments are based after an annuity is effected.
Annuity Date—The date that the Accumulation Period ends and annuity payments begin.
Beneficiary—A person designated by a Participant to receive benefits from funds held under the Contract.
Business Day—A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early. Additionally, your plan may have an earlier cut off time for you to submit financial transactions to the plan so that those transactions may be submitted to us by end of a Business Day.
Code—The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contractholder—The Employer, association or trust to which Prudential has issued a Contract.
Contract—The group variable annuity contract that we describe in this prospectus. When sold, it was offered for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Code and with non-qualified deferred compensation plans and non-qualified annuity arrangements.
Contract Value—The dollar amount held under the Contract.
Empower Care Center—Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. The phone number is 855-756-4738. Empower’s website is www.empower.com.
Employer—The sponsor of the retirement plan or non-qualified annuity arrangement.
Funds—The Prudential Series Fund; AB Variable Products Series Fund, Inc.; AIM Variable Insurance Funds (Invesco Variable Insurance Funds); American Century Variable Portfolios, Inc.; BNY Mellon Sustainable U.S. Equity Portfolio, Inc.; Davis Variable Account Fund, Inc.; Delaware VIP® Trust; Franklin Templeton Variable Insurance Products Trust; Janus Aspen Series; Lincoln Variable Insurance Products Trust; MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II; PIMCO Variable Insurance Trust; and T. Rowe Price Equity Series, Inc., available under the Contracts. In this prospectus we use the term “portfolio” to refer to a series or portfolio of a Fund.
General Account—The assets of Prudential other than those allocated to the Discovery Account or any other separate account of Prudential.
Good Order—Sufficiently clear instruction received by the Empower Care Center (or via the appropriate Empower address, telephone number, fax number or website if the item is a type we accept by those means) or a designated third party pricing agent (if your plan is not serviced by Empower), on a Business Day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Interest Account—An allocation option under the Contract backed by Prudential’s General Account, or under certain Contracts, a separate account. It is neither part of nor dependent upon the investment performance of the Discovery Account. This prospectus does not describe in detail the Guaranteed Interest Account or any separate account funding a guaranteed interest rate option.
Market Value Adjustment Formula—The value of a transfer from the Guaranteed Interest Account that is subject to a market value adjustment will be adjusted by multiplying such value by a factor equal to three times the difference between the interest rate currently being credited to the Guaranteed Interest Account and the interest rate being credited for new contributions to the Guaranteed Interest Account. A separate market value adjustment is applied to each applicable rate segment within the Participant’s Guaranteed Interest Account. In most cases the market value adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. If the interest rate being credited to the Guaranteed Interest Account at the time of withdrawal or transfer out of the Guaranteed Interest Account is lower than the interest rate being credited to new contributions to the Guaranteed Interest Account, the market value adjustment will be negative. Additionally, except for IRA and other individual contract owners, a negative Market Value Adjustment can reduce the principal amount invested and interest earned in the Guaranteed Interest Account.
Participant—A person who makes contributions, or for whom contributions have been made, and to whom they remain credited under the Contract. “You” means the Participant.
Participant Account—An account established for each Participant to record the amount credited to the Participant under the Contract.
Participant Account Value—The dollar amount held in a Participant Account.
Prudential—The Prudential Insurance Company of America. “We,” “us,” or “our” means Prudential.
Prudential Discovery Premier Group Variable Contract Account—A separate account of Prudential registered under the Investment Company Act of 1940 as a unit investment trust, invested through its Subaccounts in shares of the corresponding portfolios. This account is also referred to as “Discovery Account” or “Account.”
Purchase Payment—The amount of money you contribute under the Contract including amounts allocated from other Subaccounts and contracts. Generally, subject to limits of the Code and, if applicable, your plan or custodial agreement, you can make additional Purchase Payments at any time during the Accumulation Period.
Subaccount—A division of the Discovery Account, the assets of which are invested in shares of the corresponding portfolio of the Funds.
Unit and Unit Value—We credit a Participant with Units for each Subaccount in which he/she invests. The value of these Units may change each Business Day to reflect the investment results of, and deductions of charges from, the Subaccounts, and the expenses of the underlying portfolios in which the assets of the Subaccounts are invested. The number of Units credited to a Participant in any Subaccount of the Discovery Account is determined by dividing the amount of the contribution or transfer made on his/her behalf to that Subaccount by the applicable Unit Value for the Business Day on which the contribution or transfer is received at the address shown on the cover of this prospectus or such other address that Prudential has specified. We will reduce the number of Units credited to a Participant under any Subaccount by the number of Units canceled as a result of any transfer or withdrawal by a Participant from that Subaccount.
Variable Investment Options—The Subaccounts.

OVERVIEW OF THE CONTRACT
The Contract is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers Contract payment options when you are ready to begin receiving income. If you have short term investment needs that you expect this Contract to support, this Contract is not for you.
This Contract, when sold, was offered to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers hold the Contract. These Employers then make contributions under the Contract on behalf of their eligible employees or members, which may include payroll deductions or similar agreements with the Employer as permitted by the retirement plan.
A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.” Prudential is solely responsible for its obligations under the Discovery Premier Group Retirement Annuity, and there are no support agreements from third parties relating to the capitalization of Prudential.
The Contract includes a range of features designed to protect participants and support plan flexibility. The Contract offers a death benefit that ensures participants’ beneficiaries receive no less than the contract value in the event of the participant’s death. It also includes a Guaranteed Interest Account (GIA), which offers a stable, fixed return with a guaranteed minimum interest rate.
While the GIA is not subject to market fluctuations, the following restrictions apply: (1) equity wash limitations as described in the section entitled “Transfers”; (2) transfer restrictions as described in the section entitled “Transfers Between the Guaranteed Interest Account and the Discovery Account” which will be either a market value adjustment component to your Plan’s contract OR specific fund transfer limitations as described therein; and (3) transfer restrictions related to abusive trading practices as described in the section entitled, “Redemption Fees and Abusive Trading Practices.”
In addition to these benefits, the contract offers an asset allocation program that supports long-term investment performance by diversifying participant assets across various investment categories to help manage risk. The contract also offers a systematic withdrawal plan, which allows participants to schedule automatic, recurring withdrawals in accordance with their income needs or distribution preferences.
The Contract, like all deferred annuity contracts, features two distinct phases—the Accumulation Period and the annuity phase (which is sometimes also referred to as the payout period). During the Accumulation Period, since you have purchased this Annuity through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals. During the Accumulation Period your Account Value is allocated to one or more investment options or the Guaranteed Interest Account that is made available to you through your plan. The variable investment options, each a Subaccount of the Discovery Account, invest in an underlying portfolio. Additional information about the portfolios is provided in “Appendix A: Guaranteed Interest Account and Underlying Fund Options” later in this prospectus.
Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his/her Participant Account Value during the Accumulation Period. During the annuity phase (after the Annuity Date), you can elect to have all or a part of your interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. In electing to have an annuity purchased, you may select from the following forms of annuity, unless the retirement arrangement covering you provides for fewer annuity options: (1) Life Annuity with Payments Certain; (2) Annuity Certain; or (3) Joint and Survivor Annuity with Payments Certain. Once annuity payments begin, the Annuitant cannot surrender their annuity benefit and receive a lump sum payment.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Are There Charges or Adjustments for Early Withdrawals?	Effective October 1, 2009, Prudential has waived the withdrawal charge for all Contracts.
Are There Transaction Charges?
If loans are permitted under the terms of the Contract, a loan application fee of up to $75 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60, which amount will be deducted from a Participant's account.
Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to charge the contract owner in the future to cover such taxes or assessments, if any, when applicable.

For more information about transaction charges, please refer to the “Charges, Fees and Deductions” section in this prospectus.

Are There Ongoing Fees and Expenses?	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract Expenses (as a percentage of net assets)[1]	0.50%	0.75%
	Investment Options (Portfolio Fees and Expenses)	0.28%	1.34%

	[1] The Base Contract Expense includes the mortality and expense risk charge and the administrative fee.
	For more information about fees and expenses, please refer to the “Charges, Fees and Deductions” section in this prospectus.

	To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.

	Lowest Annual Cost $736	Highest Annual Cost $1,863

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Base Contract Expenses and portfolio fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base Contract Expenses and portfolio fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

	For more information about ongoing fees and expenses, please refer to please refer to the “Charges, Fees and Deductions” section in this prospectus.

RISKS
Is There a Risk of Loss from Poor Performance?
You can lose money by participating in the Contract.

For more information about the risk of loss, please refer to the “Principal Risks of Participating in the Contract” section later in this prospectus.

Is This a Short-Term Investment?
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.

For more information about the risk of loss, please refer to the “Principal Risks of Participating in the Contract” section later in this prospectus.

What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.
We reserve the right to close the Contract to new investors at any time. We may also close a Subaccount to new investors or stop accepting contributions from existing investors to any or all Subaccounts at any time.
For more information about the risk of loss, please refer to the “Principal Risks of Participating in the Contract” section later in this prospectus.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Prudential. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Prudential. More information about Prudential is available upon request. Such requests can be made toll-free at 855-756-4738. Information about Prudential's and its affiliate's financial strength ratings can be found under Investor Relations at the bottom of the home page at www.prudential.com.

For more information about the risk of loss, please refer to the “Principal Risks of Participating in the Contract” section later in this prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
Prudential reserves the right to remove or substitute the portfolios used by the Variable Investment Options. You will be given specific notice in advance of any substitution we intend to make.

For more information about investment and transfer restrictions, please refer to the “Charges, Fees and Reductions” section later in this prospectus.

Are There any Restrictions on Contract Benefits?	The Contract does not offer any optional benefits.
TAXES
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information about tax implications, please refer to the “Federal Tax Status” section later in this prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.

For more information about compensation, please refer to the “Other Information” section later in this prospectus.

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.

For more information about exchanges, please refer to the “Federal Tax Status” section later in this prospectus.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering an interest in the Contract or when making withdrawals from the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy an interest in the Contract, surrender an interest or make withdrawals from the Contract, or transfer Participant Account Value between investment options. State premium taxes may also be deducted.
For more information about those fees and maximum charges, see the “Charges, Fees and Deductions” section of this prospectus.

TRANSACTION EXPENSES
	Minimum	Maximum [1]
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None
Transfer Fee [2]	None	None
New Loan Application Fee	$0	$75.00
Annual Loan Maintenance Fee	$0	$60.00
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions (as a percentage of Contract Value) [3]	0.0%	3.5%
1Neither the plan nor Prudential is prohibited from increasing a charge (up to the maximum charge) just because a particular charge is currently set at zero.
2Currently, we do not impose a transfer fee.
3Current taxes in a given state can range from 0% to 3.5%, depending on your state of jurisdiction. For additional information, see the “Taxes Attributable to Premium” section of this prospectus.
The next table describes the fees and expenses that you will pay each year during the time that you participate in the Contract (not including portfolio fees and expenses).

ANNUAL CONTRACT EXPENSES
Maximum
Base Contract Expenses (as a percentage of net assets): [1]	0.75%
1 The Base Contract Expenses includes the mortality and expense risk charge (0.15%) and the administrative fee (maximum 0.60%). The administrative fee may be reduced under certain Contracts due to economies of scale and other factors.
The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you participate in the Contract. For a complete list of portfolios available under the Contract, including their annual expenses, please refer to “Appendix A: Guaranteed Interest Account and Underlying Fund Options” later in this prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES
	Minimum	Maximum
Annual Portfolio Company Expenses	0.28%	1.34%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual portfolio company expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your interest in the Contract at the end of the applicable time period:	$2,142	$6,612	$11,341	$24,398
If you annuitize at the end of the applicable time period:	$2,142	$6,612	$11,341	$24,398
If you do not surrender your interest in the Contract:	$2,142	$6,612	$11,341	$24,398

BRIEF DESCRIPTION OF THE CONTRACTS
The Discovery Premier Group Variable Annuity Contract is a variable annuity contract issued by The Prudential Insurance Company of America (“Prudential”), with its principal place of business located at 751 Broad Street, Newark, NJ 07102. When sold, Prudential offered the Contracts to retirement plans qualifying for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”) and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The Contracts are group annuity contracts that we typically issue to Employers. These Employers then make contributions under the Contract on behalf of their employees. A person for whom contributions have been made and to whom they remain credited under a Contract is a “Participant.” Prudential is solely responsible for its obligations under the Discovery Premier Group Retirement Annuity, and there are no support agreements from third parties relating to the capitalization of Prudential. You may invest in the separate account. The income, gains and losses credited to, or charged against, the separate account reflect the separate accounts' own investment experience, and not the investment experience of Prudential's other assets. The assets of the separate account may not be used to pay any liabilities required of Prudential, other than the liabilities required under the terms of the Contract.
The value of a Participant’s investment depends upon the performance of the selected investment option(s). Currently, there are 33 Variable Investment Options, each of which is called a Subaccount. Prudential may limit the number of Subaccounts an Employer may select in order to ensure that Prudential is the owner of the assets in the Subaccounts for tax purposes. We invest the assets of each Subaccount in one of the portfolios listed in “The Portfolios” section. You may direct contributions to one or a combination of Variable Investment Options as well as the Guaranteed Interest Account. We set up a separate Participant Account to record your investment choices. You can withdraw amounts held under your Participant Account, in whole or in part, prior to the Annuity Date. We also provide for a death benefit under the Contract.
Through payroll deduction or similar agreements with the Contractholder, you may make contributions under the Contract if permitted under your retirement arrangement. In addition, you may make contributions in ways other than payroll deduction under certain circumstances if permitted under your retirement arrangement.
Prudential assesses charges under the Contracts for administering the Contracts, and for assuming mortality and expense risks under the Contracts. The administrative fee and mortality and expense risk charge make up what is referred to as a base contract expense. We deduct a mortality and expense risk charge equal to a maximum annual rate of 0.15% from the assets held in the Variable Investment Options with respect to all the Contracts. We also deduct an administrative fee equal to a maximum annual rate of 0.75% from the assets held in the Variable Investment Options. The mortality and expense risk charge and the administrative fee make up what is referred to as a base contract expense. You can find further details in the “Fee Table”; “Administrative Fee”; and “Charge for Assuming Mortality and Expense Risks” sections.
A charge against each of the portfolios’ assets is also made by the investment adviser for providing investment advisory and management services. You can find further details about charges under the section entitled “Charges, Fees and Deductions.”
Unless restricted by the retirement arrangement under which you are covered, or by a section of the Code, you may withdraw, at any time, all or part of your Participant Account. See the “Withdrawals” section. If you withdraw, you may be taxed under the Code, including, under certain circumstances, a 10% additional tax for early distribution. The 10% additional tax for early distribution generally does not apply to Section 457 plans. See the “Federal Tax Status” section. In addition, you may transfer all or a part of your Participant Account Value among the Subaccounts and the Guaranteed Interest Account without the imposition of tax liability.
As explained below, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. See the “Requests, Consents and Notices” section for further information.
All written requests, notices, and transfer requests required or permitted by the Contracts (other than withdrawal requests and death benefit claims) should be sent to the address shown on the cover of this prospectus. Transaction requests (including death benefit claims) received in Good Order on a given Business Day will be effective for that Business Day; however, an earlier transaction cutoff time will apply with respect to a given retirement plan for which we have established an earlier transaction cutoff time. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.

You may request permitted telephone transactions by calling Empower at 855-756-4738. All permitted internet transactions may be made through www.empower.com. You must send all permitted written withdrawal requests or death benefit claims to Empower by one of the following three means: (1) by U.S. mail to: Empower, 8515 East Orchard Road, Greenwood Village, CO 80111; (2) delivery service other than the U.S. mail (e.g., Federal Express, etc.) sent to our office at the following address: Empower, 8515 East Orchard Road, Greenwood Village, CO 80111; or (3) fax to Empower, Attention: Client Payments at (866) 633-5212. Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Empower. See the “Modified Procedures” section. Empower may provide other permitted telephone numbers or internet addresses.
We intend this brief description of the Contracts to provide a broad overview of the more significant features of the Contracts. More detailed information about the Contracts can be found in subsequent sections of this prospectus and in the Contracts themselves. We reserve the right to terminate a Contract if, after a specified period of time after the Contract’s issuance, the number of participants enrolled falls below a specified number.
Right to Cancel
If you are not satisfied with your Contract, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center, at the address shown on the first page of this prospectus.
Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Participant Account Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Participant Account Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) qualified birth or adoption distributions. Amounts that are received under a Contract used in connection with a non-governmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

GENERAL INFORMATION ABOUT PRUDENTIAL, PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT AND THE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACTS
The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Our corporate office is located at 751 Broad Street, Newark, NJ 07102. We have been investing for pension funds since 1928.
Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.
Prudential has hired an administrator, Empower Annuity Insurance Company and its affiliates, to support the administrative and record keeping functions of the Prudential Discovery Premier Group Variable Contract Account and the Discovery Premier Group Retirement Annuity and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts and preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses that we bear include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Prudential is reimbursed for these administrative and record keeping expenses by the daily charge against the assets of each Subaccount for base contract expenses. However, the economic benefits and liabilities have been passed on to Empower Annuity Insurance Company of America, Empower Annuity Insurance Company’s parent company, through a reinsurance agreement.
Prudential Discovery Premier Group Variable Contract Account
Prudential established the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”) on November 9, 1999, under New Jersey Insurance Law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws. Prudential is the legal owner of the assets in the Discovery Account, and is obligated to provide all benefits under the Contracts. Prudential will maintain assets in the Discovery Account with a total market value sufficient to support its obligations under the Contracts. Prudential segregates the Discovery Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Prudential conducts. The Discovery Account’s assets may include funds contributed by Prudential to commence operation of the Discovery Account, and may include accumulations of the charges Prudential makes against the Discovery Account. From time to time, Prudential may transfer these additional assets to Prudential’s General Account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Discovery Account.
Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 33 Subaccounts within the Discovery Account. These Subaccounts invest in the corresponding funds available under the Contracts. We may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.
The Portfolios
The Variable Investment Options that you select, among those that are permitted, are your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Options.

Currently, there are 33 Variable Investment Options, each of which is called a Subaccount. Each Variable Investment Option invests exclusively in a single portfolio. Please refer to “Appendix A: Guaranteed Interest Account and Underlying Fund Options” later in this prospectus for certain information regarding each portfolio, including (i) its name, (ii) a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses and (v) performance. The Contract Value allocated to a Variable Investment Option will vary based on the investment experience of the corresponding portfolio company in which the Variable Investment Option invests. There is a risk of loss of the entire amount invested.
There is no guarantee that any portfolio will meet its investment objective. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectuses for the portfolios can be requested by writing us at the Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. You can also request this information at no cost by calling 855-756-4738.
Further information about the Fund portfolios is available in the prospectus for each portfolio.
Payments to Prudential
Respecting this Contract, Prudential has entered into agreements with certain portfolios and/or the investment advisers of such portfolios to provide administrative and support services to such portfolios. Pursuant to the terms of these agreements Prudential receives a total fee of up to 0.42% annually of the average assets allocated to the portfolios under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying portfolio that has portfolios which underlie Subaccounts. We pass such payments through the reinsurance arrangement with Empower Annuity Insurance Company of America (“EAICA”). The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment advisor. The existence of these payments tends to increase the overall cost of investing in the underlying portfolio. Contractholders, through their indirect investment in the portfolios, indirectly bear the costs of these fees (see the portfolios’ prospectuses for more information). We have an incentive to offer portfolios managed by affiliated sub-advisers because of the fees that those affiliates will receive. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under the Contract. In general, allocations made to affiliated portfolios (i.e., The Prudential Series Fund) benefit us financially, Prudential has selected the portfolios for inclusion as investment options under this Contract in Prudential’s role as the issuer of this Contract, and Prudential does not provide investment advice or recommend any particular portfolio.
We also receive Rule 12b-1 fees from some underlying portfolios which compensate Empower Financial Services, Inc. for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to contract owners invested in the underlying portfolios). These fees are paid by the underlying portfolio out of each underlying portfolio’s assets and are therefore borne by contract owners.
In addition, the investment adviser, subadviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and Participants, and creating marketing material discussing the Contract and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors, and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. Such payments may be passed to EAICA if applicable under the reinsurance arrangement.
In addition to the payments that we receive from underlying portfolios and/or their affiliates, those same portfolios and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by Prudential or its affiliated business units.
Other Fund Information
The investment advisers to the various portfolios charge a daily investment management fee as compensation for their services, as more fully described in the prospectus for each portfolio.
Prudential recognizes that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither Prudential nor the Funds currently foresee any such disadvantage, the Funds’ Boards of Directors intend to monitor events in order to identify any material conflict between variable life insurance and variable annuity contractholders and to determine what action, if any, should be taken in response to a conflict. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contractholders.
As detailed in The Prudential Series Fund prospectus, although the PSF PGIM Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the PSF PGIM Government Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.
A full description of the portfolios appears in the prospectuses for each portfolio and in the related statements of additional information. There is no assurance that the investment objectives will be met.
A portfolio may have an investment objective and investment policies closely resembling those of a mutual fund within the same complex that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such portfolio will resemble that of its retail fund counterpart.
Under certain Contracts, not all portfolios described in this prospectus are available to Participants. Under those Contracts, of the portfolios described in this prospectus, your Employer may choose up to 28 portfolios that will be available to you. The limit on the number of portfolios does not apply to contracts used with qualified pension and profit sharing plans described in Section 401(a) of the Code. Once your Employer has made that choice, it cannot substitute other portfolios for any portfolios that it has already selected. However, if your employer chooses fewer than 28 portfolios initially, we will permit it to select additional portfolios, so long as the total number of portfolios available to Participants does not exceed 28. Prudential reserves the right to change the number of portfolios that an Employer may make available to Participants to comport with future amendments of the Code and future rulings or interpretations issued by the Internal Revenue Service.
Guaranteed Interest Account
The Guaranteed Interest Account is a credited interest option available to certain group annuity contracts issued by Prudential. Amounts that you allocate to the Guaranteed Interest Account become part of the General Account of Prudential. Prudential’s General Account consists of all assets of Prudential recognized for statutory accounting purposes other than those specifically allocated to the Discovery Account and other separate accounts of Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the General Account. The Guaranteed Interest Account is a fixed income investment option that has an unlimited term and provides a guaranteed minimum crediting rate of 3.00%. This feature may not be changed.
Interest is calculated and applied daily at the current rate applicable to the Guaranteed Interest Account, subject to the guaranteed minimum crediting rate. The Guaranteed Interest Account is a continuous offering with no maturity feature nor does it require the investor to re-allocate contributions to a new segment of the Guaranteed Interest Account to receive a new declared interest rate. While the Guaranteed Interest Account is not subject to market fluctuations, the following restrictions apply: (1) equity wash limitations as described in the section entitled “Transfers”; (2) transfer restrictions as described in the section entitled “Transfers Between the Guaranteed Interest Account and the Discovery Account” which will be either a market value adjustment component to your Plan’s contract OR specific fund transfer limitations as described therein; and (3) transfer restrictions related to abusive trading practices as described in the section entitled, “Redemption Fees and Abusive Trading Practices.”
If your Plan is allowed to transfer your Guaranteed Interest Account to another stable value account under the Plan’s terms, it is prohibited from transferring the value of all participant Guaranteed Interest Account values to a “competing fund” as defined in the Contract.
Additionally, when your Plan terminates the Contract, they have a choice of taking the value of all participant’s Guaranteed Interest Accounts in two ways: (1) they can take it immediately (or in five quarterly installments if the amount is over $5 million dollars or such other period as may be required under state law) and subject you to a market value adjustment as described in the Contract and SAI; or (2) they can take the book value over a four-year payout period, in which case your account value will still receive interest credits although payments will be made over time.
The Guaranteed Interest Account is subject to an initial balance transfer limit that generally restricts investors from transferring more than 20% of their beginning yearly balance out of the Guaranteed Interest Account. Amounts transferred from a Participant’s Guaranteed Interest Account to another investment option available under the Participant’s plan that are in excess of 20% of the Participant’s Guaranteed Interest Account value (as measured as of the first day of the calendar year) are subject to a Market Value Adjustment as described in the Contract and SAI.

In most cases the market value adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred. If the interest rate being credited to the Guaranteed Interest Account at the time of withdrawal or transfer out of the Guaranteed Interest Account is lower than the interest rate being credited to new contributions to the Guaranteed Interest Account, the market value adjustment will be negative.
In addition, certain Contracts may prohibit transfers from the Guaranteed Interest Account into other investment options that are characterized in such Contracts as a “competing” investment option. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment option, such as a Subaccount investing in a stock portfolio, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.
Any allocation to the Guaranteed Interest Account is subject to the claims-paying ability of Prudential. Investors should be aware that we may change the fixed investment options’ features, may offer new fixed options, or may terminate existing fixed options.
Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has it registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and SAI only describe aspects of the Guaranteed Interest Account to the extent such aspect of the Guaranteed Interest Account impacts the Discovery Account. You can request additional information from your plan regarding the Guaranteed Interest Account.
While Prudential may not be required to register interests in the General Account or register the General Account as an investment company, the disclosures we make regarding the General Account are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Please refer to the SAI for more information about the Guaranteed Interest Account.

PRINCIPAL RISKS OF PARTICIPATING IN THE CONTRACT
The risks identified below are the principal risks of participating in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to the Subaccounts, which invest in portfolios. If the Subaccounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolios in which your Subaccounts invest. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio(s), each of which has its own unique risks. You should review the prospectus for each portfolio before making an investment decision.
Fund Removal and Replacement Risk. Prudential reserves the right to remove or substitute a Subaccount or underlying investment option. A substituted investment option may differ in its investment objectives, performance, risk profile and fees. If an investment option is eliminated without replacement, your assets may be automatically reallocated to a default investment that may not align with your investment objectives unless you elect otherwise.
Risks Associated with Market Value Adjustment. If your plan elected the version of the Contract that has a market value adjustment feature, certain transfers from the Guaranteed Interest Account are subject to a market value adjustment if they exceed specified thresholds. The Guaranteed Interest Account is subject to an initial balance transfer limit that generally restricts investors from transferring more than 20% of their beginning yearly balance out of the Guaranteed Interest Account. Amounts transferred from a Participant’s Guaranteed Interest Account to another investment option available under the Participant’s plan that are in excess of 20% of the Participant’s Guaranteed Interest Account value (as measured as of the first day of the calendar year) are subject to a Market Value Adjustment as described in the Contract and SAI.
The market value adjustment is calculated by taking the interest rate applicable to deposited funds, subtracting the current rate for new contributions, and multiplying the difference by 3. Investors bear the investment risk associated with changes in interest rates. In addition, any allocation to the Guaranteed Interest Account is subject to the claims-paying ability of Prudential. Additional information regarding market value adjustments can be found in the Contract and SAI.
Transfer Restriction Risk. Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contracts as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock portfolio, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account. Additional information regarding transfer limits applicable to the Guaranteed Interest Account can be found in the Contract and SAI.
Insurance Company Risk. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contract. You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Annuitization. Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
•You generally cannot change the payment stream you chose once it has begun.
•The Death Benefit terminates upon annuitization.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in portfolio available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Not a Short-Term Investment. The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered. Withdrawals from the Contract will reduce your contract value and the principal available for future growth. Early withdrawals from the Contract may result in taxes and tax penalties.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE CONTRACTS
Prudential generally issues the Contracts to Employers whose employees may become Participants. Under an Individual Retirement Account (“IRA”), a Participant’s spouse may also become a Participant. Prudential may issue a Contract to an association that represents Employers of employees who become Participants, to an association or union that represents members that become Participants, and to a trustee of a trust with participating Employers whose employees become Participants. Even though an Employer, an association or a trustee is the Contractholder, the Contract normally provides that Participants will have the rights and interests under them that are described in this prospectus. When a Contract is used to fund a deferred compensation plan established by a tax exempt entity under Section 457 of the Code, all rights under the Contract are owned by the Employer to whom, or on whose behalf, the Contract is issued. All amounts that we pay under the Contract are payable to the Employer, and are its exclusive property. For a plan established under Section 457 of the Code, the employee has no rights or interests under the Contract, including any right or interest in any Subaccount of the Discovery Account, except as provided in the Employer’s plan. This may also be true with respect to certain non-qualified annuity arrangements.
Also, a particular plan, even if it is not a deferred compensation plan, may limit a Participant’s exercise of certain rights under a Contract. Participants should check the provisions of their Employer’s plan or any agreements with the Employer to see if there are any such limitations and, if so, what they are.
The Contract includes a Guaranteed Interest Account (GIA), which offers a stable, fixed return with a guaranteed minimum interest rate. While the GIA is not subject to market fluctuations, the following restrictions apply: (1) equity wash limitations as described in the section entitled “Transfers”; (2) transfer restrictions as described in the section entitled “Transfers Between the Guaranteed Interest Account and the Discovery Account” which will be either a market value adjustment component to your Plan’s contract OR specific fund transfer limitations as described therein; and (3) transfer restrictions related to abusive trading practices as described in the section entitled, “Redemption Fees and Abusive Trading Practices.”
The Accumulation Period
If permitted under your retirement arrangement, an Employer will make contributions periodically to the Contract pursuant to a payroll deduction or similar agreement between the Participant and his/her Employer. In addition, you may make contributions in ways other than payroll deduction under certain circumstances.
As a Participant, you designate what portion of the contributions made on your behalf should be invested in the Subaccounts or allocated to the Guaranteed Interest Account. The Participant may change this designation usually by notifying Prudential as described under the “Requests, Consents and Notices” section of this prospectus. Under certain Contracts, an entity other than Prudential keeps certain records. Participants under those Contracts must contact the record keeper. See the “Modified Procedures” section.
Prudential credits the full amount (100%) of each contribution designated for investment in any Subaccount to a Participant Account maintained for the Participant. Except for the initial contribution, the number of Units that Prudential credits to a Participant in a Subaccount is determined by dividing the amount of the contribution made on his/her behalf to that Subaccount by the Subaccount’s Unit Value determined as of the end of the Business Day during which the contribution is received by Empower in Good Order at the address shown on the cover page of this prospectus or such other address as Prudential may direct.
Prudential generally will invest the initial contribution made for a Participant in a Subaccount no later than two Business Days after it is received by Prudential, if it is preceded or accompanied by satisfactory enrollment information. If the Contractholder submits an initial contribution on behalf of one or more new Participants for the Contract that is not preceded or accompanied by satisfactory enrollment information, then Prudential will allocate such contribution to the plan’s default portfolio upon receipt, and also will send a notice to the Contractholder or its agent that requests allocation information for each such Participant.
If Prudential does not receive the necessary enrollment information in response to this initial notice, Prudential will deliver up to three additional notices to the Contractholder or its agent at monthly intervals that request such allocation information. During the time period in which the initial contribution is allocated to that default portfolio, the Participant will not be invested in the Contract. Depending on the characteristics of the plan’s default portfolio, the Participant may experience a gain or loss on money allocated to that option. After 105 days have passed from the time that Units of the plan’s default portfolio were purchased on behalf of Participants who failed to provide the necessary enrollment information, Prudential will redeem the relevant Units and pay the proceeds (including earnings) to the Contractholder. Any proceeds that Prudential pays to the Contractholder under this procedure may be considered a prohibited and taxable reversion to the Contractholder under current provisions of the Code. Similarly, proceeds that Prudential returns may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, to hold all plan assets in trust. The Contractholder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.
A change in the value of a Unit will not affect the number of Units of a particular Subaccount credited to a Participant. However, the dollar value of a Unit will vary from Business Day to Business Day depending upon the investment performance of the Subaccount.
Prudential determines the value of a Participant Account in a Subaccount on any particular day by multiplying the total number of Units credited to the Participant by the Subaccount’s Unit Value on that day.
Prudential typically sets the Unit Value for each Subaccount at $10 on the date of commencement of operations of that Subaccount. Prudential determines the Unit Value for any subsequent Business Day as of the end of that day by multiplying the unit change factor for that day by the Unit Value for the preceding Business Day. Prudential determines the unit change factor for any Business Day by dividing the current day net asset value for portfolio shares by the net asset value for shares on the previous Business Day. This factor is then reduced by a daily equivalent of the mortality and expense risk fee and the administrative fee.
Prudential determines the value of the assets of a Subaccount by multiplying the number of portfolio shares held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the portfolio but not yet paid.
If your plan is serviced by Fidelity Investments Institutional Operations Company, Inc. and Fidelity Brokerage Services LLC (collectively, “Fidelity”), then your contributions, transfers, and redemptions are priced in a different manner. Specifically, if any such transaction is received in Good Order by Fidelity on a given Business Day, the order will purchase or sell (as applicable) Units of the Subaccounts at the Unit Value in effect for that Business Day.
Allocation of Purchase Payments
A Participant determines how the initial contribution will be allocated among the Subaccounts by specifying the desired allocation on the application or enrollment form. If allowed by his/her plan, a Participant also may specify the allocation of the initial contribution through our automated voice response system, 855-756-4738, the Participant website, www.empower.com, or by contacting the Empower Care Center at 855-756-4738. A Participant may choose to allocate nothing to a particular Subaccount. Unless a Participant tells us otherwise, we will allocate subsequent contributions in the same proportions as the most recent contribution made by that Participant. A Participant may change the way in which subsequent contributions are allocated by providing Prudential with proper instruction as described under the “Requests, Consents and Notices” section of this prospectus.
If a third party (rather than Empower) provides record keeping services to your plan and has been designated as our pricing agent, then purchases, withdrawals and transfers received in Good Order by that record keeper on a given Business Day will be priced by Empower as of that Business Day.
We may make available an asset allocation program to assist you in determining how to allocate Purchase Payments. For more information about the asset allocation program, please refer to the "Benefits Available Under the Contract" section in this prospectus.
Transfers
Transfers that you make among Subaccounts will take effect as of the end of the Business Day in which a proper transfer request is received at Empower, in Good Order. A Participant may transfer out of an investment option into any combination of other investment options available under the Contract, which are made available through a Participant’s plan. Generally, the transfer request may be in dollars, such as a request to transfer $1,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options. Under certain Contracts, Prudential may require that transfer requests be effected in terms of whole number percentages only, and not by dollar amount. A Participant generally may make transfers by proper notice to Prudential as described under the “Requests, Consents and Notices” section.
If a Contractholder chooses telephone privileges, each Participant will automatically be enrolled to use the Telephone Transfer System. We have adopted procedures designed to ensure that requests by telephone are genuine. We will not be held liable for following unauthorized telephone instructions we reasonably believe to be genuine. We cannot guarantee that a Participant will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Unless restricted by the retirement arrangement under which a Participant is covered, when Prudential receives a duly completed written transfer request form or properly authorized telephone transfer request, Prudential will transfer all or a portion of the Participant Account in any of the Subaccounts to another Subaccount or the Guaranteed Interest Account. Prudential may restrict transfers from the Guaranteed Interest Account. There is no minimum transfer amount. As of the Business Day you make the transfer request, Prudential will reduce the Subaccount(s) from which the transfer is made by the number of Units obtained by dividing the amount to be transferred by the Unit Value for the applicable Business Day. If the transfer is made to another Subaccount as of the same day, the number of Units Prudential credits to the Participant in that Subaccount will be increased by means of a similar calculation. Prudential reserves the right to limit the frequency of these transfers. All transfers are subject to the terms and conditions set forth in this prospectus and in the Contract(s) covering a Participant.
Prudential may stipulate different procedures for Contracts under which another entity provides record keeping services.
Certain Contracts may prohibit transfers from the Guaranteed Interest Account into non-equity investment options that are characterized in such Contracts as “competing” with Prudential’s General Account options with regard to investment characteristics. If a Contract precludes such transfers, the Contract will further require that amounts transferred from the Guaranteed Interest Account into non-competing investment options, such as a Subaccount investing in a stock portfolio, may not for 90 days thereafter be transferred into a “competing” option or back to the Guaranteed Interest Account.
A Contract may include a provision that, upon discontinuance of contributions for all Participants of an Employer covered under a Contract, the Contractholder may request Prudential to make transfer payments from any of the Subaccounts to a designated alternate funding agency. If the Contract is used in connection with certain tax deferred annuities subject to Section 403(b) of the Code, or with IRAs, Prudential will promptly notify each affected Participant and each Beneficiary of a deceased Participant that such a request has been received. Within 30 days of receipt of such notice, each recipient may elect in writing on a form approved by Prudential to have any of his/her Participant Account Value transferred to the alternate funding agency. If he/she does not so elect, his/her investment options will continue in force under the Contract. If he/she does so elect, his/her account will be canceled as of a “transfer date” which is the Business Day specified in the Contractholder’s request or 90 days after Prudential receives the request, whichever is later. The product of Units in the Participant’s Subaccounts immediately prior to cancellation and the appropriate Unit Value on the transfer date will be transferred to the designated alternate funding agency in cash. Please note that there is a different class of Contracts that allows a Contractholder to stop making contributions and request a transfer of Units from any investment option to a designated alternate funding agency without seeking participant consent to the transfer.
Subject to any conditions or limitations regarding transfers contained in the Section 403(b) tax deferred annuity arrangement under which a Participant is covered, a Participant who does not make an election to transfer his/her Participant Account Value to an Alternate Funding Agency may:
•continue to make transfers of all or part of his/her interest in his/her Participant Account among the available investment options offered; and
•transfer directly all or part of his/her interest in his/her Participant Account to a Section 403(b) tax deferred annuity contract of another insurance company, a mutual fund custodial account under Section 403(b)(7), or a retirement plan or arrangement qualifying for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Code except that a Participant in a Code Section 457 plan established by a tax exempt organization (other than a governmental unit) may make transfers only to the Section 457 plan of another tax exempt organization.
Contributions may be discontinued for all Participants under a Contract or for all Participants of an Employer covered under the Contract used in connection with a deferred compensation plan subject to Section 457 of the Code due to certain circumstances, such as a change in any law or regulation, which would have an adverse effect on Prudential in fulfilling the terms of the Contract. If contributions are so discontinued, we may initiate transfer payments from any Subaccount to an alternate funding agency. The transfer would be made as described in the paragraph above.
Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, certain requests for transfer payments other than those described above must include the consent of the Participant and spouse and must be notarized or witnessed by an authorized plan representative.
From time to time, Prudential may make an offer to holders of other variable annuities that Prudential or an affiliate issues to exchange their variable annuity contracts for interests in a Contract issued by the Account. Prudential will conduct any such exchange offer in accordance with SEC rules and other applicable law. Current SEC rules pertaining to exchange offers among affiliated variable annuity contracts generally require, with certain exceptions, that no fee be imposed at the time of the exchange. Under this rule, Prudential could charge an administrative fee at the time of the exchange, although we have no present intention of doing so. SEC rules also require us to give an exchanging variable annuity contractholder “credit,” for purposes of calculating any withdrawal charge applicable under the Contract, for the time during which the contractholder held the variable annuity that was exchanged.

Transfers Between the Guaranteed Interest Account and the Discovery Account
Transfers between the Guaranteed Interest Account and the Discovery Account are limited by the Contract in one of the following ways:
Either:
(a)In any one year, amounts transferred from a Participant’s Guaranteed Interest Account to another investment option available under the Participant’s plan that are in excess of 20% of the Participant’s Guaranteed Interest Account value (as measured as of the first day of the calendar year) are subject to a Market Value Adjustment as described in the Contract and SAI. In most cases the Market Value Adjustment will be either a zero or a negative adjustment to the Guaranteed Interest Account value being transferred; or
Your plan and Prudential agreed that:
(b)Participant Account Value may not be directly transferred from the Guaranteed Interest Account to the PSF PGIM Government Money Market Portfolio and the PIMCO Variable Investment Trust Short-Term Portfolio.* A Participant may indirectly transfer account value from the Guaranteed Interest Account to either the PSF PGIM Government Money Market Portfolio or the PIMCO Variable Investment Trust Short-Term Portfolio by first transferring such account value to another Subaccount, and provided that at least 90 days has passed before the transfer to either the PSF PGIM Government Money Market Portfolio or the PIMCO Variable Investment Trust Short-Term Portfolio occurs. Participant Account Value transferred from the Guaranteed Interest Account to another Subaccount may be transferred back into the Guaranteed Interest Account after 90 days have passed. In the event of unusual market volatility, Prudential may waive the 90 day restriction. This transfer restriction may apply to other investment options under your plan, in addition to the Subaccounts named above.
* For the purposes of this provision the PSF PGIM Government Money Market Portfolio and the PIMCO Variable Investment Trust Short-Term Portfolio are considered competing portfolios.
Redemption Fees and Abusive Trading Practices
The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading”, can make it very difficult for a portfolio manager to manage an underlying portfolio investment. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.
In light of the risks posed by “market timing” or “excessive trading”, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying portfolio that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
•Warning. Upon identification of activity that meets the market-timing criteria, you will be warned at the time of trade. If applicable, the plan will be notified.
•Restriction. A second incidence of activity meeting the market timing criteria will trigger a trade restriction, prohibiting you from investing in the variable investment option for thirty (30) days. We reserve the right to extend the trade restriction incrementally if the behavior recurs during the six-month period immediately following the initial restriction.

•Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual investors, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific investors who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus investors) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios. Please refer to each underlying portfolio’s fund prospectus for more information on their market timing and excessive trading policies.
A portfolio also may assess a short-term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Auto-Rebalancing
The Auto-Rebalancing feature allows for the automatic rebalance of Subaccount assets at specified intervals based on percentage allocations chosen by the Participant. For example, suppose a Participant’s initial investment allocation of Subaccounts is split 40% and 60%, respectively. Then, due to investment results, that split changes. A Participant may instruct that those assets be rebalanced to his/her original or different allocation percentages. Auto-Rebalancing can be performed on a one-time basis or periodically, with the frequency generally determined by the Contractholder. Rebalancing will take effect as of the end of the Business Day for each applicable interval. If the New York Stock Exchange and Prudential are not open on the rebalancing date, the transfer will take effect as of the end of the Business Day which immediately follows that date. Prudential currently imposes no charge for this feature. Prudential would impose such a charge only pursuant to an amendment to an administrative services agreement, which would have to be agreed to in writing (or its electronic equivalent) by both Prudential and the Contractholder.
Withdrawals
Under certain circumstances as described in the retirement arrangement under which a Participant is covered, a Participant may withdraw at any time all or part of his/her Participant Account Value that is attributable to Employer contributions or after-tax Participant contributions, if any.
The Code imposes restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code. Pursuant to Section 403(b)(11) of the Code, amounts attributable to a Participant’s salary reduction contributions (including the earnings thereon) that are made under a tax deferred annuity after December 31, 1988 can only be withdrawn (redeemed) when the Participant attains age 59 1/2, separates from service with his/her Employer, dies, or becomes disabled (within the meaning of Section 72(m)(7) of the Code). However, the Code permits the withdrawal of amounts attributable to tax deferred annuity salary reduction contributions (excluding the earnings thereon) that are made after December 31, 1988, in the case of a hardship. Effective for plan years after December 31, 2023 hardship distributions are no longer limited to salary reduction contributions under the Code. If the arrangement under which a Participant is covered contains a financial hardship provision, a Participant can make withdrawals in the event of the hardship. Similarly, if the arrangement under which a Participant is covered contains qualified birth or adoption distribution provisions or qualified disaster recovery distribution provisions, a Participant can make withdrawals in the event of qualified birth or adoption or a federally declared disaster. Effective for distributions made after December 31, 2023, emergency personal expense distributions or eligible distributions to a domestic abuse victim may also be permitted under the arrangement.
Furthermore, subject to any restrictions upon withdrawals contained in the tax deferred annuity arrangement under which a Participant is covered, a Participant can withdraw at any time all or part of his/her Participant Account Value under a predecessor Prudential tax sheltered annuity contract, as of December 31, 1988. Amounts earned after December 31, 1988 on the December 31, 1988 balance in a Participant Account attributable to salary reduction contributions are, however, subject to the Section 403(b)(11) withdrawal restrictions discussed above.
With respect to retirement arrangements other than tax deferred annuities subject to Section 403(b) of the Code, a Participant’s right to withdraw at any time all or part of his/her Participant Account Value may be restricted by the retirement arrangement under which he/she is covered. For example, governmental Section 457(b) plans typically permit withdrawals only upon attainment of age 59 1/2, severance from employment with the employer, or for unforeseeable emergencies.
We consider withdrawals as having been made first from contributions. This differs from the treatment of withdrawals for federal income taxes as described below, where generally, withdrawals are considered to have been made first from investment income.
We will effect the withdrawal as of the end of the Business Day in which a proper withdrawal request is received at Empower in Good Order. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Your withdrawal will be allocated proportionally from all investment options, unless you specify, in writing, the investment options from which you would like the withdrawal processed, if your Employer’s plan so permits you to specify. You may indicate the withdrawal amount as a dollar amount or as a percentage of the Participant Account Value in the applicable Subaccount(s), if your Employer’s plan permits.
We will generally pay the amount of any withdrawal within seven days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may deny a request for a hardship withdrawal if your Employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct Prudential to withdraw amounts from your Participant Account Value to pay such plan expenses by selling units of the Account.
If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. For more information about the systematic withdrawal plan, please refer to the “Benefits Available Under the Contract” section in this prospectus.
Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
•The New York Stock Exchange is closed (other than customary weekend and holiday closings);
•Trading on the New York Stock Exchange is restricted;
•An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
•The SEC, by order, permits suspension or postponement of payments for the protection of investors.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program (“Texas Program”).

Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State. A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.

NAME OF BENEFIT	PURPOSE	STANDARD OR OPTIONAL	ANNUAL FEES		RESTRICTIONS/ LIMITATIONS
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$0	$0	None
Asset Allocation Program	A method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term.	Optional	$0	$0	None
Systematic Withdrawal Plan	Allows for pre-planned, automatic scheduled distributions.	Optional	$0	$0	None
Death Benefit
When Empower receives due proof of a Participant’s death and a claim and payment election submitted in a form approved by us in Good Order, we generally will pay to the designated Beneficiary a death benefit made up of the balance in the Participant Account. The death benefit will be valued as of the end of the Business Day in which proof of death and a claim and payment election forms are received at Empower in Good Order.
The appropriate address to which a death benefit claim generally should be sent is set out on the cover page of this prospectus. For certain Contracts, a death benefit claim should be sent to a designated record keeper rather than Empower.
Prudential will pay the death benefit in accordance with the Participant’s instructions. The death benefit can be paid:
1. in one lump sum as if it were a single withdrawal by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner;
2. as systematic withdrawals to completely distribute the death benefit amount by December 31 of the 10th anniversary of the participant's death;
3. as an annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.); or
4. as a partial withdrawal with any combination of numbers 2 and 3 of the above.
Any such payment will be subject to the required minimum distribution rules of Code Section 401(a)(9) as described in the “Federal Tax Status” section. If the Participant has not so directed, the Beneficiary may, within any time limit prescribed by or for the retirement arrangement that covered the Participant, elect:

•to receive a lump sum cash payment by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner;
•to have a fixed dollar annuity purchased under the Contract on a specified date, using the same annuity purchase rate basis that would have applied if the Participant Account were being used to purchase an annuity for the Participant (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.);
•to receive regular payments in accordance with the systematic withdrawal plan to completely distribute the death benefit amount by December 31 of the 10th anniversary of the participant’s death; or
•a combination of all or any two of the three options above.
Under certain types of retirement arrangements, the Retirement Equity Act of 1984 requires that in the case of a married Participant, a death benefit will be payable to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” A “qualified pre-retirement survivor annuity” is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the balance in the Participant Account as of the Participant’s date of death. Under the Retirement Equity Act, the spouse of a Participant in a retirement arrangement which is subject to these rules may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. Unless the spouse of a Participant in a plan which is subject to these requirements properly consents to the waiver of the benefit, Prudential will pay 50% of the balance in the Participant Account to such spouse even if the designated Beneficiary is someone other than the spouse. Under these circumstances, Prudential would pay the remaining 50% to the Participant’s designated Beneficiary.
Unless the retirement arrangement that covered the Participant provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity may choose from among the available forms of annuity. See the “Effecting an Annuity” section. The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in the Participant Account in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the required minimum distribution rules. See the “Federal Tax Status” section of this prospectus. If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement arrangement that covered the Participant, within seven days after the expiration of that time limit, Prudential will make a single cash payment to the Beneficiary. A specific Contract may provide that an annuity is payable to the Beneficiary if the Beneficiary fails to make an election.
With respect to the death benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
Until Prudential pays a death benefit that results in reducing to zero the balance in the Participant Account, Prudential will maintain the Participant Account Value in the Subaccounts and the Guaranteed Interest Account that make up the Participant Account for the Beneficiary in the same manner as they had been for the Participant, except:
•the Beneficiary may make no contributions; and
•the Beneficiary may not take a loan.
Asset Allocation Program
We may make available an asset allocation program to assist you in determining how to allocate Purchase Payments. If you choose to participate in the program, you may do so by utilizing a form available in the employee enrollment kit. The form will depict various asset allocation models based on age and risk tolerance. You also may participate in the program by providing instructions by telephone or through the internet, if permitted under your plan. We offer the asset allocation program at no charge to you. You are under no obligation to participate in the program or to invest according to its model allocations. You may ignore, in whole or in part, the model investment allocations provided by the program.
Asset allocation is a sophisticated method of diversification that allocates assets among classes to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program’s model allocations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. Prudential is not acting as your fiduciary as defined by ERISA, or any rule or guidance promulgated thereunder, by making the asset allocation program available to you. If you need investment advice, please consult a qualified professional.
The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time.
Systematic Withdrawal Plan
If permitted by the Code and the retirement arrangement under which a Participant is covered, Prudential may offer systematic withdrawals as an administrative privilege. Under a systematic withdrawal arrangement, a Participant may arrange for systematic withdrawals from the Subaccounts in which he/she invests and the Guaranteed Interest Account to which he/she allocates contributions. A Participant may arrange for systematic withdrawals only if at the time he/she elects to have such an arrangement, the balance in his/her Participant Account is at least $5,000. A Participant who has not reached age 59 1/2, however, may not elect a systematic withdrawal arrangement unless he/she has first separated from service with his/her Employer. In addition, the $5,000 minimum balance does not apply to systematic withdrawals made for the purpose of satisfying required minimum distribution rules.
Federal income tax provisions applicable to the retirement arrangement under which a Participant is covered may significantly affect the availability of systematic withdrawals, how they may be made, and the consequences of making them. Withdrawals by Participants are generally taxable as ordinary income. Participants who have not reached age 59 1/2 may incur substantial tax penalties on withdrawals. Withdrawals made after a Participant has attained age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) and withdrawals by Beneficiaries must satisfy certain required minimum distribution rules. See the “Federal Tax Status” section.
You may arrange systematic withdrawals only pursuant to an election in a form approved by Prudential. Under certain types of retirement arrangements, if a Participant is married, the Participant’s spouse must consent in writing to the election of systematic withdrawals with signatures notarized or witnessed by an authorized plan representative, or equivalent electronic procedure permitted by ERISA and related federal regulations. The election must specify that the systematic withdrawals will be made on a monthly, quarterly, semi-annual, or annual basis.
We will generally pay the amount of any withdrawal within seven days after receipt of a properly completed withdrawal request, in Good Order. We will pay the amount of any withdrawal requested, less any applicable tax withholding. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and we will not process it until we obtain such information from the Employer. An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Prudential will effect all systematic withdrawals as of the day of the month specified by the Contractholder, or, if such day is not a Business Day, then on the next succeeding Business Day. If the systematic withdrawal is made to satisfy required minimum distribution rules and the next succeeding Business Day would cause such payment to be made in the subsequent calendar year, then payment will be made on the last Business Day, preceding the day of the month specified by the Contractholder. Systematic withdrawals will continue until the Participant has withdrawn all of the balance in his/her Participant Account or has instructed Prudential in writing to terminate his/her systematic withdrawal arrangement. The Participant may elect to make systematic withdrawals in equal dollar amounts (in which case each withdrawal must be at least $250), unless it is made to satisfy required minimum distribution rules, or over a specified period of time (at least three years). Where the Participant elects to make systematic withdrawals over a specified period of time, the amount of each withdrawal (which will vary, reflecting investment performance during the withdrawal period) will be equal to the sum of the balances then in the Participant Account divided by the number of systematic withdrawals remaining to be made during the withdrawal period.
Prudential will take your systematic withdrawals proportionally from all the Subaccounts unless your Employer has directed Prudential to take such withdrawals first from your allocations, if any, to the Guaranteed Interest Account. If your Employer has provided such direction, Prudential will take your systematic withdrawals from your investment, if any, in the Guaranteed Interest Account until that amount is exhausted and thereafter pro rata from the Subaccounts. Certain Contracts may specify that systematic withdrawals be deducted in a different manner than that described immediately above.

A Participant may change the frequency, amount or duration of his/her systematic withdrawals by submitting a form to Prudential or Prudential’s designee. Prudential will provide such a form to a Participant upon request. A Participant may make such a change only once during each calendar year.
A Participant may at any time instruct Prudential to terminate the Participant’s systematic withdrawal arrangement. No systematic withdrawals will be made for a Participant after Prudential has received this instruction. A Participant who chooses to stop making systematic withdrawals may not again make them until the next calendar year and may be subject to federal tax consequences as a result.
If a Participant arranges for systematic withdrawals, that will not affect any of the Participant’s other rights under the Contract, including the right to make withdrawals, and purchase a fixed dollar annuity.
Discontinuance of Contributions
By notifying Prudential, the Contractholder generally may discontinue contributions on behalf of all Participants under a Contract or for all Participants of an Employer covered under a Contract. Contributions under the Contract will also be discontinued for all Participants covered by a retirement arrangement that is terminated.
On 90 days’ advance notice to the Contractholder, Prudential may elect not to accept any new Participant, or not to accept further contributions for existing Participants.
The fact that contributions on a Participant’s behalf are discontinued does not otherwise affect the Participant’s rights under the Contracts. However, if contributions under a Program are not made for a Participant for a specified period of time (24 months in certain states, 36 months in others) and the total value of his/her Participant Account is at or below a specified amount ($1,000 in certain states, $2,000 in others), Prudential may, if permitted by the Code, elect to cancel that Participant Account unless prohibited by the retirement arrangement, and pay the Participant, or the Plan Sponsor on the Participant's behalf, the value as of the date of cancellation.
Loan Program
The loans described in this section are generally available to Participants in 401(a) plans, 403(b) programs and 457(b) plans of eligible governmental employers. The ability to borrow, as well as the interest rate and other terms and conditions of the loan, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential. While these loans are not provided to you under the terms of a Contract but rather under the terms of your retirement plan, please be aware that loan-related fees may be paid through a withdrawal of your Contract Value held under the Contract, and be sure to refer to your loan agreement for information on an existing loan.
For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the loan program comply with all Contract qualification requirements including the ERISA regulations.
The loans described in this section (which involve the Variable Investment Options) work as follows:
The term “Participant,” for the purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan including a Participant whose employment with a plan sponsor has ended.
Administration of Loan Program. A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this loan program. To receive a Participant loan, a Participant must enter into an agreement, including a pledge or assignment of the portion of the Account Value used for security on the loan.
Non-Automated Loans (Loans Requested Via Paper Form) - A Participant may apply for a loan by submitting a duly completed loan application that has been signed by the Participant.
Automated Loans (Loans Requested Via Telephone or Internet) - If permitted under the Contract, a Participant may apply for a loan by submitting a duly completed loan application, in a form prescribed by Prudential and consistent with the terms of this loan program, by authorized electronic means. The date and time of receipt will be appropriately recorded.
A loan application fee of up to $75 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60 which amount will be deducted from a Participant’s account. This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually.
Please be aware that if a third party (rather than Prudential) provides record keeping services to your plan, then loan related fees may be paid to that record keeper through withdrawals from your Participant Account Value. Be sure to refer to your loan agreement for information on an existing loan.

Availability and Processing of Participant Loans. If loans are permitted under the terms of the Contract, loans will be made available to Participants. Prudential may however refuse to make a loan to any Participant who it reasonably believes will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest).
A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant’s former employer.
We may delay the processing of a loan in order to obtain information from the Employer of a Participant that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the Employer. We may, however, refuse to make a loan if your Employer has not informed us that it is able to provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in the “ERISA Considerations” section.
Reasonable Rate of Interest. A Participant will be charged a reasonable rate of interest for any loan. The Contract will prescribe a means of establishing a reasonable interest rate. The interest rate on Participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively. The new basis will apply only to loans made after the effective date.
Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Value will be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Value, determined immediately after the origination of each loan.
Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan must be repaid within a period not exceeding five years from the date the Participant receives the loan from the plan unless the loan qualifies as a principal residence plan loan.
If permitted by the Contract, loan repayments may be made by payroll deduction. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than two months from the date the loan is issued. Should payroll deductions not be possible, payments will be due directly from the Participant by check or similar payment method. Should a Participant be unable to use payroll repayment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan, with interest in full, in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due, but less than the total outstanding balance, must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.
Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12 month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by the earliest of: (1) the date which is five years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military Leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave. Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

(a)$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made); or
(b)One-half (1/2) of the Participant’s vested Account Value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.
The minimum loan amount is as specified in the Contract, or if not specified, as determined by Prudential and permitted under applicable law. For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to applicable law, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
This maximum is set by federal tax law and applies to all loans from any plans of the Employer, including all annuity contracts offered under such plans. In applying the limitations under this section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as a loan under this section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to the Participant, or loan activity under annuity contracts not issued by Prudential, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution. If, however, the Participant defaults on the loan by, for example, failing to make required payments, the defaulted loan amount will be treated as a taxable distribution. In that event, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. A Participant may not renegotiate a loan.
Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution.
Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all portfolios or investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific portfolio or investment fund or funds, if the Employer’s plan permits. Unless specified otherwise in the Contract, loan repayments will be invested according to the Participant’s investment allocation for current contributions unless otherwise elected by the Participant.
Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be the 90 day period after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential, to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:
(a)Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);
(b)Death of the Participant;
(c)Failure to pay on time any other or future debts to the plan;
(d)Any statement or representation by the Participant in connection with the loan which is false or incomplete in any material respect;
(e)Failure of the Participant to comply with any of the terms of the promissory note and other loan documentation;
(f)When the Participant becomes insolvent or bankrupt.
If a Participant defaults on a Participant loan, the plan may not offset the Participant’s Account Value until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Value that will be offset and such amount being offset is available as security on the loan. Such offset is the sole remedy for non-payment to which the Participant is subject. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time but is not required to do so.

Pending the offset of a Participant’s Account Value following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001.
(a)Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.
(b)A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.
The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
Loan repayments may continue beyond termination of employment, if allowed under the terms of your retirement plan. Otherwise, if permitted under the terms of the plan, a loan will default when the Participant who has terminated employment, either first takes a partial or total distribution of the Account Value, or the grace period has expired.
A Participant may not request a direct rollover of the loan note.
If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan.
Modified Procedures
Under certain Contracts, the Contractholder or a third party acting on their behalf provides record keeping services that would otherwise be performed by Prudential. Such Contracts may require procedures somewhat different than those set forth in this prospectus. For example, such Contracts may require that contribution allocation requests, withdrawal requests, and/or transfer requests be directed to the Contract’s record keeper rather than Prudential. The record keeper is the Contractholder’s agent, not Prudential’s agent. Accordingly, transactions will be processed and priced as of the end of the Business Day in which Prudential receives appropriate instructions and/or funds from the record keeper. The Contract will set forth any such different procedures.

CHARGES, FEES AND DEDUCTIONS
Charges in General
This section describes the types of charges you may pay while you own this Contract as well as the maximum allowable charge under the Contract. The current charges are not described in the prospectus and they will vary by plan. Current charges can change. Therefore, although a particular charge can increase or decrease within the maximum charge noted in this prospectus, it can never exceed the maximum charge amount. Additionally, neither the plan nor Prudential is prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
Administrative Fee
Prudential imposes an administrative fee to compensate for the expenses incurred in administering the Contracts. This includes such things as issuing the Contract, establishing and maintaining records, and providing reports to Contractholders and Participants. Prudential deducts this fee daily from the assets in each of the Subaccounts at a maximum effective annual rate of 0.75%. Prudential may reduce this administrative fee under certain Contracts due to economies of scale or other factors.
Charge for Assuming Mortality and Expense Risks
Prudential makes a deduction daily from the assets of each of the Subaccounts as compensation for assuming the risk that our estimates of longevity and of the expenses we expect to incur over the lengthy periods that the Contract may be in effect will turn out to be incorrect. Prudential may reduce the charge for mortality and expense risks under certain Contracts due to economies of scale or other factors. Prudential assesses the charge daily at a maximum annual rate of 0.15% of the assets held in the Subaccounts.
Base Contract Expenses
The administrative fee and mortality and expense risk charge described above make up what is referred to as a base contract expense.
Expenses Incurred by the Portfolios
Participants indirectly bear the charges and expenses of the portfolios. Details about investment management fees and other portfolio expenses are available in the prospectuses for the portfolios and the related statements of additional information.
Withdrawal Charge
Effective October 1, 2009, Prudential has waived the withdrawal charge for all contracts. Notwithstanding this waiver, withdrawals will be subject to ordinary income tax and may be subject to tax penalties. You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. In addition, if your Plan selected the version of the Contract that contains a market value adjustment feature, transfers from the Guaranteed Interest Account may be subject to a market value adjustment if you transfer more than twenty percent (20%) of the value of your Guaranteed Interest Account as of the beginning of the calendar year.
Loan Fee
A loan application fee of up to $75 will be charged for each new loan, which amount is not refundable. In addition, there is an annual loan maintenance fee of up to $60 which amount will be deducted from a Participant’s account.
This annualized loan maintenance fee will be pro rated based on the number of full months that the loan is outstanding, and we generally deduct it quarterly. Under certain Contracts, we will deduct the loan maintenance fee annually. For additional information about loans, turn to the “Loan Program” section of this prospectus.
Aggregate Nature of Charges
The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
Taxes Attributable to Premium
There are federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
REQUESTS, CONSENTS AND NOTICES
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.empower.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.
For your protection and to prevent unauthorized exchanges, telephone calls and other electronic communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability, or cost which results from acting upon instructions reasonably believed to be authorized by you.
During times of extraordinary economic or market changes, electronic and other instructions may be difficult to implement.
Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic facsimile, internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.
Some states, retirement programs, or Contractholders may not allow these privileges, or allow them only in modified form.

FEDERAL TAX STATUS
The following discussion is general in nature and describes only federal income tax law. We generally do not describe state or other tax laws. It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.
Annuity Qualification
This discussion assumes the Contracts will be treated as annuity contracts for federal income tax purposes. In order to qualify for the tax rules applicable to annuity contracts, the assets underlying the Contracts must be diversified according to certain rules. For further detail on diversification requirements, see Dividends, Distributions and Taxes in the attached prospectus for The Prudential Series Fund. Tax rules also require that Prudential must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. Treasury Department regulations do not provide guidance concerning the extent to which Participants may direct investments in the particular investment options without causing Participants, instead of Prudential, to be considered the owner of the underlying assets. The ownership rights under the Contract are similar to, but different in certain aspects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the Ruling. While we believe that Prudential will be treated as the owner of the assets of the Discovery Account, it is possible that the Participants may be considered to own the assets. Because of these uncertainties, Prudential reserves the right to make any changes it deems necessary to assure that the Contracts qualify as annuity contracts for tax purposes including changing the number of funds that an Employer may make available to Participants. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such changes will be made only upon consent of the plan fiduciary.
Tax Qualified Retirement Arrangements Using the Contracts
The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (“Keogh plans”), simplified employee pension plans (“SEPs”), IRAs, Roth IRAs, and Section 403(b) tax deferred annuities (“TDAs”). The Contracts may be used with defined contribution annuity plans qualifying for federal tax benefits under Section 403(c) of the Code (“Section 403(c) annuities”). The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax exempt organization (called “Section 457 Plans” after the Internal Revenue Code section that governs their structure). Where Employer plans permit, the Contract may also be used for Roth Accounts. The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex, and Participants are advised to consult a qualified tax adviser.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Cost basis for a tax favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or Roth Account or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs or Roth IRAs, which is the responsibility of the IRA owner.
The tax rules for such plans involve, among other things, limitations on contributions and required minimum distribution provisions. Tax exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements.
Contributions/Rollovers
In general, assuming that the requirements and limitations of tax law applicable to the particular type of plan are adhered to by Participants and Employers, contributions made under a qualified retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Deductions for IRA contributions may be limited based on income if the individual or their spouse is a Participant in an Employer plan.
Contributions to a Roth IRA are subject to certain limits, and are not deductible for federal income tax purposes. Contributions to a Roth account under an employer plan or to a Section 403(c) annuity are not deductible.
The “rollover” rules under the Code are fairly technical; however, a Participant (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan. Beginning January 1, 2015, a Participant can only make an IRA to IRA rollover if the Participant has not made a rollover involving any IRAs owned by the Participant in the prior 12 months. For rollovers prior to 2015, a Participant was able to make an IRA to IRA rollover in a 12 month period for each IRA owned by the individual. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
Earnings
Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which the contributions have been invested until a distribution or withdrawal is received.
Distributions or Withdrawals
When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special income-averaging rule. The effect of federal income taxation depends largely upon the type of retirement plan and a generalized description, beyond that given here, is not particularly useful. Careful review of tax law applicable to the particular type of plan is necessary.
Furthermore, early distributions or withdrawals may be restricted or subject to an additional tax for early distribution . Participants contemplating a withdrawal should consult a qualified tax adviser.
Under a Roth IRA, distributions are generally not taxable for federal income tax purposes if they are made after attainment of age 59 1/2 or for certain other reasons and if the individual had a Roth IRA in effect for at least five tax years. Distributions from a Roth account under an employer plan are taxed similarly.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A one-time election of up to $50,000 for qualified charitable distributions to certain split-interest entities is also permitted. These amounts will be indexed for inflation for taxable years beginning after 2023. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70 1/2; over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Tax Deferred Annuities
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (“TSA”), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, and a governmental 457(b) plan. A contract may generally only qualify as a TDA if distributions (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
•Your attainment of age 59 1/2;
•Your severance of employment;
•Your death;
•Your total and permanent disability;
•Hardship (under limited circumstances);
•Qualified birth or adoption distributions; or
•Qualified disaster recovery distributions.
Effective for distributions made after December 31, 2023, emergency personal expense distributions or eligible distributions to a domestic abuse victim may also be permitted.
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any “direct transfer” of your interest in the contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 Plans must begin by the “required beginning date” which is April 1st of the calendar year following the later of (1) the year in which the Participant attains age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) or (2) the Participant retires (retirement date not applicable to IRAs). The following exceptions apply:
•For a TDA, only benefits accruing after December 31, 1986 must begin distribution by the required beginning date.
•Roth IRAs are not subject to these pre-death required minimum distribution rules.
•Effective for taxable years beginning after December 31, 2023, designated Roth accounts in a TDA are not subject to the pre-death required minimum distribution rules. Distributions required with respect to years beginning before January 1, 2024 are still required, but are permitted to be paid on or after such date.
The following provisions, where applicable, are effective for taxable years beginning after December 31, 2024:
•Mandatory automatic enrollment contribution arrangements are required for 401(k) and 403(b) plans.
•“Super” catch-ups for participants ages 60-63 (optional).
•Mandatory coverage for long-term part-time employees.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Distributions that are made after the required beginning date must generally be made in the form of an annuity for the life of the Participant or the lives of the Participant and his/her designated Beneficiary, or over a period that is not longer than the life expectancy of the Participant or the life expectancies of the Participant and his/her designated Beneficiary.
Distributions to Beneficiaries are also subject to required minimum distribution rules. See the “Required Distributions Upon Death of Participant” section.
An excise tax applies to Participants or Beneficiaries who fail to take the required minimum distribution in any calendar year.
Special Considerations Regarding Exchanges Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009.

We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
Section 403(c) Annuity Arrangements Using the Contracts
Contributions to Section 403(c) annuities are neither deductible nor subject to tax law limitations on their amount. Federal income tax currently is not imposed upon the investment income and realized gains earned by the Subaccounts in which contributions have been invested until a distribution or withdrawal is received. When a distribution or withdrawal is received, either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement, a portion of the distribution or withdrawal is taxable as ordinary income. Section 403(c) annuities are subject to neither the required minimum distribution rules described above nor to the rules described below as additional tax for early distribution on withdrawals and annuity payments and required distributions upon death of participant.
ERISA Considerations
Employer involvement and other factors will determine whether a Contract is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). If applicable, ERISA and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found under the “Charges, Fees and Deductions” section.
Information about sales representatives and commissions may be found under the “Other Information” and “Sale of the Contract and Sales Commissions” sections.
In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an Employer that is a tax exempt entity does not inform us that it will approve Participant requests for loans and hardships, such transactions may not be available to Participants using funds held under the Contracts. An individual employed by a tax exempt entity should check with his/her employer to determine whether loans and hardship withdrawals are available using funds held under the Contracts.
Taxes Payable by Participant
We believe the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, Participants should not pay any tax on investment earnings until money is received under the Contracts. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
Taxes on Withdrawals and Surrender
If a Participant makes a withdrawal from the Contract or surrenders it before annuity payments begin, the amount received will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn.
If a Participant assigns or pledges all or part of the Contract as collateral for a loan, the part assigned or pledged will be treated as a withdrawal. Also, if a Participant elects the interest payment option, this will be treated, for tax purposes, as a surrender of the Contract.
If a Participant transfers the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.
Taxes on Annuity Payments
A portion of each annuity payment a Participant receives will be treated as a partial return of Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of the Purchase Payments have been recovered, a tax deduction is allowed for the unrecovered amount.
Additional Tax on Early Distributions and Annuity Payments
Any taxable amount received under the Contract may be subject to a 10% additional tax for early distribution. The 10% additional tax for early distribution generally does not apply to Section 457 Plans. Also, amounts are not subject to this additional tax if:
•the amount is paid on or after age 59 1/2 or the death of the Participant;
•generally the amount received is attributable to the Participant becoming disabled;
•the amount paid or received is in the form of level payments not less frequently than annually for life (or a period not exceeding life expectancy);
•the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase); or
•the withdrawal is a qualified birth or adoption distribution.

Other exceptions to this tax may apply. You should consult your tax adviser for further details
Generally, if the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the additional tax for early distribution that would have been imposed without the exception, plus interest for the deferral. There are three approved methods for calculating the amount of the payments in the payment stream. In Revenue Ruling 2002-62, the IRS has indicated that a taxpayer may make a one-time switch to the “required minimum distribution method” from either of the other two methods without being deemed to have modified the series of payments.
Taxes Payable by Beneficiaries
Generally, the same tax rules apply to amounts received by a Beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution rules apply upon the death of a Participant, as discussed further below.
Required Distributions Upon Death of Participant
For non-qualified annuity arrangements certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.
If the Participant dies on or after the Annuity Date, and did not designate a Beneficiary, the remaining portion of the interest in the Contract must be distributed at least as rapidly under the method of distribution being used as of the date of death. If a Participant dies before the Annuity Date, the entire interest in the Contract must be distributed within five years after the date of death. However, if the Participant designated a Beneficiary, the designated Beneficiary may select an annuity payment option with payments to begin within one year of the death of the Participant. The value of the Contract may be distributed under an annuity option over the Beneficiary’s life or a period not exceeding the Beneficiary’s life expectancy. The designated Beneficiary is the person to whom the ownership of the Contract passes by reason of death, and must be a natural person.
If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For an employee, IRA owner, or beneficiary who died prior to January 1, 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to an employee, IRA owner, or beneficiary who died after January 1, 2020. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
In some circumstances, non-spouse Beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a governmental Section 457 plan, a Section 403(b) TDA or an IRA. Such plans are not required to offer non-spouse rollovers but if they do the rollover must be a direct trustee to IRA rollover. For plan years beginning after December 31, 2009, Employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an "inherited IRA." A non-spouse Beneficiary may also roll death benefits to an "inherited Roth IRA." The "required minimum distribution" rules regarding non-spouse Beneficiaries continue to apply.
Deaths before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed by December 31 of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the new post-death distribution requirements.
Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations. Effective January 1, 2024, a surviving spouse is able to elect to treat a qualified retirement plan account as his/her own retirement plan account if the Participant in the retirement plan died after his/her required beginning date.

The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements in the future. We reserve the right to make changes in order to comply with the proposed regulations, or once final regulations are published. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
Withholding
Amounts distributed from annuity contracts in nonqualified annuity arrangements and annuity payments from qualified plans are subject to tax withholding. Participants may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with us. Absent these elections, we will withhold the tax amounts required by the applicable tax regulations. Participants may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. If you are a U.S. person (which includes a resident alien) and you request a payment to be made to a non-U.S. address, we are required to withhold income tax.
In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) qualified birth or adoption distributions; and, effective for distributions made after December 31, 2023, (6) emergency personal expense distributions; or (7) eligible distributions to a domestic abuse victim. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
CARES Act Impacts
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Taxes on Prudential
We will pay company income taxes on the taxable corporate earnings created by this annuity contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the annuity contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Discovery Account or General Account.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Subaccount assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.
Additional Considerations
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report for the applicable Participant or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser with regard to spousal rights under the Contract for domestic partner or civil union partner.

EFFECTING AN ANNUITY
Subject to the restrictions on withdrawals from tax deferred annuities subject to Section 403(b) of the Code, and subject to the provisions of the retirement arrangement that covers him or her, a Participant may elect at any time to have all or a part of his/her interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The Contracts do not provide for annuities that vary with the investment results of any Subaccount. Withdrawals from the Participant Account that are used to purchase a fixed dollar annuity under the Contracts become part of Prudential’s General Account, which supports insurance and annuity obligations.
In electing to have an annuity purchased, the Participant may select from the forms of annuity described below, unless the retirement arrangement covering the Participant provides otherwise. The annuity is purchased on the first day of the month following receipt by us of proper written notice on a form we have approved that the Participant has elected to have an annuity purchased, or on the first day of any subsequent month that the Participant designates.
We generally will make the first monthly annuity payment within one month of the date on which the annuity is purchased.
For contracts held in connection with certain types of retirement arrangements, please note that if a Participant is married at the time payments commence, the Participant may be required by federal law to choose an income option that provides at least a 50% joint and survivor annuity to the Participant’s spouse, unless the Participant’s spouse waives that right. Similarly, if the Participant is married at the time of the Participant’s death, federal law may require all or a portion of the death benefit to be paid to the Participant’s spouse, even if the Participant designated someone else as the Participant’s Beneficiary. For more information, consult the terms of your retirement arrangement. A “qualified joint and survivor annuity” is an annuity for the Participant’s lifetime with at least 50% of the amount payable to the Participant continued after the Participant’s death to his/her spouse, if then living.
Once annuity payments begin, the Annuitant cannot surrender his/her annuity benefit and receive a lump sum payment.
We make the following forms of annuity available to Participants.
Life Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant. We guarantee that if, at the death of the Annuitant, payments have been made for less than the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), they will be continued during the remainder of the selected period to his/her Beneficiary.
Annuity Certain
This is an immediate annuity payable monthly for a period certain which may be 60, 120, 180, or 240 months, as selected by the Annuitant. If the Annuitant dies during the period certain, we will continue payments in the same amount the Annuitant was receiving to his/her Beneficiary. We make no further payments after the end of the period certain.
Joint and Survivor Annuity with Payments Certain
This is an immediate annuity payable monthly during the lifetime of the Annuitant with payments continued after his/her death to the contingent annuitant, if surviving, for the latter’s lifetime. Until the selected number of payments certain have been paid, payments made to the contingent annuitant after the Annuitant’s death are the same as those the Annuitant was receiving. After the selected number of period certain payments have been made, the payments continued to the contingent annuitant will be a percentage of the monthly amount paid to the Annuitant such as 33 1/3%, 50%, 66 2/3%, or 100% as selected by the Annuitant. The amounts of each payment made to the Annuitant will be lower as the percentage he/she selects to be paid to the contingent annuitant is higher. If both the Annuitant and the contingent annuitant die during the period certain (which may be 60, 120, 180, or 240 months, as selected by the Annuitant), we will continue payments during the remainder of the period certain to the properly designated Beneficiary.
We may make other forms of annuity available under the Contracts. The retirement arrangement under which the Participant is covered may restrict the forms of annuity that a Participant may elect.
If the dollar amount of the first monthly annuity payment is less than the minimum amount specified in the Contract, or if the Beneficiary is other than a natural person receiving payments in his/her own right, we may elect to pay the commuted value of the unpaid payments certain in one sum.
Purchasing the Contract
We apply the value of your Participant Account, less any applicable taxes, to the appropriate annuity purchase rate determined in accordance with the schedule in the Contract at the time the annuity is purchased. However, we may determine monthly payments from schedules of annuity purchase rates providing for larger payments than the rates shown in the Contract.
We guarantee the schedule of annuity purchase rates in a Contract for 10 years from the date the Contract is issued. If at any time after a Contract has been in effect for 10 years, we modify the schedule of annuity purchase rates, the modification is also guaranteed for 10 years. A change in the schedule of annuity purchase rates used for an annuity certain with 180 payments or less, as described above, will apply only to amounts added to a Participant Account after the date of change. A change in any other schedule will apply to all amounts in a Participant Account.
Spousal Consent Rules for Certain Retirement Plans
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA.
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plan and Money Purchase Pension Plans - If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (“QJSA”), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his/her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death.
Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (“QPSA”). If the plan pays death benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his/her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities) - Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities and 457 Plans - Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated Beneficiary.

OTHER INFORMATION
Sale of the Contract and Sales Commissions
Effective May 1, 2023, Empower Financial Services Inc. (“EFSI”) is the distributor and principal underwriter of the securities offered through this prospectus. EFSI was organized in 1984 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (“FINRA”). EFSI's principal business address is 8515 East Orchard Road, Greenwood Village, CO 80111.
EFSI may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contact but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, EFSI may offer the Contract directly to potential purchasers.
Prior to May 1, 2023, Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., was the distributor and principal underwriter of the securities offered through this prospectus. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934, and is a member of FINRA. PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, NJ 07102.
During the last three fiscal years a maximum aggregate amount of $47,278 was paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions. During the last three fiscal years a maximum aggregate amount of $394,839 was paid to EFSI for its services as principal underwriter.
We pay the broker-dealer whose registered representatives sell the Contract either:
•a commission of up to 2.85% of your Purchase Payments; or
•a combination of a commission on Purchase Payments and a “trail” commission-which is a commission determined as a percentage of your Account value that is paid periodically over the life of your Contract.
The individual registered representatives would receive a portion of the compensation, depending on the practice of his/her broker-dealer firm.
We may also provide compensation to the firm for providing ongoing service in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Discovery Account not described in this prospectus. In addition, in an effort to promote the sale of our products (which may include the placement of Prudential, affiliates of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence or analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to EFSI.
To the extent permitted by FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group annuity contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or EFSI, and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to firms does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by other Prudential business units.
Voting Rights

As stated above, all of the assets held in the Subaccounts of the Discovery Account are invested in shares of the corresponding portfolios. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the portfolios. However, as required by law, Prudential votes the shares of the portfolios at any regular and special shareholders meetings the portfolios are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b) and with respect to any IRA or other individual contract.
The Funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares in the respective portfolios for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within the Discovery Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the portfolios in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolios. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Account derived from participation in a Subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable Fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds’ portfolios, or to approve or disapprove an investment advisory contract for a portfolio. If we do disregard voting instructions, we will advise you of that action and our reasons for such action in the next annual or semi-annual report.
Substitution of Fund Shares
We may substitute one or more of the underlying portfolios held by the Subaccounts. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to the underlying portfolio held by the Subaccount being replaced. Contractholders and Participants will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports to Participants
Prudential will send Participants, at least annually, reports showing as of a specified date the amounts credited to them in the Subaccounts of the Discovery Account. We will also send Participants in certain plans annual and semi-annual reports for the applicable portfolios.
State Regulation
Prudential is subject to regulation by the New Jersey Department of Banking and Insurance (the “Department”) as well as by the insurance departments of all the other states and jurisdictions in which it does business. Prudential must file an annual statement in a form promulgated by the National Association of Insurance Commissioners. This annual statement is reviewed and analyzed by the Department, which makes an independent computation of Prudential’s legal reserve liabilities and statutory apportionments under its outstanding contracts. New Jersey law requires a quinquennial examination of Prudential to be made. Examination involves an extensive audit including, but not limited to, an inventory check of assets and sampling techniques to check the performance by Prudential of its contracts. This regulation does not involve any supervision or control over the investment policies of the Subaccounts or over the selection of investments for them, except for verification of the compliance of Prudential’s investment portfolio with New Jersey law.
The laws of New Jersey also contain special provisions which relate to the issuance and regulation of contracts on a variable basis. These laws set forth a number of mandatory provisions which must be included in contracts on a variable basis and prohibit such contracts from containing other specified provisions. The Department may initially disapprove or subsequently withdraw approval of any contract if it contains provisions which are “unjust, unfair, inequitable, ambiguous, misleading, likely to result in misrepresentation or contrary to law.” New Jersey also can withhold or withdraw approval if sales are solicited by communications which involve misleading or inadequate descriptions of the provisions of the contract.
In addition to the annual statement referred to above, Prudential is required to file with New Jersey and other states a separate statement with respect to the operations of all its variable contracts accounts, in a form promulgated by the National Association of Insurance Commissioners.
Legal Proceedings
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Prudential's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Discovery Account; the ability of EFSI to perform its contract with the Discovery Account; or Prudential’s ability to meet its obligations under the Contracts.
Assignment
Unless contrary to applicable law, the right to any payment under the Contract is neither assignable nor subject to the claim of any creditor.
Financial Statements
The financial statements of Prudential and the Account are included in the SAI. For a free copy of the SAI, contact the Empower Care Center by calling 855-756-4738, or writing to Empower, 8515 East Orchard Road, Greenwood Village, CO 80111.
Additional Information
Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The SAI is available from Prudential without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.

How to Contact Us
You can contact the Empower Care Center by:
•calling 855-756-4738 during our normal business hours, 7:00 a.m. to 9:00 p.m. Central Time, Monday through Friday, or 8:00 a.m. to 4:30 p.m. Central Time, Saturday to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.
•writing to us via regular or express mail at 8515 East Orchard Road, Greenwood Village, CO 80111. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
•accessing information via Empower's internet website at www.empower.com.
You can obtain account information by calling our automated response system and at www.prudential.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Contract using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Empower does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Empower reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

APPENDIX A: GUARANTEED INTEREST ACCOUNT AND UNDERLYING FUND OPTIONS
A Guaranteed Interest Account is also available under the Contract. The Guaranteed Interest Account is a fixed income investment option that has an unlimited term and provides a guaranteed minimum crediting rate of 3.00%. This feature may not be changed.
Interest is calculated and applied daily at the current rate applicable to the Guaranteed Interest Account, subject to the guaranteed minimum crediting rate. The Guaranteed Interest Account is a continuous offering with no maturity feature nor does it require the investor to re-allocate contributions to a new segment of the Guaranteed Interest Account to receive a new declared interest rate. While the Guaranteed Interest Account is not subject to market fluctuations, the following restrictions apply: (1) equity wash limitations as described in the section entitled “Transfers”; (2) transfer restrictions as described in the section entitled “Transfers Between the Guaranteed Interest Account and the Discovery Account” which will be either a market value adjustment component to your Plan’s contract OR specific fund transfer limitations as described therein; and (3) transfer restrictions related to abusive trading practices as described in the section entitled, “Redemption Fees and Abusive Trading Practices.” Investors should be aware that we may change the fixed investment options’ features, may offer new fixed options, or may terminate existing fixed options.
In addition to the Guaranteed Interest Account, the following is a list of portfolios available under the Contracts. The portfolios available under the Contracts vary by Employer and you should check the provisions of your Employer’s plan for a list of portfolios available. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. The prospectuses for the portfolios can be requested by writing us at Empower, 8515 East Orchard Road, Greenwood Village, CO 80111. You can also request this information at no cost by calling 855-756-4738.
The current expenses and performance information below reflects fee and expenses of the portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio's past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 years	10 years
Seeks long-term growth of capital	AB Variable Products Series Fund, Inc. Large Cap Growth Portfolio - Class A	0.65%	13.13%	12.04%	16.17%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
Seeks long-term growth of capital	AB Variable Products Series Fund, Inc. Relative Value Fund - Class A*	0.59%	10.47%	11.42%	10.57%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
Seeks long-term growth of capital	AB Variable Products Series Fund, Inc. Small Cap Growth Portfolio - Class A*	0.90%	4.80%	-0.44%	11.26%
	Adviser: AllianceBernstein L.P.
	Subadviser: N/A
Seeks long-term capital appreciation	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	0.66%	15.97%	11.93%	13.56%
	Adviser: BNY Mellon Investment Adviser, Inc
	Subadviser: Newton Investment Management Ltd
Seeks long-term growth of capital	Davis Equity Portfolio (Formerly Davis Value Portfolio)	0.71%	27.24%	13.39%	12.52%
	Adviser: Davis Selected Advisers LP
	Subadviser: Davis Selected Advisers (New York) Inc
APP A-1

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 years	10 years
Seeks long-term capital growth	Franklin Small-Mid Cap Growth VIP Fund - Class 1	0.84%	2.70%	1.27%	10.16%
	Adviser: Franklin Advisers, Inc.
	Subadviser: N/A
Seeks long-term growth of capital	Invesco V.I. Core Equity Fund - Series I	0.80%	16.17%	12.81%	11.73%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks capital appreciation	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	0.86%	4.79%	3.90%	11.38%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks long-term growth of capital	Invesco V.I. EQV International Equity Fund - Series I	0.90%	16.50%	3.68%	6.22%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks total return, comprised of current income and capital appreciation	Invesco V.I. Government Securities Fund - Series I	0.70%	7.37%	0.04%	1.60%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
Seeks long-term growth of capital	Janus Henderson Enterprise Portfolio - Institutional Shares	0.72%	7.67%	7.62%	12.79%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
Seeks long-term growth of capital	Janus Henderson Global Research Portfolio - Institutional Shares	0.82%	20.92%	12.51%	12.93%
	Adviser: Janus Henderson Investors US LLC
	Subadviser: N/A
Seeks long-term capital appreciation	LVIP Avantis Large Cap Value Fund - Standard Class II* (Effective 5/1/2026, the LVIP American Century Disciplined Core Value Fund was renamed to LVIP Avantis Large Cap Value Fund)	0.71%	14.86%	8.78%	10.39%
	Adviser: Lincoln Financial Investments Corporation
	Subadviser: American Century Investment Management Inc
Seeks capital appreciation	MFS® Growth Series - Initial Class*	0.73%	12.19%	11.10%	15.60%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
Seeks capital appreciation	MFS® Investors Trust Series - Initial Class*	0.74%	13.57%	11.33%	12.49%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
Seeks capital appreciation	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class*	0.72%	9.90%	10.02%	14.27%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
APP A-2

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 years	10 years
Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS® Total Return Bond Series - Initial Class*	0.53%	7.17%	0.15%	2.63%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
Seeks total return	MFS® Total Return Series - Initial Class*	0.61%	11.16%	6.42%	7.63%
	Adviser: Massachusetts Financial Services Company
	Subadviser: N/A
Seeks long-term capital appreciation	Nomura VIP Emerging Markets Series - Standard* (Formerly Macquarie VIP Emerging Markets Series)	1.16%	81.26%	8.81%	12.17%
	Adviser: Delaware Management Company, a series of Nomura Investment Management Business Trust
	Subadviser: N/A
Seeks maximum current income, consistent with preservation of capital and daily liquidity	PIMCO Short-Term Portfolio - Administrative Class	0.65%	4.67%	3.25%	2.76%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A
Seeks long-term growth of capital	PSF Global Portfolio - Class I*	0.73%	22.03%	10.04%	11.41%
	Adviser: PGIM Investments LLC
	Subadviser: PGIM Quantitative Solutions LLC
Seeks total investment return consistent with a conservatively managed diversified portfolio	PSF PGIM 50/50 Balanced Portfolio - Class I	0.58%	12.16%	7.20%	8.19%
	Adviser: PGIM Investments LLC
	Subadviser: PGIM Credit;PGIM Quantitative Solutions LLC;PGIM Limited;
Seeks total return consistent with an aggressively managed diversified portfolio	PSF PGIM Flexible Managed Portfolio - Class I	0.62%	13.16%	9.06%	9.26%
	Adviser: PGIM Investments LLC
	Subadviser: PGIM Credit;PGIM Quantitative Solutions LLC;PGIM Limited;
Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity	PSF PGIM Government Money Market Portfolio - Class I	0.32%	4.05%	3.06%	1.96%
	Adviser: PGIM Investments LLC
	Subadviser: PGIM Credit
Seeks a high total return	PSF PGIM High Yield Bond Portfolio - Class I*	0.57%	8.90%	4.85%	6.92%
	Adviser: PGIM Investments LLC
	Subadviser: PGIM Credit;PGIM Limited;
Seeks long-term growth of capital	PSF PGIM Jennison Blend Portfolio - Class I*	0.46%	18.52%	12.33%	13.96%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
Seeks long-term growth of capital	PSF PGIM Jennison Growth Portfolio - Class I*	0.60%	14.27%	10.69%	16.62%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
Seeks capital appreciation	PSF PGIM Jennison Value Portfolio - Class I	0.43%	16.88%	13.90%	11.39%
	Adviser: PGIM Investments LLC
	Subadviser: Jennison Associates LLC
APP A-3

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 year	5 years	10 years
Seeks a high level of income over a longer term while providing reasonable safety of capital	PSF PGIM Total Return Bond Portfolio - Class I	0.43%	7.80%	0.14%	3.17%
	Adviser: PGIM Investments LLC
	Subadviser: PGIM Credit;PGIM Limited;
Seeks long-term growth of capital	PSF Small-Cap Stock Index Portfolio - Class I	0.38%	5.69%	6.97%	9.52%
	Adviser: PGIM Investments LLC
	Subadviser: PGIM Quantitative Solutions LLC
Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks	PSF Stock Index Portfolio - Class I	0.28%	17.56%	14.09%	14.51%
	Adviser: PGIM Investments LLC
	Subadviser: PGIM Quantitative Solutions LLC
Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks	T.Rowe Price Equity Income Portfolio	0.74%	14.36%	11.17%	10.51%
	Adviser: T. Rowe Price Associates, Inc.
	Subadviser: N/A
Seeks long-term capital growth	Templeton Foreign VIP Fund - Class 1*	0.83%	29.51%	8.52%	6.01%
	Adviser: Templeton Investment Counsel LLC
	Subadviser: N/A
*This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information.

APP A-4

Empower Care Center
8515 East Orchard Road
Greenwood Village, CO 80111

Discovery Premier Group Retirement Annuity is a variable annuity issued by The Prudential Insurance Company of America, Newark, NJ.
This prospectus describes the important features of the Contract and provides information about The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) and the Prudential Discovery Premier Group Variable Contract Account (the “Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Contract, Prudential and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call 855-756-4738. We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC's website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

© 2026 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide, used under license.

DP.PU.003	EDGAR CONTRACT ID C000003362
Ed. 05/2026

Discovery Premier Group Retirement Annuity
Statement Of Additional Information: May 1, 2026
Discovery Premier
Group Variable Annuity Contracts
Issued Through
Prudential Discovery Premier Group
Variable Contract Account
The Prudential Insurance Company of America (“Prudential” or the "Company") no longer sells this product to new retirement plans. When it did sell the product, Prudential offered the DISCOVERY PREMIER® Group Retirement Annuity Contracts (each, a “Contract” and, collectively, the “Contracts”) for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 and 457 of the Internal Revenue Code of 1986 (the “Code”) and with non-qualified deferred compensation plans and non-qualified annuity arrangements. Prudential is a subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2026. You may obtain a prospectus free of charge by calling 855-756-4738. We do not incorporate by reference any information into this SAI. Capitalized terms used in the SAI that are not otherwise defined shall have the meanings given in the prospectuses for the Contracts.

FOR FURTHER INFORMATION CALL 855-756-4738 OR VISIT: WWW.EMPOWER.COM
Prospectus Dated: May 1, 2026
Statement of Additional Information Dated: May 1, 2026

Financial Statements Of Prudential Discovery Premier Group Variable Contract Account
Statutory Financial Statements Of The Prudential Insurance Company Of America

The Prudential Insurance Company of America	Empower Care Center
751 Broad Street	8515 East Orchard Road
Newark, NJ 07102	Greenwood Village, CO 80111
Telephone: (973) 802-6000	Telephone: 855-756-4738

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General Information About Prudential And Prudential Discovery Premier Group Variable Contract Account

The Prudential Insurance Company of America
The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.
Prudential has developed long-term savings and retirement products, which are distributed through Empower Financial Services, Inc. (“EFSI”).
Neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contract.
On July 21, 2021, Great-West Life & Annuity Insurance Company (“Great-West”) and Prudential Financial, Inc. (“PFI”), Prudential’s parent company, announced a strategic transaction, whereby, Great-West would, among other things, administer and reinsure the Contracts (the “Transaction”). The Transaction closed April 1, 2022. On or about October 1, 2022, Great-West changed its name to Empower Annuity Insurance Company of America.
Prudential Discovery Premier Group Variable Contract Account
Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account” or the “Account”) was established by Prudential on November 9, 1999, under New Jersey Insurance Law as a separate investment account. The Discovery Account meets the definition of a “separate account” under federal securities laws.
Prudential registered the Discovery Account with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust, which is a type of investment company. This registration does not mean that the SEC supervises the management or investment policies or practices of the Discovery Account. For state law purposes, the Discovery Account is treated as a part or division of Prudential. There are currently 33 Subaccounts within the Discovery Account. These Subaccounts invest in corresponding portfolios of the Funds available under the Contracts. Prudential may establish additional Subaccounts in the future. For Contracts funding retirement plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, such additional Subaccounts will be made available only upon the consent of the plan fiduciary.
Administration
The assets of each Subaccount of the Discovery Account are invested in a corresponding fund. The prospectus and the statement of additional information of each fund describe the investment management and administration of that fund.
Prudential has hired an administrator, Empower Annuity Insurance Company and its affiliates, to support the administrative and record keeping functions of the Discovery Account and the Discovery Premier Group Retirement Annuity and pay the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participant Accounts, preparing and distributing confirmations, statements, and reports. The administrative and record keeping expenses borne by us may include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
We may be reimbursed for these administrative and record keeping expenses by the daily charge against the assets of each Subaccount for administrative expenses. That daily charge is equal to a maximum effective annual rate of 0.75% of the net assets in each Subaccount. However, the economic benefits and liabilities have been passed on to Empower Annuity Insurance Company of America, Empower Annuity Insurance Company’s parent company, through a reinsurance arrangement.
Guaranteed Interest Account
The Contract may make available a Guaranteed Interest Account, which only applies to the Discovery Premier Group Retirement Annuity. Because of exemptive and exclusionary provisions, Prudential has not registered interests in the General Account (which include interests in the Guaranteed Interest Account) under the Securities Act of 1933, nor has Prudential registered the General Account as an investment company under the Investment Company Act of 1940. Accordingly, the prospectus and Statement of Additional Information (“SAI”) only describe aspects of the Guaranteed
3

Interest Account to the extent such aspect of the Guaranteed Interest Account impacts contributions allocated to the Discovery Account.
The following information is provided for informational purposes. You can request additional information from your plan regarding the Guaranteed Interest Account.
Market Value Adjustment
As applicable, the market value of the amount withdrawn from the Guaranteed Interest Account will be calculated using the formula described in this paragraph. A separate market value adjustment is determined for each portion of the Guaranteed Interest Account (each, a “Rate Segment”). The interest rate applicable to each such Rate Segment is compared to the interest rate credited for new Contributions in the current quarter.
The market value adjustment for a Rate Segment is calculated by subtracting the interest rate for new Contributions from the interest rate credited to that Rate Segment and multiplying that result by a factor of 3.0. In most cases the market value adjustment will be either a zero or a negative adjustment. The Contract may also provide that in no event will the application of the market value adjustment cause a Withdrawal from the Guaranteed Interest Account to be less than the Contributions withdrawn, accrued at an interest rate specified in the Contract.
Each market value adjustment is then applied to the dollars withdrawn from the corresponding Rate Segment. The market value of the amount withdrawn from the Guaranteed Interest Account is equal to the sum of the market values of the amount withdrawn from of each Rate Segment. The market value adjustment factor may be changed by Prudential as provided for in the Contract.
Interest Crediting Formula
Interest is credited to the Guaranteed Interest Account as described in the Contract. There may be different interest rates applicable to different portions of a Participant’s Guaranteed Interest Account.
Competing Funds
A Participant may not directly transfer any amount between the Guaranteed Interest Account and a Competing Fund.
A “Competing Fund” is an investment option available under a Participant’s Plan that is primarily comprised of high quality fixed income securities with an average duration of less than or equal to 4.5 years. Competing Funds include but are not limited to money market and short term bond funds. The prospectus described the Competing Funds in the Discovery Account but your Plan may offer other Competing Funds, such as a stable value insurance contract, that are not part of this group variable annuity Contract. The prospectus and the SAI do not describe every investment option available to you under your Plan, they only describe this group variable annuity Contract and the separate account (and its subaccounts) within the group variable annuity. If you have questions regarding what other Competing Funds are available in your Plan, you should contact your Plan administrator.
Prudential and your Plan may agree to replace the Market Value Adjustment on certain transfers from the Guaranteed Interest Account as described in the prospectus with a restriction on transfers between the Guaranteed Interest Account and a Competing Fund.
A Participant may indirectly transfer amounts from the Guaranteed Interest Account to a Competing Fund by first transferring the amount to be transferred into an investment option that is not a Competing Fund and further provided that at least 90 days has passed since such amount has been transferred into the investment option that is not a Competing Fund. Amounts transferred from the Guaranteed Interest Account to a non-Competing Fund may be transferred back into the Guaranteed Interest Account after 90 days. In the event of unusual market volatility, Prudential may waive the 90 day restriction.
Principal Underwriter
Effective May 1, 2023, Empower Financial Services, Inc. (“EFSI”) offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
Prior to May 1, 2023, Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., offered the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may have also offered the Contract through licensed insurance brokers and agents, provided clearances to do so were obtained in any jurisdiction where such clearances were necessary.
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During the last three fiscal years a maximum aggregate amount of $47,278 was paid to PIMS for its services as principal underwriter with respect to the Contract. PIMS retained none of the commissions. During the last three fiscal years a maximum aggregate amount of $394,839 was paid to EFSI for its services as principal underwriter with respect to the Contract.
As discussed in the prospectus, EFSI pays commissions to broker-dealers that sell the Contracts according to one or more schedules, and also may pay non-cash compensation. In addition, EFSI may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.
Payments Made To Promote Sale Of Our Products
In an effort to promote the sale of our products (which may include the placement of Prudential and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or EFSI may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services. To the extent permitted by the FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that EFSI pays which are broadly defined as follows:
•Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Prudential products that were sold through the firm (or its affiliated broker-dealers).
•Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Prudential products sold through the firm (or its affiliated broker-dealers).
•Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker-dealers) that we are aware (as of December 31, 2025) received payment with respect to this group annuity during 2025 (or as to which a payment was accrued during 2025). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2025, the least amount paid and greatest amount paid were $7,702 and $123,912, respectively. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the Contract, any such compensation was paid by us or by EFSI and did not result in any additional charge to you.

Name of Firm(s):
Paradigm Equities, Inc.
TBS Agency
Other Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Discovery Account funding the Contracts consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51
5

Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Donnelley Financial Solutions (certain Securities and Exchange Commission filings) located at 1905 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 215 County Avenue, Secaucus, NJ 07094; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines and ExlService South Africa (PTY) Ltd. located at 12th Floor, Portside Building, Bree Street, Cape Town, South Africa 8001; State Street Bank—Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; and Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai 400097 India.
Fidelity Investments Institutional Operations Company, Inc., located at 245 Summer Street, Boston, MA 02210, and Fidelity Brokerage Services LLC, located at 900 Salem Street, Smithfield, RI 02917 (collectively, “Fidelity”), serves as agent of Prudential for purposes of accepting orders and also performs certain other services as agent of Prudential with respect to certain retirement plans investing in the Discovery Premier Group Retirement Annuity. For Discovery Premier Group Retirement Annuity, Fidelity was compensated $351,852.80 for calendar year 2025.
Empower Annuity Insurance Company (“Empower”), formerly Prudential Retirement Insurance and Annuity Company, and The Prudential Insurance Company of America entered into an administrative services agreement as part of a reinsurance arrangement to provide certain record keeping and compliance services for the Discovery Premier Group Retirement Annuity. Empower is indirectly compensated for its record keeping services through the terms of the reinsurance treaty. Empower is a Connecticut domiciled insurance company with its principal place of business at 280 Trumbull Street, Hartford, CT 06103.
Determination Of Accumulation Unit Values
The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a Unit in each Subaccount will be determined by multiplying the value of a Unit of that Subaccount for the preceding Business Day by the unit change factor for that Subaccount for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value for fund shares by the net asset value for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and Base Contract Expenses. The value of the assets of a Subaccount is determined by multiplying the number of shares of the fund held by that Subaccount by the net asset value of each share, and adding the value of dividends declared by the fund but not yet paid.
Misstatement Of Age Or Sex
If an Annuitant’s stated age or sex (except where unisex rates apply) or both are incorrect, we will change each benefit and adjust the amount of each annuity payment to that which the total contributions would have bought for the correct age and sex. Also, we will adjust for the amount of any overpayments we have already made.
Cyber Security And Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, Prudential is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
6

Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact Prudential and contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate Unit Values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to Prudential, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Prudential may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Prudential in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused Prudential and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although Prudential, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Prudential cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
Federal Tax Status
Other Tax Rules
1.Diversification
The Internal Revenue Code provides that underlying investments for Variable Investment Options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.
2.Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.
3.Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity
7

as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.
4.Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.
Financial Statements
The statutory financial statements for Prudential included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. Also included herein are certain financial statements of the Account.
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025 and the financial statements of each of the Subaccounts of Prudential Discovery Premier Group Variable Contract Account as of the dates presented and for each of the periods indicated therein included in this SAI have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.
8

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	SUBACCOUNTS
	AB Variable Products Series Fund, Inc. Large Cap Growth Portfolio - Class A	AB Variable Products Series Fund, Inc. Relative Value Fund - Class A	AB Variable Products Series Fund, Inc. Small Cap Growth Portfolio - Class A	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Davis Equity Portfolio
ASSETS:
Investments at fair value (1)	$296,987	$1,357,928	$497,674	$83,544	$101,296
Due from (due to) the Company	—	—	—	—	—
Investment income due and accrued	—	—	—	—	—
Purchase payments receivable	—	—	8	—	—
Total Assets	296,987	1,357,928	497,682	83,544	101,296

LIABILITIES:
Payable for fund shares purchased	—	—	8	—	—
Total Liabilities	—	—	8	—	—

NET ASSETS	$296,987	$1,357,928	$497,674	$83,544	$101,296

NET ASSETS REPRESENTED BY:
Accumulation units	$296,987	$1,357,928	$497,674	$83,544	$101,296

ACCUMULATION UNITS OUTSTANDING	5,151	24,642	8,227	2,030	1,862

UNIT VALUE (ACCUMULATION)	$57.66	$55.11	$60.49	$41.15	$54.40

(1) Cost of investments:	$112,116	$955,700	$389,013	$56,686	$94,677
Shares of investments:	3,209	42,783	37,363	1,428	16,156

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Invesco V.I. EQV International Equity Fund - Series I	Invesco V.I. Government Securities Fund - Series I
ASSETS:
Investments at fair value (1)	$1,829,305	$16,704	$27,859	$1,063,231	$17,805
Due from (due to) the Company	—	—	6	—	—
Investment income due and accrued	—	—	—	—	—
Purchase payments receivable	—	—	—	19	—
Total Assets	1,829,305	16,704	27,865	1,063,250	17,805

LIABILITIES:
Payable for fund shares purchased	—	—	—	19	—
Total Liabilities	—	—	—	19	—

NET ASSETS	$1,829,305	$16,704	$27,865	$1,063,231	$17,805

NET ASSETS REPRESENTED BY:
Accumulation units	$1,829,305	$16,704	$27,865	$1,063,231	$17,805

ACCUMULATION UNITS OUTSTANDING	44,620	275	847	39,344	883

UNIT VALUE (ACCUMULATION)	$41.00	$60.74	$32.90	$27.02	$20.16

(1) Cost of investments:	$1,372,387	$12,642	$21,638	$707,306	$17,186
Shares of investments:	98,086	464	370	29,444	1,672

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	SUBACCOUNTS
	Janus Henderson Enterprise Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares	LVIP American Century Disciplined Core Value Fund - Standard Class II	MFS® Growth Series - Initial Class	MFS® Investors Trust Series - Initial Class
ASSETS:
Investments at fair value (1)	$6,808,436	$2,430,616	$619,585	$472,872	$3,235
Due from (due to) the Company	—	—	—	—	—
Investment income due and accrued	—	—	—	—	—
Purchase payments receivable	13	9	38	—	—
Total Assets	6,808,449	2,430,625	619,623	472,872	3,235

LIABILITIES:
Payable for fund shares purchased	13	9	38	—	—
Total Liabilities	13	9	38	—	—

NET ASSETS	$6,808,436	$2,430,616	$619,585	$472,872	$3,235

NET ASSETS REPRESENTED BY:
Accumulation units	$6,808,436	$2,430,616	$619,585	$472,872	$3,235

ACCUMULATION UNITS OUTSTANDING	144,341	74,503	14,884	3,993	60

UNIT VALUE (ACCUMULATION)	$47.17	$32.62	$41.63	$118.43	$53.92

(1) Cost of investments:	$3,325,926	$1,163,774	$431,205	$265,923	$3,137
Shares of investments:	81,460	30,509	64,007	6,969	124

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	MFS® Total Return Bond Series - Initial Class	MFS® Total Return Series - Initial Class	Nomura VIP Emerging Markets Series - Standard (1)	PIMCO Short-Term Portfolio - Administrative Class
ASSETS:
Investments at fair value (1)	$2,807,703	$24,476	$68,231	$4,024,571	$1,690,224
Due from (due to) the Company	—	—	—	—	—
Investment income due and accrued	—	—	—	—	—
Purchase payments receivable	—	—	—	9	—
Total Assets	2,807,703	24,476	68,231	4,024,580	1,690,224

LIABILITIES:
Payable for fund shares purchased	—	—	—	9	—
Total Liabilities	—	—	—	9	—

NET ASSETS	$2,807,703	$24,476	$68,231	$4,024,571	$1,690,224

NET ASSETS REPRESENTED BY:
Accumulation units	$2,807,703	$24,476	$68,231	$4,024,571	$1,690,224

ACCUMULATION UNITS OUTSTANDING	56,672	939	1,769	83,099	110,199

UNIT VALUE (ACCUMULATION)	$49.54	$26.07	$38.57	$48.43	$15.34

(1) Cost of investments:	$2,303,107	$24,357	$52,251	$1,600,258	$1,671,796
Shares of investments:	124,510	2,078	2,925	100,614	163,623

(1) Macquarie VIP Emerging Markets Series, name changed to Nomura VIP Emerging Markets Series - Standard, effective December 01, 2025.

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	SUBACCOUNTS
	PSF Global Portfolio - Class I	PSF PGIM 50/50 Balanced Portfolio - Class I	PSF PGIM Flexible Managed Portfolio - Class I	PSF PGIM Government Money Market Portfolio - Class I	PSF PGIM High Yield Bond Portfolio - Class I
ASSETS:
Investments at fair value (1)	$2,046,120	$4,936,635	$3,513,768	$358,567	$76,798
Due from (due to) the Company	—	—	—	—	—
Investment income due and accrued	—	—	—	346	—
Purchase payments receivable	—	—	—	—	—
Total Assets	2,046,120	4,936,635	3,513,768	358,913	76,798

LIABILITIES:
Payable for fund shares purchased	—	—	—	—	—
Total Liabilities	—	—	—	—	—

NET ASSETS	$2,046,120	$4,936,635	$3,513,768	$358,913	$76,798

NET ASSETS REPRESENTED BY:
Accumulation units	$2,046,120	$4,936,635	$3,513,768	$358,913	$76,798

ACCUMULATION UNITS OUTSTANDING	33,505	99,085	62,256	23,369	1,727

UNIT VALUE (ACCUMULATION)	$61.07	$49.82	$56.44	$15.36	$44.47

(1) Cost of investments:	$541,835	$2,612,577	$920,269	$358,567	$64,810
Shares of investments:	26,388	99,670	60,540	35,857	9,808

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	SUBACCOUNTS
	PSF PGIM Jennison Blend Portfolio - Class I	PSF PGIM Jennison Growth Portfolio - Class I	PSF PGIM Jennison Value Portfolio - Class I	PSF PGIM Total Return Bond Portfolio - Class I	PSF Small-Cap Stock Index Portfolio - Class I
ASSETS:
Investments at fair value (1)	$10,735,149	$9,985,326	$1,291,257	$5,554,231	$1,195,018
Due from (due to) the Company	—	—	—	88	—
Investment income due and accrued	—	—	—	—	—
Purchase payments receivable	—	38	—	—	8
Total Assets	10,735,149	9,985,364	1,291,257	5,554,319	1,195,026

LIABILITIES:
Payable for fund shares purchased	—	38	—	—	8
Total Liabilities	—	38	—	—	8

NET ASSETS	$10,735,149	$9,985,326	$1,291,257	$5,554,319	$1,195,018

NET ASSETS REPRESENTED BY:
Accumulation units	$10,735,149	$9,985,326	$1,291,257	$5,554,319	$1,195,018

ACCUMULATION UNITS OUTSTANDING	120,933	74,940	19,770	163,498	15,199

UNIT VALUE (ACCUMULATION)	$88.77	$133.24	$65.31	$33.97	$78.62

(1) Cost of investments:	$1,576,074	$2,179,261	$244,873	$4,285,375	$254,680
Shares of investments:	73,649	47,132	18,067	349,543	17,868

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	SUBACCOUNTS
	PSF Stock Index Portfolio - Class I	T.Rowe Price Equity Income Portfolio	Templeton Foreign VIP Fund - Class 1
ASSETS:
Investments at fair value (1)	$28,892,535	$3,819,973	$467,437
Due from (due to) the Company	—	—	—
Investment income due and accrued	—	—	—
Purchase payments receivable	47	—	—
Total Assets	28,892,582	3,819,973	467,437

LIABILITIES:
Payable for fund shares purchased	47	—	—
Total Liabilities	47	—	—

NET ASSETS	$28,892,535	$3,819,973	$467,437

NET ASSETS REPRESENTED BY:
Accumulation units	$28,892,535	$3,819,973	$467,437

ACCUMULATION UNITS OUTSTANDING	292,597	52,257	17,617

UNIT VALUE (ACCUMULATION)	$98.75	$73.10	$26.53

(1) Cost of investments:	$5,572,468	$3,242,886	$299,667
Shares of investments:	170,518	132,133	28,108

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	SUBACCOUNTS
	AB Variable Products Series Fund, Inc. Large Cap Growth Portfolio - Class A	AB Variable Products Series Fund, Inc. Relative Value Fund - Class A	AB Variable Products Series Fund, Inc. Small Cap Growth Portfolio - Class A	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Davis Equity Portfolio
INVESTMENT INCOME:
Dividends	$—	$14,261	$—	$225	$959

EXPENSES:
Charges to contractholders	1,921	8,409	3,386	606	667

NET INVESTMENT INCOME (LOSS)	(1,921)	5,852	(3,386)	(381)	292

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	24,741	103,909	—	7,182	14,525
Net realized gain (loss) on sale of fund shares	27,118	35,766	7,190	6,904	339
Change in unrealized appreciation (depreciation) on investments	(15,647)	(24,580)	15,613	(1,359)	6,115

Net realized and unrealized gain (loss) on investments	36,212	115,095	22,803	12,727	20,979

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,291	$120,947	$19,417	$12,346	$21,271

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Invesco V.I. EQV International Equity Fund - Series I	Invesco V.I. Government Securities Fund - Series I
INVESTMENT INCOME:
Dividends	$—	$101	$—	$14,498	$536

EXPENSES:
Charges to contractholders	9,419	109	183	6,934	109

NET INVESTMENT INCOME (LOSS)	(9,419)	(8)	(183)	7,564	427

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	80,028	1,160	2,301	64,348	—
Net realized gain (loss) on sale of fund shares	36,601	30	740	37,851	11
Change in unrealized appreciation (depreciation) on investments	(69,295)	976	(1,692)	36,488	633

Net realized and unrealized gain (loss) on investments	47,334	2,166	1,349	138,687	644

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,915	$2,158	$1,166	$146,251	$1,071

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	SUBACCOUNTS
	Janus Henderson Enterprise Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares	LVIP American Century Disciplined Core Value Fund - Standard Class II	MFS® Growth Series - Initial Class	MFS® Investors Trust Series - Initial Class
INVESTMENT INCOME:
Dividends	$21,024	$15,665	$9,773	$—	$46

EXPENSES:
Charges to contractholders	34,532	11,425	3,294	2,865	17

NET INVESTMENT INCOME (LOSS)	(13,508)	4,240	6,479	(2,865)	29

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	495,310	174,382	—	79,840	1,169
Net realized gain (loss) on sale of fund shares	283,799	52,635	15,860	10,911	6
Change in unrealized appreciation (depreciation) on investments	(308,928)	155,766	52,188	(39,600)	(861)

Net realized and unrealized gain (loss) on investments	470,181	382,783	68,048	51,151	314

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$456,673	$387,023	$74,527	$48,286	$343

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	MFS® Total Return Bond Series - Initial Class	MFS® Total Return Series - Initial Class	Nomura VIP Emerging Markets Series - Standard (1)	PIMCO Short-Term Portfolio - Administrative Class
INVESTMENT INCOME:
Dividends	$7,364	$383	$1,766	$43,358	$65,585

EXPENSES:
Charges to contractholders	13,678	68	420	15,898	7,369

NET INVESTMENT INCOME (LOSS)	(6,314)	315	1,346	27,460	58,216

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	388,180	—	4,710	5,558	—
Net realized gain (loss) on sale of fund shares	39,861	1	129	240,776	1,169
Change in unrealized appreciation (depreciation) on investments	(182,841)	212	266	1,584,813	(364)

Net realized and unrealized gain (loss) on investments	245,200	213	5,105	1,831,147	805

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$238,886	$528	$6,451	$1,858,607	$59,021

(1) Macquarie VIP Emerging Markets Series, name changed to Nomura VIP Emerging Markets Series - Standard, effective December 01, 2025.

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	SUBACCOUNTS
	PSF Global Portfolio - Class I	PSF PGIM 50/50 Balanced Portfolio - Class I	PSF PGIM Flexible Managed Portfolio - Class I	PSF PGIM Government Money Market Portfolio - Class I	PSF PGIM High Yield Bond Portfolio - Class I
INVESTMENT INCOME:
Dividends	$—	$—	$—	$14,506	$—

EXPENSES:
Charges to contractholders	9,710	18,718	18,868	2,395	477

NET INVESTMENT INCOME (LOSS)	(9,710)	(18,718)	(18,868)	12,111	(477)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	—	—	—	—	—
Net realized gain (loss) on sale of fund shares	81,433	146,751	574,842	—	781
Change in unrealized appreciation (depreciation) on investments	294,283	280,606	(109,703)	—	5,467

Net realized and unrealized gain (loss) on investments	375,716	427,357	465,139	—	6,248

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$366,006	$408,639	$446,271	$12,111	$5,771

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	SUBACCOUNTS
	PSF PGIM Jennison Blend Portfolio - Class I	PSF PGIM Jennison Growth Portfolio - Class I	PSF PGIM Jennison Value Portfolio - Class I	PSF PGIM Total Return Bond Portfolio - Class I (2)	PSF Small-Cap Stock Index Portfolio - Class I
INVESTMENT INCOME:
Dividends	$—	$—	$—	$—	$—

EXPENSES:
Charges to contractholders	52,966	54,062	8,558	30,077	8,155

NET INVESTMENT INCOME (LOSS)	(52,966)	(54,062)	(8,558)	(30,077)	(8,155)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	—	—	—	—	—
Net realized gain (loss) on sale of fund shares	449,149	780,737	74,608	336,405	88,117
Change in unrealized appreciation (depreciation) on investments	1,265,793	411,180	116,637	87,700	(26,204)

Net realized and unrealized gain (loss) on investments	1,714,942	1,191,917	191,245	424,105	61,913

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,661,976	$1,137,855	$182,687	$394,028	$53,758

(2) PSF PGIM Government Income Portfolio - Class I merged into PSF PGIM Total Return Bond Portfolio - Class I on April 25, 2025. Accordingly, activity above reflects activity inclusive of the merger.

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	SUBACCOUNTS
	PSF Stock Index Portfolio - Class I	T.Rowe Price Equity Income Portfolio	Templeton Foreign VIP Fund - Class 1
INVESTMENT INCOME:
Dividends	$—	$59,126	$10,540

EXPENSES:
Charges to contractholders	137,664	17,656	2,107

NET INVESTMENT INCOME (LOSS)	(137,664)	41,470	8,433

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	—	362,720	26,515
Net realized gain (loss) on sale of fund shares	1,903,572	49,436	775
Change in unrealized appreciation (depreciation) on investments	2,439,243	(17,894)	68,700

Net realized and unrealized gain (loss) on investments	4,342,815	394,262	95,990

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,205,151	$435,732	$104,423

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	SUBACCOUNTS
	AB Variable Products Series Fund, Inc. Large Cap Growth Portfolio - Class A	AB Variable Products Series Fund, Inc. Relative Value Fund - Class A	AB Variable Products Series Fund, Inc. Small Cap Growth Portfolio - Class A	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Davis Equity Portfolio
OPERATIONS:
Net investment income (loss)	$(1,921)	$5,852	$(3,386)	$(381)	$292
Realized gain distributions	24,741	103,909	—	7,182	14,525
Net realized gain (loss) on sale of fund shares	27,118	35,766	7,190	6,904	339
Change in unrealized appreciation (depreciation) on investments	(15,647)	(24,580)	15,613	(1,359)	6,115

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,291	120,947	19,417	12,346	21,271

CONTRACT TRANSACTIONS:
Contractholder net payments	9,179	32,816	16,386	4,225	670
Surrenders, withdrawals and death benefits	(8,614)	(25,054)	(23,391)	(16,134)	(2,497)
Net transfers	(415)	(61,087)	(8,959)	(2,238)	—
Annual account charges	(53)	(32)	(23)	(14)	—
Other, net	(4,115)	(1,370)	(1,856)	(1,020)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(4,018)	(54,727)	(17,843)	(15,181)	(1,827)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,273	66,220	1,574	(2,835)	19,444

NET ASSETS:
Beginning of period	266,714	1,291,708	496,100	86,379	81,852
End of period	$296,987	$1,357,928	$497,674	$83,544	$101,296

CHANGES IN UNITS OUTSTANDING:
Units issued	311	675	323	129	14
Units redeemed	(362)	(1,759)	(631)	(520)	(52)

Net increase (decrease)	(51)	(1,084)	(308)	(391)	(38)

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Invesco V.I. EQV International Equity Fund - Series I	Invesco V.I. Government Securities Fund - Series I
OPERATIONS:
Net investment income (loss)	$(9,419)	$(8)	$(183)	$7,564	$427
Realized gain distributions	80,028	1,160	2,301	64,348	—
Net realized gain (loss) on sale of fund shares	36,601	30	740	37,851	11
Change in unrealized appreciation (depreciation) on investments	(69,295)	976	(1,692)	36,488	633

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	37,915	2,158	1,166	146,251	1,071

CONTRACT TRANSACTIONS:
Contractholder net payments	1,713	1,174	338	35,730	378
Surrenders, withdrawals and death benefits	(127,062)	—	(2,304)	(46,032)	—
Net transfers	(955)	—	—	(41,662)	778
Annual account charges	(1)	—	—	(20)	(7)
Other, net	(206)	—	—	(3,534)	228

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(126,511)	1,174	(1,966)	(55,518)	1,377

TOTAL INCREASE (DECREASE) IN NET ASSETS	(88,596)	3,332	(800)	90,733	2,448

NET ASSETS:
Beginning of period	1,917,901	13,372	28,665	972,498	15,357
End of period	$1,829,305	$16,704	$27,865	$1,063,231	$17,805

CHANGES IN UNITS OUTSTANDING:
Units issued	45	21	11	1,520	71
Units redeemed	(3,216)	—	(71)	(3,813)	(1)

Net increase (decrease)	(3,171)	21	(60)	(2,293)	70

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	SUBACCOUNTS
	Janus Henderson Enterprise Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares	LVIP American Century Disciplined Core Value Fund - Standard Class II	MFS® Growth Series - Initial Class	MFS® Investors Trust Series - Initial Class
OPERATIONS:
Net investment income (loss)	$(13,508)	$4,240	$6,479	$(2,865)	$29
Realized gain distributions	495,310	174,382	—	79,840	1,169
Net realized gain (loss) on sale of fund shares	283,799	52,635	15,860	10,911	6
Change in unrealized appreciation (depreciation) on investments	(308,928)	155,766	52,188	(39,600)	(861)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	456,673	387,023	74,527	48,286	343

CONTRACT TRANSACTIONS:
Contractholder net payments	137,991	215,936	21,305	13,110	540
Surrenders, withdrawals and death benefits	(421,550)	(71,546)	(61,277)	(961)	—
Net transfers	(22,308)	—	5,747	(1,009)	1
Annual account charges	(15)	(9)	(13)	(52)	—
Other, net	(1,814)	(411)	(2,271)	(3,940)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(307,696)	143,970	(36,509)	7,148	541

TOTAL INCREASE (DECREASE) IN NET ASSETS	148,977	530,993	38,018	55,434	884

NET ASSETS:
Beginning of period	6,659,459	1,899,623	581,567	417,438	2,351
End of period	$6,808,436	$2,430,616	$619,585	$472,872	$3,235

CHANGES IN UNITS OUTSTANDING:
Units issued	3,088	7,041	747	153	11
Units redeemed	(9,962)	(2,665)	(1,823)	(89)	—

Net increase (decrease)	(6,874)	4,376	(1,076)	64	11

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	SUBACCOUNTS
	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	MFS® Total Return Bond Series - Initial Class	MFS® Total Return Series - Initial Class	Nomura VIP Emerging Markets Series - Standard (1)	PIMCO Short-Term Portfolio - Administrative Class
OPERATIONS:
Net investment income (loss)	$(6,314)	$315	$1,346	$27,460	$58,216
Realized gain distributions	388,180	—	4,710	5,558	—
Net realized gain (loss) on sale of fund shares	39,861	1	129	240,776	1,169
Change in unrealized appreciation (depreciation) on investments	(182,841)	212	266	1,584,813	(364)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	238,886	528	6,451	1,858,607	59,021

CONTRACT TRANSACTIONS:
Contractholder net payments	70,190	1,080	16	219,876	846,094
Surrenders, withdrawals and death benefits	(130,740)	—	—	(390,706)	(42,929)
Net transfers	(11,961)	15,194	—	(20,251)	10,635
Annual account charges	(20)	—	—	(17)	—
Other, net	(695)	—	—	(2,470)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(73,226)	16,274	16	(193,568)	813,800

TOTAL INCREASE (DECREASE) IN NET ASSETS	165,660	16,802	6,467	1,665,039	872,821

NET ASSETS:
Beginning of period	2,642,043	7,674	61,764	2,359,532	817,403
End of period	$2,807,703	$24,476	$68,231	$4,024,571	$1,690,224

CHANGES IN UNITS OUTSTANDING:
Units issued	1,511	630	—	5,704	57,588
Units redeemed	(3,150)	—	—	(10,438)	(2,888)

Net increase (decrease)	(1,639)	630	—	(4,734)	54,700

(1) Macquarie VIP Emerging Markets Series, name changed to Nomura VIP Emerging Markets Series - Standard, effective December 01, 2025.

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	SUBACCOUNTS
	PSF Global Portfolio - Class I	PSF PGIM 50/50 Balanced Portfolio - Class I	PSF PGIM Flexible Managed Portfolio - Class I	PSF PGIM Government Money Market Portfolio - Class I	PSF PGIM High Yield Bond Portfolio - Class I
OPERATIONS:
Net investment income (loss)	$(9,710)	$(18,718)	$(18,868)	$12,111	$(477)
Realized gain distributions	—	—	—	—	—
Net realized gain (loss) on sale of fund shares	81,433	146,751	574,842	—	781
Change in unrealized appreciation (depreciation) on investments	294,283	280,606	(109,703)	—	5,467

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	366,006	408,639	446,271	12,111	5,771

CONTRACT TRANSACTIONS:
Contractholder net payments	27,805	1,613,590	35,361	43,725	2,993
Surrenders, withdrawals and death benefits	(85,490)	(197,006)	(753,059)	(75,959)	(451)
Net transfers	(14,182)	—	(9,591)	85,915	(2,592)
Annual account charges	(3)	—	(131)	(868)	(4)
Other, net	(259)	—	(781)	—	(132)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(72,129)	1,416,584	(728,201)	52,813	(186)

TOTAL INCREASE (DECREASE) IN NET ASSETS	293,877	1,825,223	(281,930)	64,924	5,585

NET ASSETS:
Beginning of period	1,752,243	3,111,412	3,795,698	293,989	71,213
End of period	$2,046,120	$4,936,635	$3,513,768	$358,913	$76,798

CHANGES IN UNITS OUTSTANDING:
Units issued	526	33,585	695	8,787	77
Units redeemed	(1,852)	(4,209)	(14,222)	(5,203)	(82)

Net increase (decrease)	(1,326)	29,376	(13,527)	3,584	(5)

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	SUBACCOUNTS
	PSF PGIM Jennison Blend Portfolio - Class I	PSF PGIM Jennison Growth Portfolio - Class I	PSF PGIM Jennison Value Portfolio - Class I	PSF PGIM Total Return Bond Portfolio - Class I (2)	PSF Small-Cap Stock Index Portfolio - Class I
OPERATIONS:
Net investment income (loss)	$(52,966)	$(54,062)	$(8,558)	$(30,077)	$(8,155)
Realized gain distributions	—	—	—	—	—
Net realized gain (loss) on sale of fund shares	449,149	780,737	74,608	336,405	88,117
Change in unrealized appreciation (depreciation) on investments	1,265,793	411,180	116,637	87,700	(26,204)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,661,976	1,137,855	182,687	394,028	53,758

CONTRACT TRANSACTIONS:
Contractholder net payments	29,996	562,290	27,463	255,257	42,123
Surrenders, withdrawals and death benefits	(475,667)	(804,308)	(79,533)	(1,646,001)	(83,543)
Net transfers	5,400	(57,335)	—	(33,047)	(13,999)
Annual account charges	(9)	(41)	(6)	(8)	(17)
Other, net	(6,225)	(9,934)	(4,125)	(1,353)	(1,660)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(446,505)	(309,328)	(56,201)	(1,425,152)	(57,096)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,215,471	828,527	126,486	(1,031,124)	(3,338)

NET ASSETS:
Beginning of period	9,519,678	9,156,799	1,164,771	6,585,443	1,198,356
End of period	$10,735,149	$9,985,326	$1,291,257	$5,554,319	$1,195,018

CHANGES IN UNITS OUTSTANDING:
Units issued	488	4,423	483	83,220	597
Units redeemed	(5,970)	(7,597)	(1,416)	(89,622)	(1,394)

Net increase (decrease)	(5,482)	(3,174)	(933)	(6,402)	(797)

(2) PSF PGIM Government Income Portfolio - Class I merged into PSF PGIM Total Return Bond Portfolio - Class I on April 25, 2025. Accordingly, activity above reflects activity inclusive of the merger.

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	SUBACCOUNTS
	PSF Stock Index Portfolio - Class I	T.Rowe Price Equity Income Portfolio	Templeton Foreign VIP Fund - Class 1
OPERATIONS:
Net investment income (loss)	$(137,664)	$41,470	$8,433
Realized gain distributions	—	362,720	26,515
Net realized gain (loss) on sale of fund shares	1,903,572	49,436	775
Change in unrealized appreciation (depreciation) on investments	2,439,243	(17,894)	68,700

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,205,151	435,732	104,423

CONTRACT TRANSACTIONS:
Contractholder net payments	598,366	734,100	2,794
Surrenders, withdrawals and death benefits	(2,159,457)	(153,180)	(641)
Net transfers	(61,084)	—	—
Annual account charges	(58)	—	—
Other, net	(5,745)	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(1,627,978)	580,920	2,153

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,577,173	1,016,652	106,576

NET ASSETS:
Beginning of period	26,315,362	2,803,321	360,861
End of period	$28,892,535	$3,819,973	$467,437

CHANGES IN UNITS OUTSTANDING:
Units issued	7,022	10,869	123
Units redeemed	(26,151)	(2,252)	(27)

Net increase (decrease)	(19,129)	8,617	96

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	SUBACCOUNTS
	AB Variable Products Series Fund, Inc. Large Cap Growth Portfolio - Class A	AB Variable Products Series Fund, Inc. Relative Value Fund - Class A	AB Variable Products Series Fund, Inc. Small Cap Growth Portfolio - Class A	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Davis Equity Portfolio (1)
OPERATIONS:
Net investment income (loss)	$(1,590)	$11,756	$(2,390)	$(102)	$231
Realized gain distributions	10,228	48,840	—	1,006	16,557
Net realized gain (loss) on sale of fund shares	6,898	76,540	14,570	27,273	1,558
Change in unrealized appreciation (depreciation) on investments	36,794	22,989	74,288	2,285	(3,739)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,330	160,125	86,468	30,462	14,607

CONTRACT TRANSACTIONS:
Contractholder net payments	7,346	44,189	19,783	3,566	806
Surrenders, withdrawals and death benefits	(2,918)	(221,983)	(107,591)	(71,489)	(22,021)
Net transfers	(4,549)	27,660	(6,966)	(15,366)	(8,616)
Annual account charges	(24)	(10)	(8)	(8)	—
Other, net	1,804	(2,895)	66	601	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	1,659	(153,039)	(94,716)	(82,696)	(29,831)

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,989	7,086	(8,248)	(52,234)	(15,224)

NET ASSETS:
Beginning of period	212,725	1,284,622	504,348	138,613	97,076
End of period	$266,714	$1,291,708	$496,100	$86,379	$81,852

CHANGES IN UNITS OUTSTANDING:
Units issued	199	1,469	436	127	20
Units redeemed	(160)	(4,472)	(2,106)	(2,501)	(761)

Net increase (decrease)	39	(3,003)	(1,670)	(2,374)	(741)

(1) Davis Value Portfolio, name changed to Davis Equity Portfolio, effective June 30, 2024.

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	SUBACCOUNTS
	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Invesco V.I. Core Equity Fund - Series I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I	Invesco V.I. EQV International Equity Fund - Series I	Invesco V.I. Government Securities Fund - Series I
OPERATIONS:
Net investment income (loss)	$(12,818)	$(1)	$(185)	$9,683	$315
Realized gain distributions	—	1,035	—	5,239	—
Net realized gain (loss) on sale of fund shares	222,970	16	954	112,870	(100)
Change in unrealized appreciation (depreciation) on investments	65,887	1,449	5,284	(110,411)	58

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	276,039	2,499	6,053	17,381	273

CONTRACT TRANSACTIONS:
Contractholder net payments	2,039	1,308	258	47,017	15,014
Surrenders, withdrawals and death benefits	(837,770)	—	(3,288)	(249,994)	(4)
Net transfers	281	61	10	(46,213)	(997)
Annual account charges	(2)	—	—	(5)	—
Other, net	134	—	—	(1,412)	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(835,318)	1,369	(3,020)	(250,607)	14,013

TOTAL INCREASE (DECREASE) IN NET ASSETS	(559,279)	3,868	3,033	(233,226)	14,286

NET ASSETS:
Beginning of period	2,477,180	9,504	25,632	1,205,724	1,071
End of period	$1,917,901	$13,372	$28,665	$972,498	$15,357

CHANGES IN UNITS OUTSTANDING:
Units issued	67	28	9	2,332	810
Units redeemed	(20,627)	—	(103)	(12,253)	1

Net increase (decrease)	(20,560)	28	(94)	(9,921)	811

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	SUBACCOUNTS
	Janus Henderson Enterprise Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares	LVIP American Century Disciplined Core Value Fund - Standard Class II (2)	Macquarie VIP Emerging Markets Series (3)	MFS® Growth Series - Initial Class
OPERATIONS:
Net investment income (loss)	$14,484	$3,860	$4,113	$55,546	$(2,605)
Realized gain distributions	262,846	58,129	—	—	31,269
Net realized gain (loss) on sale of fund shares	429,857	75,961	7,690	137,455	19,090
Change in unrealized appreciation (depreciation) on investments	239,145	226,612	58,888	(63,578)	55,266

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	946,332	364,562	70,691	129,423	103,020

CONTRACT TRANSACTIONS:
Contractholder net payments	285,918	79,995	36,960	50,300	18,299
Surrenders, withdrawals and death benefits	(1,143,753)	(125,843)	(110,366)	(399,132)	(4,622)
Net transfers	(8,300)	(9,626)	(30,931)	(46,564)	(16,164)
Annual account charges	(3)	—	—	(4)	(11)
Other, net	(1,156)	(2,529)	(2,770)	(1,111)	(4,311)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(867,294)	(58,003)	(107,107)	(396,511)	(6,809)

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,038	306,559	(36,416)	(267,088)	96,211

NET ASSETS:
Beginning of period	6,580,421	1,593,064	617,983	2,626,620	321,227
End of period	$6,659,459	$1,899,623	$581,567	$2,359,532	$417,438

CHANGES IN UNITS OUTSTANDING:
Units issued	5,561	4,390	1,055	2,073	250
Units redeemed	(26,227)	(6,797)	(4,180)	(16,503)	(270)

Net increase (decrease)	(20,666)	(2,407)	(3,125)	(14,430)	(20)

(2) American Century VP Disciplined Value Core Fund - Class I merged into LVIP American Century Disciplined Core Value Fund - Standard Class II on April 26, 2024. Accordingly, activity above reflects activity inclusive of the merger.
(3) Delaware VIP Emerging Markets Series, name changed to Macquarie VIP Emerging Markets Series, effective May 1, 2024.

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	SUBACCOUNTS
	MFS® Investors Trust Series - Initial Class	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	MFS® Total Return Bond Series - Initial Class	MFS® Total Return Series - Initial Class	PIMCO Short-Term Portfolio - Administrative Class
OPERATIONS:
Net investment income (loss)	$2	$(4,256)	$3,935	$2,267	$36,649
Realized gain distributions	153	233,494	—	5,655	—
Net realized gain (loss) on sale of fund shares	47	79,435	2,287	18,747	905
Change in unrealized appreciation (depreciation) on investments	138	71,024	(1,383)	(17,622)	6,022

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	340	379,697	4,839	9,047	43,576

CONTRACT TRANSACTIONS:
Contractholder net payments	570	167,443	1,150	1,686	57,204
Surrenders, withdrawals and death benefits	—	(296,434)	(100,751)	(59,070)	(38,774)
Net transfers	(75)	233	276	53	(284)
Annual account charges	—	(8)	—	—	—
Other, net	—	601	—	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	495	(128,165)	(99,325)	(57,331)	18,146

TOTAL INCREASE (DECREASE) IN NET ASSETS	835	251,532	(94,486)	(48,284)	61,722

NET ASSETS:
Beginning of period	1,516	2,390,511	102,160	110,048	755,681
End of period	$2,351	$2,642,043	$7,674	$61,764	$817,403

CHANGES IN UNITS OUTSTANDING:
Units issued	13	3,046	58	52	4,060
Units redeemed	(2)	(5,750)	(3,934)	(1,657)	(2,675)

Net increase (decrease)	11	(2,704)	(3,876)	(1,605)	1,385

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	SUBACCOUNTS
	PSF Global Portfolio - Class I	PSF PGIM 50/50 Balanced Portfolio - Class I	PSF PGIM Flexible Managed Portfolio - Class I	PSF PGIM Government Income Portfolio - Class I	PSF PGIM Government Money Market Portfolio - Class I
OPERATIONS:
Net investment income (loss)	$(8,608)	$(15,450)	$(18,201)	$(6,016)	$6,933
Realized gain distributions	—	—	—	—	—
Net realized gain (loss) on sale of fund shares	53,917	154,060	44,757	7,789	—
Change in unrealized appreciation (depreciation) on investments	171,793	220,472	462,706	5,149	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	217,102	359,082	489,262	6,922	6,933

CONTRACT TRANSACTIONS:
Contractholder net payments	93,539	62,038	80,693	134,834	132,794
Surrenders, withdrawals and death benefits	(70,003)	(231,906)	(77,997)	(94,576)	(5,247)
Net transfers	25,009	(4)	(661)	46	30,380
Annual account charges	—	—	(7)	—	(2)
Other, net	—	—	601	—	2,410

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	48,545	(169,872)	2,629	40,304	160,335

TOTAL INCREASE (DECREASE) IN NET ASSETS	265,647	189,210	491,891	47,226	167,268

NET ASSETS:
Beginning of period	1,486,596	2,922,202	3,303,807	1,158,884	126,721
End of period	$1,752,243	$3,111,412	$3,795,698	$1,206,110	$293,989

CHANGES IN UNITS OUTSTANDING:
Units issued	2,403	429	671	5,388	11,246
Units redeemed	(1,391)	(4,348)	(697)	(3,589)	(374)

Net increase (decrease)	1,012	(3,919)	(26)	1,799	10,872

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio - Class I	PSF PGIM Jennison Blend Portfolio - Class I	PSF PGIM Jennison Growth Portfolio - Class I	PSF PGIM Jennison Value Portfolio - Class I	PSF PGIM Total Return Bond Portfolio - Class I
OPERATIONS:
Net investment income (loss)	$(288)	$(58,673)	$(49,159)	$(7,925)	$(28,284)
Realized gain distributions	—	—	—	—	—
Net realized gain (loss) on sale of fund shares	30	2,355,140	582,305	55,516	36,672
Change in unrealized appreciation (depreciation) on investments	2,854	202,754	1,569,754	150,694	117,304

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,596	2,499,221	2,102,900	198,285	125,692

CONTRACT TRANSACTIONS:
Contractholder net payments	23,991	23,561	1,057,936	62,572	262,839
Surrenders, withdrawals and death benefits	20	(2,799,883)	(908,445)	(72,913)	(246,913)
Net transfers	31,858	(11,772)	13,546	(8,348)	132,734
Annual account charges	(5)	—	(13)	—	(1)
Other, net	481	—	(2,155)	—	33

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	56,345	(2,788,094)	160,869	(18,689)	148,692

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,941	(288,873)	2,263,769	179,596	274,384

NET ASSETS:
Beginning of period	12,272	9,808,551	6,893,030	985,175	5,104,949
End of period	$71,213	$9,519,678	$9,156,799	$1,164,771	$5,379,333

CHANGES IN UNITS OUTSTANDING:
Units issued	1,410	(673)	10,605	1,208	11,182
Units redeemed	(1)	(36,611)	(9,222)	(1,563)	(6,331)

Net increase (decrease)	1,409	(37,284)	1,383	(355)	4,851

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	SUBACCOUNTS
	PSF Small-Cap Stock Index Portfolio - Class I	PSF Stock Index Portfolio - Class I	T.Rowe Price Equity Income Portfolio	Templeton Foreign VIP Fund - Class 1
OPERATIONS:
Net investment income (loss)	$(8,792)	$(126,723)	$37,632	$7,836
Realized gain distributions	—	—	179,515	—
Net realized gain (loss) on sale of fund shares	168,240	1,013,540	101,169	2,530
Change in unrealized appreciation (depreciation) on investments	(67,479)	4,333,119	(23,013)	(15,580)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	91,969	5,219,936	295,303	(5,214)

CONTRACT TRANSACTIONS:
Contractholder net payments	59,862	724,377	230,372	5,204
Surrenders, withdrawals and death benefits	(194,913)	(1,390,634)	(378,425)	(16,712)
Net transfers	(28,610)	(86,157)	(40,115)	17
Annual account charges	(3)	(12)	—	—
Other, net	(2,027)	(7,759)	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(165,691)	(760,185)	(188,168)	(11,491)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(73,722)	4,459,751	107,135	(16,705)

NET ASSETS:
Beginning of period	1,272,078	21,855,611	2,696,186	377,566
End of period	$1,198,356	$26,315,362	$2,803,321	$360,861

CHANGES IN UNITS OUTSTANDING:
Units issued	888	9,282	3,937	255
Units redeemed	(3,147)	(18,765)	(7,001)	(849)

Net increase (decrease)	(2,259)	(9,483)	(3,064)	(594)

The accompanying notes are an integral part of these financial statements.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2025
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Prudential Discovery Premier Group Variable Contract Account (the Series Account) was established under the laws of the State of New Jersey on November 9, 1999, as a separate investment account of The Prudential Insurance Company of America (the Company), which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).
Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the other assets and liabilities of the Company. Proceeds from purchases of Discovery Premier Group Retirement Annuity and Discovery Premier Group Retirement Annuity II (the contracts or products) are invested in the Series Account. The Discovery Premier Group Retirement Annuity II contract was terminated on April 22, 2021. The portion of the Series Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business the Company may conduct.
The Series Account is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Series Account is used in connection with contracts sold to retirement plans that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408 or 457 of the Internal Revenue Code of 1986, as amended, and to non-qualified deferred compensation plans and non-qualified annuity arrangements. The contracts are group annuity contracts and generally are issued to employers (individually, a contractholder and collectively, the contractholders) who make contributions under them on behalf of their employees. A person for whom contributions have been made and to whom contributions remain credited under a contract is a participant.
The contracts offer the option to invest in various subaccounts, each of which invests in a corresponding portfolio of either The Prudential Series Fund or one of the non-Prudential administered funds (collectively, the Portfolios). Investment options vary by contract.
Mergers for the period ending December 31, 2025, are reported in the Statement of Operations and Statement of Changes in Net Assets for the applicable Subaccount.
The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund is managed by PGIM Investments LLC (PGIM Investments), which is an affiliate of the Company. Each Subaccount of the Series Account indirectly bears exposure to risks which may be interrelated and include but are not limited to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.
Sales of the products which invest in the Series Account have been discontinued. However, new plan participants may still be added and existing plan participants may continue to make contributions, subject to the rules of the products.
The Series Account is an independent accounting entity established by the resolution of the insurance company’s board of directors or trustees to engage in a single line of business for the insurance company’s variable contracts. The Series Account is comprised of multiple Subaccounts to invest in its specific corresponding Portfolio. Each Subaccount of the Series Account constitutes a single reportable segment because its separate financial information is available, regularly evaluated and used by the chief operating decision maker (CODM) to measure the segment’s performance, and also to assess the allocation of resources across the segments. The accounting policies of the segments is the same as those described in Significant Accounting Policies.
The Series Account’s CODM is a group of executives that include the chief financial officer, the life company investment committee and the business leaders associated with each Series Account. Overall business decisions for the Series Account are made by this group of executives, including the investment strategy, capital allocation and expense structure of each Subaccount, in accordance with the contract and applicable regulations. The measure of segment profit or loss is reported on the Statement of Operations as Net Increase (Decrease) in Net Assets Resulting from Operations and the measure of segment assets is reported as Net Assets on the Statement of Assets and Liabilities. Due to the nature of the business, the segment’s significant expenses are Charges for contractholders and Annual account charges which are reported separately on the Statement of Operations and Statement of Changes in Net Assets, respectively.

On April 1, 2022, Prudential Financial completed the sale of its Full Service Retirement business to Great- West Life & Annuity Insurance Company, renamed to Empower Annuity Insurance Company of America (Empower), by ceding of certain insurance policies through reinsurance which includes the Series Account and contracts. The reinsurance agreement does not extinguish Prudential Financial’s obligations to the contractholders, and Prudential Financial continues to be responsible for all contract terms and conditions of the contracts. On April 1, 2022, in connection with the reinsurance agreement, the Company and Empower also entered into an Administrative Services Agreement whereby Empower administers and services the contracts.
Significant Accounting Policies
The Series Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolio. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.
Security Valuation
Mutual fund investments held by the Subaccounts are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.
The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2025, management determined that the fair value inputs for all of the Series Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.
Security Transactions and Investment Income
Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based upon the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Subaccount for its share of dividends and capital gain distributions, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as Realized gain distributions within the Net realized and unrealized gain (loss) on investments section of the Statement of Operations of the applicable Subaccounts.

Federal Income Taxes
The Company is taxed as a life insurance company as defined by the Internal Revenue Code. The results of operations of the Series Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Series Account. As such, no provision for tax liability has been recorded in these financial statements. The Company's management will review periodically the status of the policy in the event of changes in the tax law.
Application of Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (ASU 2023-09), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Series Account’s adoption of ASU 2023-09 did not have a material impact on the financial statements.
Contractholder Net Payments
Contractholder net payments received from contract owners by the Company are credited as accumulation units and are reported as Contract Transactions in the Statement of Changes in Net Assets of the applicable Subaccount.
Surrenders, Withdrawals and Death Benefits
Surrenders, withdrawals and death benefits are payments to contract owners by the Company and are reported as Contract Transactions in the Statement of Changes in Net Assets of the applicable Subaccount.
Net Transfers
Net transfers include transfers between Subaccounts of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.
Other, Net
The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Subaccounts consist of loans from participant accounts and loan repayments to participant accounts.
2. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025, were as follows:

Subaccount	Purchases	Sales
AB Variable Products Series Fund, Inc. Large Cap Growth Portfolio - Class A	$52,849	$34,047
AB Variable Products Series Fund, Inc. Relative Value Fund - Class A	153,303	98,269
AB Variable Products Series Fund, Inc. Small Cap Growth Portfolio - Class A	19,300	40,529
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	12,444	20,824
Davis Equity Portfolio	16,155	3,165
Franklin Small-Mid Cap Growth VIP Fund - Class 1	82,046	137,948
Invesco V.I. Core Equity Fund - Series I	2,435	109
Invesco V.I. Discovery Mid Cap Growth Fund - Series I	2,639	2,493
Invesco V.I. EQV International Equity Fund - Series I	117,355	100,961
Invesco V.I. Government Securities Fund - Series I	2,394	590
Janus Henderson Enterprise Portfolio - Institutional Shares	655,475	481,369
Janus Henderson Global Research Portfolio - Institutional Shares	406,637	84,045
LVIP American Century Disciplined Core Value Fund - Standard Class II	38,777	68,807
MFS® Growth Series - Initial Class	101,302	17,179

Subaccount	Purchases	Sales
MFS® Investors Trust Series - Initial Class	1,756	17
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	467,451	158,811
MFS® Total Return Bond Series - Initial Class	16,657	68
MFS® Total Return Series - Initial Class	6,492	420
Nomura VIP Emerging Markets Series - Standard	273,066	433,616
PIMCO Short-Term Portfolio - Administrative Class	922,314	50,298
PSF Global Portfolio - Class I	27,874	109,713
PSF PGIM 50/50 Balanced Portfolio - Class I	1,613,590	215,724
PSF PGIM Flexible Managed Portfolio - Class I	36,722	783,791
PSF PGIM Government Money Market Portfolio - Class I	149,245	84,312
PSF PGIM High Yield Bond Portfolio - Class I	3,547	4,210
PSF PGIM Jennison Blend Portfolio - Class I	38,277	537,748
PSF PGIM Jennison Growth Portfolio - Class I	569,594	932,984
PSF PGIM Jennison Value Portfolio - Class I	28,521	93,280
PSF PGIM Total Return Bond Portfolio - Class I (1)	1,653,556	3,108,873
PSF Small-Cap Stock Index Portfolio - Class I	50,857	116,108
PSF Stock Index Portfolio - Class I	607,410	2,373,052
T.Rowe Price Equity Income Portfolio	1,155,947	170,837
Templeton Foreign VIP Fund - Class 1	39,850	2,749

(1) PSF PGIM Government Income Portfolio - Class I merged into PSF PGIM Total Return Bond Portfolio - Class I on April 25, 2025. Accordingly, activity above reflects activity inclusive of the merger.
3. EXPENSES AND RELATED PARTY TRANSACTIONS
Charges to Contractholders
The Company deducts an amount, computed and accrued daily, from the unit value of each Subaccount of the Series Account, equal to an annual rate of 0.00% to 0.75%, depending on the terms of the contract. Additionally, there is a 0.15% daily charge assessed for the assumption of mortality and expense risk (except for the Discovery Premier Group Retirement Annuity II, the current mortality and expense risk charge is 0%), which is also based on net assets of each Subaccount. A total maximum administrative fee and mortality and expense risk charge of 0.90% could be charged under the contracts. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. The level of this charge is guaranteed and will not change. These charges are recorded as Charges to contractholders in the Statement of Operations of the applicable Subaccounts.
Annual Account Charges
Certain contracts provide for a withdrawal charge, imposed upon the withdrawal of certain purchase payments to compensate the Company for sales and other marketing expenses. The maximum withdrawal charge is 5% on contributions withdrawn during the first year of participation. The withdrawal charge declines by 1% in each subsequent year until it is 0% after the fifth year. No withdrawal charge is imposed upon contributions withdrawn for any reason after five years of participation in a program. In addition, no withdrawal charge is imposed upon contributions withdrawn to purchase an annuity under a contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to implement and rebalance a model asset allocation through an asset allocation program provided by the Company, to provide a minimum distribution payment on contributions received from a rollover, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than individual retirement accounts, no withdrawal charge is imposed upon contributions withdrawn due to resignation or retirement by the participant or termination of the participant by the contractholder. This charge is assessed through the redemption of units and recorded as Annual account charges in the Statement of Changes in Net Assets of the applicable Subaccounts. The Company has waived withdrawal charges effective October 1, 2009.

Participant Loan Charges
The Company charges a loan application fee of up to $75, which is deducted from the participant account at the time the loan is initiated. The Company also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.
Related Party Transactions
The Series Account has extensive transactions and relationships with the Company and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the Subaccounts in which the Series Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
The Prudential Series Fund, on behalf of the Subaccounts, has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to the underlying mutual fund. PGIM Investments has entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund, on behalf of the underlying mutual fund, has a distribution agreement with Prudential Investment Management Services LLC (PIMS), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of the underlying mutual fund. No distribution or service (12b-1) fees paid to PIMS as distributor of the shares of the underlying mutual fund.
Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of the underlying mutual fund.
Certain charges and fees of the underlying mutual fund may be waived and/or reimbursed by the Company and its affiliates. The Company and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of the Company and its affiliates.
See the underlying mutual fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Series Account indirectly bears the expenses of each Subaccount in which it invests, including the related party expenses disclosed above.
4. FINANCIAL HIGHLIGHTS
For each Subaccount, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying fund), total return and accumulation unit fair values for each year or period ended December 31 are included. As the unit fair value for the Subaccounts of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.
The Expense Ratios represent the annualized contract expenses of the respective Subaccounts of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Subaccounts with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Subaccount is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Subaccounts that had no operations activity during the reporting period are not shown. As the total returns for the Subaccounts of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.

	At December 31					For the year ended December 31
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest — Highest			Total Return Ratio Lowest — Highest

	AB Variable Products Series Fund, Inc. Large Cap Growth Portfolio - Class A
2025	5	$56.71	to	$58.17	$297	0.00%	0.65%	to	0.75%	12.29%	to	12.40%
2024	5	$50.50	to	$51.75	$267	0.06%	0.65%	to	0.75%	24.32%	to	24.43%
2023	5	$40.62	to	$41.59	$213	0.00%	0.65%	to	0.75%	34.12%	to	34.26%
2022	13	$30.29	to	$30.97	$387	0.00%	0.65%	to	0.75%	-29.04%	to	-28.97%
2021	13	$42.68	to	$43.61	$582	0.00%	0.65%	to	0.75%	28.02%	to	28.14%

	AB Variable Products Series Fund, Inc. Relative Value Fund - Class A
2025	25	$53.77	to	$55.15	$1,358	1.11%	0.65%	to	0.75%	9.65%	to	9.76%
2024	26	$49.04	to	$50.25	$1,292	1.61%	0.65%	to	0.75%	12.19%	to	12.29%
2023	29	$43.71	to	$44.75	$1,285	1.47%	0.65%	to	0.75%	11.19%	to	11.30%
2022	28	$39.31	to	$40.20	$1,140	1.42%	0.65%	to	0.75%	-4.90%	to	-4.81%
2021	28	$41.34	to	$42.23	$1,166	0.82%	0.65%	to	0.75%	27.20%	to	27.33%

	AB Variable Products Series Fund, Inc. Small Cap Growth Portfolio - Class A
2025	8	$59.95	to	$61.50	$498	0.00%	0.65%	to	0.75%	4.02%	to	4.12%
2024	9	$57.64	to	$59.06	$496	0.26%	0.65%	to	0.75%	17.75%	to	17.86%
2023	10	$48.95	to	$50.11	$504	0.00%	0.65%	to	0.75%	17.15%	to	17.26%
2022	18	$41.78	to	$42.73	$748	0.00%	0.65%	to	0.75%	-39.55%	to	-39.49%
2021	18	$69.12	to	$70.62	$1,280	0.00%	0.65%	to	0.75%	8.64%	to	8.75%

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2025	2	$40.67	to	$41.71	$84	0.26%	0.65%	to	0.75%	15.10%	to	15.22%
2024	2	$35.33	to	$36.20	$86	0.66%	0.65%	to	0.75%	23.96%	to	24.06%
2023	5	$28.50	to	$29.18	$139	0.76%	0.65%	to	0.75%	22.90%	to	23.02%
2022	6	$23.19	to	$23.72	$147	0.51%	0.65%	to	0.75%	-23.45%	to	-23.37%
2021	6	$30.29	to	$30.95	$182	0.63%	0.65%	to	0.75%	26.05%	to	26.18%

	At December 31							For the year ended December 31
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio	Expense Ratio Lowest — Highest			Total Return Ratio Lowest — Highest

	Davis Equity Portfolio
2025	2		$54.39	to	$55.79	$101		1.07%	0.65%	to	0.75%	26.29%	to	26.42%
2024	2		$43.06	to	$44.13	$82		1.07%	0.65%	to	0.75%	17.17%	to	17.30%
2023	3		$36.75	to	$37.62	$97		0.99%	0.65%	to	0.75%	31.64%	to	31.77%
2022	5		$27.92	to	$28.55	$143		1.07%	0.65%	to	0.75%	-20.73%	to	-20.65%
2021	8		$35.22	to	$35.98	$293		0.55%	0.65%	to	0.75%	16.98%	to	17.09%

	Franklin Small-Mid Cap Growth VIP Fund - Class 1
2025	45		$38.60	to	$41.14	$1,829		0.00%	0.50%	to	0.75%	1.94%	to	2.19%
2024	48		$37.87	to	$40.25	$1,918		0.00%	0.50%	to	0.75%	10.47%	to	10.76%
2023	68		$34.28	to	$36.34	$2,477		0.00%	0.50%	to	0.75%	26.18%	to	26.49%
2022	74		$27.16	to	$28.73	$2,125		0.00%	0.50%	to	0.75%	-34.02%	to	-33.85%
2021	78		$41.17	to	$43.43	$3,387		0.00%	0.50%	to	0.75%	9.44%	to	9.71%
	Invesco V.I. Core Equity Fund - Series I
2025	—	(2)	$60.40	to	$64.58	$17		0.68%	0.65%	to	0.75%	15.30%	to	15.41%
2024	—	(2)	$52.39	to	$55.96	$13		0.77%	0.65%	to	0.75%	24.67%	to	24.80%
2023	—	(2)	$42.02	to	$42.02	$10		0.18%	0.75%	to	0.75%	22.45%	to	22.45%
2022	2		$34.32	to	$34.32	$55		1.33%	0.75%	to	0.75%	-21.14%	to	-21.14%
2021	—	(2)	$43.52	to	$43.52	$8		0.70%	0.75%	to	0.75%	26.79%	to	26.79%

	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
2025	1		$32.15	to	$32.98	$28		0.00%	0.65%	to	0.75%	4.01%	to	4.11%
2024	1		$30.91	to	$31.67	$29		0.00%	0.65%	to	0.75%	23.29%	to	23.42%
2023	1		$25.07	to	$25.66	$26		0.00%	0.65%	to	0.75%	12.31%	to	12.42%
2022	5		$22.32	to	$22.83	$108		0.00%	0.65%	to	0.75%	-31.50%	to	-31.43%
2021	2		$32.58	to	$33.29	$73		0.00%	0.65%	to	0.75%	18.21%	to	18.33%

	Invesco V.I. EQV International Equity Fund - Series I
2025	39		$26.59	to	$27.27	$1,063		1.43%	0.65%	to	0.75%	15.63%	to	15.74%
2024	42		$22.99	to	$23.56	$972		1.60%	0.65%	to	0.75%	-0.13%	to	-0.04%
2023	52		$23.02	to	$23.57	$1,206		0.15%	0.65%	to	0.75%	17.27%	to	17.38%
2022	77		$19.63	to	$20.08	$1,525		1.76%	0.65%	to	0.75%	-18.91%	to	-18.83%
2021	81		$24.21	to	$24.74	$1,986		1.31%	0.65%	to	0.75%	5.10%	to	5.21%

	Invesco V.I. Government Securities Fund - Series I
2025	1		$20.16	to	$20.16	$18		3.17%	0.65%	to	0.65%	6.67%	to	6.67%
2024	1		$18.89	to	$18.89	$15		3.23%	0.65%	to	0.65%	1.02%	to	1.02%
2023	—	(2)	$18.70	to	$18.70	$—	(3)	122.68%	0.65%	to	0.65%	3.95%	to	3.95%
2022	—	(2)	$17.59	to	$17.59	$1		3.30%	0.75%	to	0.75%	-10.96%	to	-10.96%
2021	—	(2)	$19.75	to	$19.75	$5		2.44%	0.75%	to	0.75%	-2.99%	to	-2.99%

	(2) Amount is less than 1,000 units.
	(3) Amount is less than $1,000.

	At December 31						For the year ended December 31
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest — Highest			Total Return Ratio Lowest — Highest

	Janus Henderson Enterprise Portfolio - Institutional Shares
2025	144		$44.50	to	$47.42	$6,808	0.32%	0.50%	to	0.75%	6.87%	to	7.13%
2024	151		$41.64	to	$44.26	$6,659	0.78%	0.50%	to	0.75%	14.74%	to	15.05%
2023	172		$36.29	to	$38.47	$6,580	0.15%	0.50%	to	0.75%	17.19%	to	17.49%
2022	202		$30.96	to	$32.75	$6,548	0.20%	0.50%	to	0.75%	-16.57%	to	-16.36%
2021	210		$37.11	to	$39.15	$8,131	0.32%	0.50%	to	0.75%	15.96%	to	16.25%

	Janus Henderson Global Research Portfolio - Institutional Shares
2025	75		$30.88	to	$32.91	$2,431	0.73%	0.50%	to	0.75%	20.01%	to	20.31%
2024	70		$25.73	to	$27.35	$1,900	0.80%	0.50%	to	0.75%	22.64%	to	22.98%
2023	73		$20.98	to	$22.24	$1,593	0.96%	0.50%	to	0.75%	25.84%	to	26.15%
2022	103		$16.67	to	$17.63	$1,774	1.05%	0.50%	to	0.75%	-20.01%	to	-19.81%
2021	103		$20.84	to	$21.99	$2,225	0.53%	0.50%	to	0.75%	17.21%	to	17.50%

	LVIP American Century Disciplined Core Value Fund - Standard Class II
2025	15		$41.36	to	$42.43	$620	1.71%	0.65%	to	0.75%	14.17%	to	14.29%
2024	16		$36.23	to	$37.12	$582	1.39%	0.65%	to	0.75%	12.38%	to	12.45%
2023	19		$32.24	to	$33.01	$618	1.50%	0.65%	to	0.75%	7.85%	to	7.95%
2022	38		$29.90	to	$30.58	$1,152	1.79%	0.65%	to	0.75%	-13.38%	to	-13.30%
2021	37		$34.52	to	$35.27	$1,265	1.08%	0.65%	to	0.75%	22.73%	to	22.85%

	MFS® Growth Series - Initial Class
2025	4		$115.64	to	$118.59	$473	0.00%	0.65%	to	0.75%	11.36%	to	11.47%
2024	4		$103.85	to	$106.39	$417	0.00%	0.65%	to	0.75%	30.50%	to	30.62%
2023	4		$79.58	to	$81.45	$321	0.00%	0.65%	to	0.75%	34.85%	to	34.99%
2022	9		$59.01	to	$60.34	$510	0.00%	0.65%	to	0.75%	-32.14%	to	-32.08%
2021	6		$86.97	to	$88.83	$567	0.00%	0.65%	to	0.75%	22.62%	to	22.74%

	MFS® Investors Trust Series - Initial Class
2025	—	(2)	$54.18	to	$54.18	$3	1.67%	0.65%	to	0.65%	12.83%	to	12.83%
2024	—	(2)	$48.02	to	$48.02	$2	0.78%	0.65%	to	0.65%	18.75%	to	18.75%
2023	—	(2)	$39.50	to	$40.44	$2	0.02%	0.65%	to	0.75%	18.10%	to	18.21%
2022	2		$33.45	to	$34.21	$75	0.87%	0.65%	to	0.75%	-17.11%	to	-17.03%
2021	1		$40.36	to	$41.23	$28	0.70%	0.65%	to	0.75%	25.87%	to	26.00%

	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class
2025	57		$47.84	to	$49.70	$2,808	0.28%	0.50%	to	0.65%	9.19%	to	9.35%
2024	58		$43.82	to	$45.45	$2,642	0.37%	0.50%	to	0.65%	15.52%	to	15.69%
2023	61		$37.05	to	$39.29	$2,391	0.29%	0.50%	to	0.75%	23.09%	to	23.39%
2022	58		$30.10	to	$31.84	$1,850	0.10%	0.50%	to	0.75%	-19.86%	to	-19.66%
2021	57		$37.56	to	$39.63	$2,248	0.24%	0.50%	to	0.75%	25.04%	to	25.35%

	(2) Amount is less than 1,000 units.

	At December 31						For the year ended December 31
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest — Highest			Total Return Ratio Lowest — Highest

	MFS® Total Return Bond Series - Initial Class
2025	1		$25.82	to	$26.48	$24	3.78%	0.65%	to	0.75%	6.37%	to	6.48%
2024	—	(2)	$24.27	to	$24.87	$8	6.16%	0.65%	to	0.75%	1.76%	to	1.88%
2023	4		$23.85	to	$24.41	$102	3.95%	0.65%	to	0.75%	6.58%	to	6.69%
2022	1		$22.38	to	$22.88	$17	2.81%	0.65%	to	0.75%	-14.58%	to	-14.49%
2021	1		$26.19	to	$26.76	$18	2.71%	0.65%	to	0.75%	-1.55%	to	-1.45%

	MFS® Total Return Series - Initial Class
2025	2		$38.56	to	$38.56	$68	2.73%	0.65%	to	0.65%	10.44%	to	10.44%
2024	2		$34.92	to	$34.92	$62	3.08%	0.65%	to	0.65%	7.06%	to	7.06%
2023	3		$31.86	to	$32.61	$110	2.06%	0.65%	to	0.75%	9.62%	to	9.73%
2022	3		$29.06	to	$29.72	$99	1.74%	0.65%	to	0.75%	-10.26%	to	-10.17%
2021	3		$32.38	to	$33.09	$108	1.42%	0.65%	to	0.75%	13.27%	to	13.38%

	Nomura VIP Emerging Markets Series - Standard (1)
2025	83		$46.44	to	$48.91	$4,025	1.48%	0.50%	to	0.75%	79.91%	to	80.36%
2024	88		$25.81	to	$27.12	$2,360	2.81%	0.50%	to	0.75%	4.28%	to	4.59%
2023	102		$24.75	to	$25.93	$2,627	1.66%	0.50%	to	0.75%	12.95%	to	13.23%
2022	118		$21.91	to	$22.90	$2,662	4.19%	0.50%	to	0.75%	-28.12%	to	-27.94%
2021	122		$30.48	to	$31.78	$3,840	0.32%	0.50%	to	0.75%	-3.56%	to	-3.32%
	(1) Macquarie VIP Emerging Markets Series, name changed to Nomura VIP Emerging Markets Series - Standard, effective December 01, 2025.

	PIMCO Short-Term Portfolio - Administrative Class
2025	110		$14.57	to	$15.35	$1,690	4.44%	0.50%	to	0.75%	3.89%	to	4.15%
2024	55		$14.03	to	$14.74	$817	5.34%	0.50%	to	0.75%	5.25%	to	5.59%
2023	54		$13.33	to	$13.96	$756	4.46%	0.50%	to	0.75%	5.13%	to	5.39%
2022	60		$12.68	to	$13.25	$795	1.76%	0.50%	to	0.75%	-0.89%	to	-0.65%
2021	39		$12.79	to	$13.34	$515	1.11%	0.50%	to	0.75%	-0.80%	to	-0.55%

	PSF Global Portfolio - Class I
2025	34		$57.63	to	$61.40	$2,046	0.00%	0.50%	to	0.75%	21.12%	to	21.43%
2024	35		$47.58	to	$50.56	$1,752	0.00%	0.50%	to	0.75%	14.29%	to	14.57%
2023	34		$41.63	to	$44.13	$1,487	0.00%	0.50%	to	0.75%	18.70%	to	19.00%
2022	38		$35.07	to	$37.09	$1,403	0.00%	0.50%	to	0.75%	-19.40%	to	-19.20%
2021	41		$43.51	to	$45.90	$1,893	0.00%	0.50%	to	0.75%	17.35%	to	17.64%

	PSF PGIM 50/50 Balanced Portfolio - Class I
2025	99		$46.78	to	$49.85	$4,937	0.00%	0.50%	to	0.75%	11.32%	to	11.60%
2024	70		$42.03	to	$44.66	$3,111	0.00%	0.50%	to	0.75%	12.20%	to	12.47%
2023	74		$37.46	to	$39.71	$2,922	0.00%	0.50%	to	0.75%	14.60%	to	14.88%
2022	77		$32.69	to	$34.57	$2,672	0.00%	0.50%	to	0.75%	-15.33%	to	-15.12%
2021	83		$38.61	to	$40.73	$3,368	0.00%	0.50%	to	0.75%	12.53%	to	12.81%

	(2) Amount is less than 1,000 units.

	At December 31						For the year ended December 31
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest — Highest			Total Return Ratio Lowest — Highest

	PSF PGIM Flexible Managed Portfolio - Class I
2025	62		$53.05	to	$56.52	$3,514	0.00%	0.50%	to	0.75%	12.32%	to	12.60%
2024	76		$47.23	to	$50.20	$3,796	0.00%	0.50%	to	0.75%	14.66%	to	14.95%
2023	76		$41.19	to	$43.67	$3,304	0.00%	0.50%	to	0.75%	17.05%	to	17.34%
2022	77		$35.19	to	$37.22	$2,872	0.00%	0.50%	to	0.75%	-15.34%	to	-15.13%
2021	82		$41.57	to	$43.85	$3,596	0.00%	0.50%	to	0.75%	16.49%	to	16.78%

	PSF PGIM Government Money Market Portfolio - Class I
2025	23		$15.00	to	$15.38	$359	3.96%	0.65%	to	0.75%	3.26%	to	3.37%
2024	20		$14.52	to	$14.88	$294	5.00%	0.65%	to	0.75%	4.24%	to	4.35%
2023	9		$13.93	to	$14.26	$127	4.76%	0.65%	to	0.75%	4.10%	to	4.21%
2022	8		$13.38	to	$13.68	$104	1.52%	0.65%	to	0.75%	0.63%	to	0.73%
2021	7		$13.30	to	$13.58	$95	0.04%	0.65%	to	0.75%	-0.70%	to	-0.60%

	PSF PGIM High Yield Bond Portfolio - Class I
2025	2		$43.41	to	$44.51	$77	0.00%	0.65%	to	0.75%	8.09%	to	8.20%
2024	2		$40.16	to	$41.14	$71	0.00%	0.65%	to	0.75%	7.81%	to	7.89%
2023	—	(2)	$37.25	to	$38.13	$12	0.00%	0.65%	to	0.75%	10.99%	to	11.10%
2022	1		$33.56	to	$34.32	$45	0.00%	0.65%	to	0.75%	-11.91%	to	-11.82%
2021	1		$38.10	to	$38.91	$36	0.00%	0.65%	to	0.75%	7.13%	to	7.23%

	PSF PGIM Jennison Blend Portfolio - Class I
2025	121		$83.27	to	$88.72	$10,735	0.00%	0.50%	to	0.75%	17.64%	to	17.93%
2024	126		$70.78	to	$77.28	$9,520	0.00%	0.50%	to	0.75%	25.37%	to	25.69%
2023	164		$56.46	to	$59.92	$9,809	0.00%	0.50%	to	0.75%	31.53%	to	32.01%
2022	147		$42.92	to	$45.39	$6,681	0.00%	0.50%	to	0.75%	-25.66%	to	-25.47%
2021	157		$57.73	to	$60.91	$9,591	0.00%	0.50%	to	0.75%	19.46%	to	19.76%

	PSF PGIM Jennison Growth Portfolio - Class I
2025	75		$127.76	to	$136.12	$9,985	0.00%	0.50%	to	0.75%	13.41%	to	13.70%
2024	78		$112.65	to	$119.73	$9,157	0.00%	0.50%	to	0.75%	29.90%	to	30.23%
2023	77		$86.72	to	$91.94	$6,893	0.00%	0.50%	to	0.75%	52.37%	to	52.74%
2022	110		$56.92	to	$60.19	$6,416	0.00%	0.50%	to	0.75%	-38.06%	to	-37.91%
2021	118		$91.90	to	$96.94	$11,063	0.00%	0.50%	to	0.75%	15.15%	to	15.43%

	PSF PGIM Jennison Value Portfolio - Class I
2025	20		$64.70	to	$66.36	$1,291	0.00%	0.65%	to	0.75%	16.00%	to	16.12%
2024	21		$55.77	to	$57.15	$1,165	0.00%	0.65%	to	0.75%	20.06%	to	20.19%
2023	21		$46.45	to	$47.55	$985	0.00%	0.65%	to	0.75%	14.35%	to	14.46%
2022	52		$40.62	to	$41.54	$2,121	0.00%	0.65%	to	0.75%	-8.58%	to	-8.49%
2021	56		$44.44	to	$45.40	$2,512	0.00%	0.65%	to	0.75%	26.84%	to	26.97%

	(2) Amount is less than 1,000 units.

	At December 31					For the year ended December 31
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio	Expense Ratio Lowest — Highest			Total Return Ratio Lowest — Highest

	PSF PGIM Total Return Bond Portfolio - Class I
2025	163	$32.19	to	$34.30	$5,554	0.00%	0.50%	to	0.75%	7.00%	to	7.26%
2024	170	$30.09	to	$31.98	$5,379	0.00%	0.50%	to	0.75%	2.24%	to	2.50%
2023	165	$29.43	to	$31.20	$5,105	0.00%	0.50%	to	0.75%	6.47%	to	6.74%
2022	140	$27.64	to	$29.23	$4,032	0.00%	0.50%	to	0.75%	-15.45%	to	-15.24%
2021	151	$32.69	to	$34.48	$5,139	0.00%	0.50%	to	0.75%	-1.50%	to	-1.25%

	PSF Small-Cap Stock Index Portfolio - Class I
2025	15	$77.92	to	$79.92	$1,195	0.00%	0.65%	to	0.75%	4.90%	to	5.00%
2024	16	$74.28	to	$76.11	$1,198	0.00%	0.65%	to	0.75%	7.56%	to	7.65%
2023	18	$69.06	to	$70.70	$1,272	0.00%	0.65%	to	0.75%	14.88%	to	14.99%
2022	29	$60.12	to	$61.48	$1,769	0.00%	0.65%	to	0.75%	-17.00%	to	-16.91%
2021	31	$72.43	to	$74.00	$2,230	0.00%	0.65%	to	0.75%	25.40%	to	25.53%

	PSF Stock Index Portfolio - Class I
2025	293	$93.01	to	$99.10	$28,893	0.00%	0.50%	to	0.75%	16.68%	to	16.97%
2024	312	$79.71	to	$84.71	$26,315	0.00%	0.50%	to	0.75%	23.72%	to	24.03%
2023	321	$64.43	to	$68.30	$21,856	0.00%	0.50%	to	0.75%	24.98%	to	25.29%
2022	345	$51.55	to	$54.51	$18,694	0.00%	0.50%	to	0.75%	-18.94%	to	-18.74%
2021	343	$63.60	to	$67.09	$22,876	0.00%	0.50%	to	0.75%	27.33%	to	27.64%

	T.Rowe Price Equity Income Portfolio
2025	52	$66.51	to	$73.16	$3,820	1.68%	0.50%	to	0.75%	13.51%	to	13.79%
2024	44	$58.59	to	$64.30	$2,803	1.93%	0.50%	to	0.75%	10.86%	to	11.15%
2023	47	$52.85	to	$57.85	$2,696	2.07%	0.50%	to	0.75%	8.73%	to	9.00%
2022	52	$48.61	to	$53.07	$2,762	1.92%	0.50%	to	0.75%	-4.06%	to	-3.82%
2021	44	$50.67	to	$55.18	$2,411	1.59%	0.50%	to	0.75%	24.62%	to	24.93%

	Templeton Foreign VIP Fund - Class 1
2025	18	$24.93	to	$26.57	$467	2.52%	0.50%	to	0.75%	28.54%	to	28.86%
2024	18	$19.39	to	$20.62	$361	2.73%	0.50%	to	0.75%	-1.57%	to	-1.25%
2023	18	$19.70	to	$20.88	$378	3.37%	0.50%	to	0.75%	20.19%	to	20.49%
2022	19	$16.39	to	$17.33	$328	3.41%	0.50%	to	0.75%	-8.08%	to	-7.85%
2021	20	$17.83	to	$18.81	$376	1.98%	0.50%	to	0.75%	3.66%	to	3.92%

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Prudential Insurance Company of America and the Contractholders of Prudential Discovery Premier Group Variable Contract Account
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Prudential Discovery Premier Group Variable Contract Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Prudential Discovery Premier Group Variable Contract Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB Variable Products Series Fund, Inc. Large Cap Growth Portfolio - Class A (1)	MFS® Total Return Series - Initial Class (1)
AB Variable Products Series Fund, Inc. Relative Value Fund - Class A (1)	Nomura VIP Emerging Markets Series - Standard (1)
AB Variable Products Series Fund, Inc. Small Cap Growth Portfolio - Class A (1)	PIMCO Short-Term Portfolio - Administrative Class (1)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares (1)	PSF Global Portfolio - Class I (1)
Davis Equity Portfolio (1)	PSF PGIM 50/50 Balanced Portfolio - Class I (1)
Franklin Small-Mid Cap Growth VIP Fund - Class 1 (1)	PSF PGIM Flexible Managed Portfolio - Class I (1)
Invesco V.I. Core Equity Fund - Series I (1)	PSF PGIM Government Money Market Portfolio - Class I (1)
Invesco V.I. Discovery Mid Cap Growth Fund - Series I (1)	PSF PGIM High Yield Bond Portfolio - Class I (1)
Invesco V.I. EQV International Equity Fund - Series I (1)	PSF PGIM Jennison Blend Portfolio - Class I (1)
Invesco V.I. Government Securities Fund - Series I (1)	PSF PGIM Jennison Growth Portfolio - Class I (1)
Janus Henderson Enterprise Portfolio - Institutional Shares (1)	PSF PGIM Jennison Value Portfolio - Class I (1)
Janus Henderson Global Research Portfolio - Institutional Shares (1)	PSF PGIM Total Return Bond Portfolio - Class I (1)
LVIP American Century Disciplined Core Value Fund - Standard Class II (1)	PSF Small-Cap Stock Index Portfolio - Class I (1)
MFS® Growth Series - Initial Class (1)	PSF Stock Index Portfolio - Class I (1)
MFS® Investors Trust Series - Initial Class (1)	T.Rowe Price Equity Income Portfolio (1)
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class (1)	Templeton Foreign VIP Fund - Class 1 (1)
MFS® Total Return Bond Series - Initial Class (1)	PSF PGIM Government Income Portfolio - Class I (2)
(1) Statement of assets and liabilities as of December 31, 2025, statement of operations for the year ended December 31, 2025 and statement of changes in net assets for the years ended December 31, 2025 and 2024.
(2) Statement of changes in net assets for the year ended December 31, 2024.

Basis for Opinions
These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Prudential Discovery Premier Group Variable Contract Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Prudential Discovery Premier Group Variable Contract Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the transfer agents of the investee mutual funds and investee mutual fund. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2026

We have served as the auditor of one or more of the subaccounts of Prudential Discovery Premier Group Variable Contract Account since 1999.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2025, 2024 and 2023
and Report of Independent Auditors

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

Opinions

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31,2025, in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”) described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31,2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

a.Exercise professional judgment and maintain professional skepticism throughout the audit.
b.Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
c.Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
d.Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
e.Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental Annual Statement Schedule 1 – Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.
/s/ PricewaterhouseCoopers LLP

New York, New York
April 16, 2026

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2025	December 31, 2024
	(in millions)
ASSETS
Bonds	$85,760	$80,001
Preferred stocks	118	188
Common stocks	13,102	12,493
Mortgage loans on real estate	19,050	18,383
Real estate	254	269
Contract loans	2,082	2,007
Cash and short-term investments	4,323	3,228
Derivatives	2,649	4,054
Securities lending reinvested collateral assets	9,486	8,384
Other invested assets	9,962	10,322
Total cash and invested assets	146,786	139,329
Premiums due and deferred	5,181	4,546
Accrued investment income	985	976
Current federal income tax recoverable	596	644
Net deferred tax asset	2,071	2,036
Other assets	2,651	2,937
Separate account assets	167,543	164,941
TOTAL ADMITTED ASSETS	$325,813	$315,409

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$89,122	$85,789
Deposit-type contracts	17,656	15,097
Advanced premiums	199	52
Policy dividends	1,398	1,435
Asset valuation reserve	5,247	4,649
Transfers to (from) separate accounts due or accrued	(343)	(317)
Securities sold under agreement to repurchase	5,565	4,133
Cash collateral held for loaned securities	4,606	4,890
Derivatives	3,091	2,883
Other liabilities	16,103	16,296
Separate account liabilities	167,260	164,712
Total liabilities	309,904	299,619

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	10,429	10,359
Surplus notes	287	350
Special surplus fund	1,411	1,600
Unassigned surplus	3,782	3,481
Total capital and surplus	15,909	15,790
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$325,813	$315,409
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2025	2024	2023
	(in millions)
REVENUES
Premiums and annuity considerations	$31,607	$49,412	$20,500
Net investment income	5,473	5,286	5,373
Other income (loss)	2,544	3,529	846
Total Revenues	39,624	58,227	26,719

BENEFITS AND EXPENSES
Death benefits	4,823	4,619	4,519
Annuity benefits	19,643	17,728	16,345
Disability benefits	1,652	1,509	1,380
Other benefits	21	20	22
Surrender benefits and fund withdrawals	12,762	22,641	13,808
Net increase (decrease) in reserves	2,516	1,683	(8,143)
Commissions	982	960	894
Net transfer to (from) separate accounts	(7,057)	5,065	(6,106)
Other expenses (benefits)	2,249	2,106	1,875
Total Benefits and Expenses	37,591	56,331	24,594

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	2,033	1,896	2,125
Dividends to policyholders	(6)	112	85

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	2,039	1,784	2,040
Income tax expense (benefit)	191	362	(38)

INCOME (LOSS) FROM OPERATIONS	1,848	1,422	2,078
Net realized capital gains (losses)	103	(177)	(346)

NET INCOME (LOSS)	$1,951	$1,245	$1,732

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$15,790	$16,085	$14,049
Net income (loss)	1,951	1,245	1,732
Change in common capital stock and gross paid in and contributed surplus	69	2,924	753
Change in net unrealized capital gains (losses)	283	(2,391)	2,090
Change in nonadmitted assets	(294)	(367)	1,551
Change in asset valuation reserve	(598)	(123)	(548)
Change in net deferred income tax	(144)	48	(354)
Change in reserve on account of change in valuation basis	—	—	83
Dividends to stockholders	(974)	(1,550)	(3,100)
Net change in separate accounts surplus (1)	169	(360)	(254)
Amortization related to employee retirement plans and other pension adjustments	(179)	(52)	81
Deferred reinsurance allowance	(36)	390	(75)
Change in surplus notes (1)	(63)	1	1
Other changes, net (1)	(65)	(60)	76
Net change in capital and surplus	119	(295)	2,036
CAPITAL AND SURPLUS, END OF PERIOD	$15,909	$15,790	$16,085
(1) Prior period amounts have been updated to confirm to current period presentation.

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2025	2024	2023
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$30,942	$37,245	$27,176
Net investment income	5,547	5,299	5,435
Other income	2,595	1,931	1,753
Separate account transfers	7,139	6,623	8,348
Benefits and claims	(37,955)	(44,984)	(36,600)
Policyholders’ dividends	(31)	(30)	(29)
Federal income taxes	19	(203)	64
Other operating expenses	(2,513)	(2,441)	(1,983)

Net cash from (used in) operating activities	5,743	3,440	4,164

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	12,425	7,289	13,252
Stocks	3,143	3,096	2,058
Mortgage loans on real estate	2,788	2,302	1,622
Real estate	0	15	43
Other invested assets	1,214	1,021	911
Miscellaneous proceeds	201	639	307
Payments for investments acquired
Bonds	(16,608)	(10,889)	(9,733)
Stocks	(3,026)	(2,913)	(1,142)
Mortgage loans on real estate	(3,323)	(1,853)	(1,659)
Real estate	(28)	(26)	(57)
Other invested assets	(1,606)	(1,347)	(1,824)
Miscellaneous applications	(1,292)	(718)	(641)

Net cash from (used in) investing activities	(6,112)	(3,384)	3,137

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(22)	(30)	(111)
Proceeds from (payments of) surplus paid in	6	—	—
Dividends to stockholders	(900)	(1,550)	(3,100)
Net deposits on deposit-type contract funds	2,019	(1,026)	(1,133)
Surplus notes, capital notes (1)	(350)	1	1
Other financing activities (1)	711	1,542	(1,439)

Net cash from (used in) financing activities	1,464	(1,063)	(5,782)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	1,095	(1,007)	1,519
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	3,228	4,235	2,716
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$4,323	$3,228	$4,235
(1) Prior period amounts have been updated to conform to current period presentation.

For supplemental disclosures of non-cash transactions see Note 17 in the Notes to Statutory Financial Statements.
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1A.     Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement-related products and services. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices
The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:
•The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment. With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2025 and 2024, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

•In 2014, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2025 and 2024, Risk Based Capital ("RBC") calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that varies from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦To record bonds pursuant to SSAP Nos. 26 and 43, “Bonds” and “Asset-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” (“SSAP No. 32”) instead of recording these securities at fair value as required by SSAP No. 56.

◦The creation of a new IMR with $0 value at inception. The creation of the Interest Maintenance Reserve ("IMR") is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” (“SSAP No. 86”) indicates that derivatives that are used for hedging transactions for which an entity either (1) does not meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2025	2024	2023
				(in millions)
Net Income
New Jersey state basis (Page 5, Net Income)				$1,951	$1,245	$1,732

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	5	Other income (loss)	156	(506)	206
Separate Account Valuation	56	5	Net increase (decrease) in reserves	(156)	506	(206)

NAIC SAP				$1,951	$1,245	$1,732

Surplus
New Jersey state basis (Page 5, Total Capital and Surplus)				$15,909	$15,790	$16,085

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	5	Change in nonadmitted assets	59	56	57

NAIC SAP				$15,850	$15,734	$16,028

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	SSAP #	F/S Page	F/S Line #	2025	2024
				(in millions)
Assets
New Jersey state basis (Page 4, Total Assets)				$325,813	$315,409

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Separate account assets	2,150	3,573
Admit leasehold improvements	19	4	Other assets	59	56

NAIC SAP				$323,604	$311,780

Liabilities
New Jersey state basis (Page 4, Total Liabilities)				$309,904	$299,619

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Future policy benefits and claims	(1,638)	(1,794)
Separate Account Valuation	56	4	Separate account liabilities	3,788	5,367

NAIC SAP				$307,754	$296,046

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

1C.     Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

1D.     Accounting Policy
The Company uses the following accounting policies:
1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.
Short-term investments primarily consist of money market funds and highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
2)Bonds, which include debt securities that qualify within the principles-based bond definition as issuer credit obligation ("ICO") or asset-backed security ("ABS"), are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into twenty categories ranging from highest quality bonds to those in or near default. Bonds rated in the top nineteen categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair value.

The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding ABS is written down to fair value as a new cost basis and the amount of the write down is accounted for as a realized loss. For ABS, the cost basis of the ABS is written down to the present value of cash flows expected to be collected, discounted at the ABS's effective yield.

The Company holds bonds that utilize the systematic value measurement method approach for Securities Valuation Office (“SVO”)-Identified investments. The Company consistently utilizes the same measurement method for all SVO-Identified investments and none are being reported at a different measurement method from what was used in a prior annual statement. All of the securities still held qualify for the systematic value method.

Bonds which qualify as ABS under the principles-based bond definition are primarily carried at amortized cost. For ABS, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality ABS (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For ABS rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.

The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including ABS collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2025 and 2024.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2025 and 2024.
3)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Redeemable preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. All perpetual and mandatory convertible preferred stocks are recorded at fair value regardless of the rating category. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair value as a new cost basis and the amount of the write down is recorded as a realized loss.
4)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
5)Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.
Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
6)Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances, and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.
7)Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in domestic insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in foreign insurance subsidiaries are recorded based on audited U.S. GAAP equity adjusted, if needed, to a limited statutory basis of accounting in accordance with paragraph 9 of SSAP No. 97. Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in “Net investment income” when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.
The Company has assessed the non-insurance entities subject to SSAP No. 97, and, based upon the amount of capital that these entities represent and the Company’s strong capital position, the Company has decided not to obtain GAAP audits for certain entities as of December 31, 2025. The Company has therefore valued these entities for purposes of its financial statements at zero. At the end of future fiscal years, the Company may decide to obtain U.S. GAAP audits for entities subject to SSAP No. 97 and thereby restore their equity value for purposes of inclusion in capital and surplus.

8)Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48, depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity, as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or alternatives permitted by SSAP No. 97 and SSAP No. 48, as applicable. Other invested assets also include residual interests, generally in structured investments that receive remaining cash

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

flows after all debt holders receive contractual interest and principal payments. The Company elected the practical expedient method for residual interests, calculating the Book/Adjusted Carrying Value ("BACV") such that all distributions received are treated as a reduction in BACV.

9)Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Any derivative premiums that are not paid at inception of the derivative are recorded separately for the estimated fair value of the derivative as a portion of the Payable for Securities or Receivable for Securities line items on the balance sheet. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” Derivative instruments and the related gains and losses are presented in the Statutory Statements of Cash Flows within the “Miscellaneous proceeds” and “Miscellaneous applications” lines of the “Cash flows from investing activities” section. See Note 8, Derivatives, for additional disclosures.

10)The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54, “Individual and Group Accident and Health Contracts.”
11)Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.
12)The Company has not modified its capitalization policy from the prior period.
13)The Company does not have any pharmaceutical rebates receivable.
14)Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.” Net realized capital gains (losses) are recorded upon termination of the agreements.
15)Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Cash collateral held for loaned securities.” Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.” Beginning in 2024, the Company's General Account and certain of its guaranteed separate accounts together invest in affiliated commingled investment vehicles. The reinvested collateral amounts representing the General Account's proportional share of the commingled investment vehicles are presented in “Securities lending reinvested collateral assets.” The total securities lending reinvested collateral assets of $9,486 million, as of December 31, 2025, includes $7,889 million of bonds, $645 million of cash and short-term investments, $970 million of mortgage loans on real estate and ($18) million of derivatives. The total securities lending reinvested collateral assets of $8,384 million, as of December 31, 2024, includes $5,850 million of bonds, $1,662 million of cash and short-term investments, $855 million of mortgage loans on real estate and $17 million of derivatives. Disclosures related to these specific asset classes include the reinvested collateral.

16)Contract loans are stated at unpaid principal balances.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

17)Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:
a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For bonds, excluding ABS, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For ABS, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the ABS’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.
For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
18)    Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers in accordance with SSAP No. 56. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”

19)    Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract in accordance with SSAP No. 51. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.
20)    Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate considering the assets supporting them.
21)    The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

22)    AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.

23)    Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.

24)    The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings. The Company does not currently have any outstanding notes payable or other borrowings as of December 31, 2025 and 2024.

25)    The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61. Premiums and other amounts payable to reinsurers are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.

26)    Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.

27)    “Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.

28) Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with Life, Deposit-Type and Accident and Health Reinsurance ("SSAP No. 61") and NAIC statutory instructions.

29)    NAIC SAP and NJ SAP differ from GAAP in certain respects (including, but not limited to, the Company's adoption of Accounting Standard Update "ASU" 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts, in the first quarter of 2023), which in some cases may be material. The significant differences between SAP and GAAP are noted below:

•Under SAP, financial statements of entities in which the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company’s financial statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new insurance contracts, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the underlying insurance contracts on a constant-level basis at a grouped contract level that approximates straight-line amortization on an individual contract basis.

•Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimate cashflow assumptions and global single A rated bond discount rate as of the financial reporting date. Under GAAP, changes in the liability resulting from updating the single A rate, each reporting period, are recorded in Accumulated Other Comprehensive Income.

•Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder plus market risk benefits including living benefit and death benefit guarantees associated with variable annuities that are measured at fair value through earnings except for the portion related to changes in the Company’s non-performance risk, which are recorded in Accumulated Other Comprehensive Income.

•Certain individual life products, variable annuities including registered indexed linked annuities, non-variable annuities, and legacy universal life with secondary guarantees are valued using principles-based reserving (PBR). GAAP reserving does not use PBR, but it follows the appropriate valuation methods in the preceding paragraphs.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, reinsurance losses are recognized immediately and deferred reinsurance gains are booked to surplus; under GAAP, reinsurance gains/losses are deferred and recognized in earnings over the remaining life of the reinsured block.

•Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues and any relevant reserves are reported as future policy benefits. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as future policy benefits.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•Under SAP, IMR is established to capture interest rate related realized investment gains and losses, net of tax, on both sales and other-than-temporary impairment of applicable investments (including bonds, mortgage loans, and some derivatives), and is amortized into income over the remaining years to expected maturity of the assets sold or impaired. An IMR asset is subject to limited-time guidance that allows the admittance of net negative IMR up to 10 percent of adjusted capital and surplus. Any IMR asset in excess of that is designated as a nonadmitted asset and is recorded as a reduction to capital and surplus. Under GAAP, no such reserve is required.

•Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest rate related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments and derivatives not in hedging relationships are reported in surplus; under GAAP, changes in fair value of these items are reported in net income.

•Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense or comprehensive income. In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, an other-than-temporary impairment for bonds (excluding asset-backed securities) is measured as the difference between amortized cost and fair value. Under GAAP, allowances for credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts.

•Under SAP, certain debt restructurings are accounted for as Troubled Debt Restructurings (“TDRs”) when the Company is the creditor and grants a concession to the debtor that is experiencing financial difficulties. TDRs may result in recognition of losses but prevent recognition of a gain. Under GAAP, the accounting for debt restructurings when the Company is the creditor follows Accounting Standards Codification (“ASC”) 310, “Receivables”, which may result in loss or gain recognition when certain requirements are met.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows ASC 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded in net income.

•Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases, where the Company is a lessee, and expensed in accordance with ASC 842 “Leases.”

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

1E.     Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.     Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Tax Law Change. H.R.1, also referred to as the “One Big Beautiful Bill Act” (the “Tax Act of 2025”), was enacted into law on July 4, 2025. While the Company continues to evaluate the impact of the Tax Act of 2025 on its future consolidated financial statements and related disclosures, the Company does not anticipate that the provisions of the Tax Act of 2025 will have a material impact on its total tax positions in 2026 and forward.

1G.     Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

In December 2025, the NAIC adopted revisions to SSAP No. 101, Income Taxes (“SSAP No. 101) to incorporate simplified U.S. GAAP income tax accounting guidance that fully codifies the interim income-tax calculation method. Under the revised guidance, the tax

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

effects of enacted changes in tax laws or rates on current-year taxes are reflected prospectively in the annual effective tax rate beginning in the interim period that includes the enactment date. Also, changes to deferred tax assets and liabilities resulting from new tax legislation are recognized in the period of enactment and are not allocated among interim periods. The revisions to SSAP No. 101 were effective in December 2025.

In August 2025, NAIC adopted revisions to SSAP No. 61, Life, Deposit Type, Accident and Health Reinsurance (“SSAP No. 61”), to require aggregate risk transfer evaluation for combination reinsurance agreements with interdependent features such as experience refunds, and linked Yearly Renewable Term ("YRT") and coinsurance components. The revisions align SSAP No. 61 with guidance in SSAP No. 62, Property and Casualty Reinsurance, and incorporate reference to paragraph 6 of A791 to emphasize reinsurance contract aggregate risk transfer evaluation. The revisions are effective immediately for new or amended agreements, with application to existing agreements effective on December 31, 2026. The changes may reduce reserve credit where aggregation affects risk transfer outcomes. The Company is currently assessing the potential impact of implementing these revisions on its financial statements and disclosures. Effective August 2025, the Company did not enter into or amend combination reinsurance agreements within the scope of the guidance.

In March 2025, NAIC adopted revisions to SSAP No. 56 to clarify consistent accounting guidance for book value separate accounts, including prescribed accounting guidance for invested asset transfers to/from the general account and separate account as well as clarification of invested assets permitted to be held in book value separate accounts. The revisions were effective on January 1, 2025, and the Company currently applies the clarifications to guaranteed accumulation contracts including pension risk transfers contracts that are reported at book value rather than fair value.

In March 2025, NAIC adopted revisions to SSAP No. 1, Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP No. 1”) to specify that assets that are reinsured under modified coinsurance and funds withheld arrangements shall be captured as restricted assets. These revisions illustrate how modco and funds withheld assets shall be captured including aggregating all restricted assets in a single table, identifying differences from items reported as restricted between the restricted assets table in Note 5L and the general interrogatories in the Annual Statement. The revisions were effective on December 31, 2025, and have resulted in increased disclosure of modco and funds withheld assets within the restricted asset footnote.

In March 2024, the NAIC adopted revisions to SSAP No. 21, Other Admitted Assets (“SSAP No. 21”) to provide guidance for debt securities that do not qualify as bonds under the principles-based bond definition and incorporate a new measurement method for residual interests. The Company adopted the revised guidance for periods starting on January 1, 2025. Specific to residual interests, the Company elected the practical expedient method, calculating the Book/Adjusted Carrying Value ("BACV") such that all distributions received are treated as a reduction in BACV.

In September 2023, the NAIC adopted INT 2023-04, Inflation Reduction Act - Corporate Alternative Minimum Tax (“INT 2023-04”), which provides statutory accounting guidance on the admissibility of CAMT credits under SSAP No. 101. INT 2023-04 modified SSAP No. 101 to provide statutory accounting guidance on valuation allowance, admissibility, disclosures, and transition guidance for year-end 2023. INT 2023-04 is effective for reporting on or after December 31, 2023.

In August 2023, the NAIC adopted INT No. 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT No. 23-01”), which provides optional, limited-time guidance that allows the admittance of net negative (disallowed) IMR up to 10 percent of adjusted capital and surplus. INT No. 23-01 is effective from third quarter 2023 until December 31, 2025. INT No. 23-01 will automatically be nullified on January 1, 2026, although the NAIC may decide to extend the expiration date of the INT. The Company has adopted INT No. 23-01 and has admitted negative IMR of $1.4 billion as of December 31, 2024. See Note 17 for full details.

In August 2023, the NAIC revised SSAP No. 26, Bonds (“SSAP No. 26”) and SSAP No. 43, Asset-Backed Securities (“SSAP No. 43”), effective January 1, 2025. The revisions adopt a principles-based bond definition for determining the investments eligible for bond accounting and reporting as issuer credit obligations and loan-backed securities. In September 2024, the NAIC revised SSAP No. 26 to clarify that debt securities issued by funds that represent operating entities are permitted as issuer credit obligations. In November 2024, the NAIC adopted INT No. 24-01, Principles-Based Bond Definition Implementation Questions and Answers, which details interpretations on how the SSAP guidance should be applied to specific investment structures or investment characteristics. In December 2024, the NAIC revised SSAP No. 26 to reinstate disclosure language and reporting category provisions. The revisions specify that, in the financial statements, for each annual balance sheet presented, disclosures for assets receiving bond treatment should be categorized and subcategorized as reported in Annual Statement Schedule D-Part 1, Section 1 (Issuer Credit Obligations) and Section 2 (Asset-Backed Securities). The Company adopted the revised guidance for periods starting on January 1, 2025. The aggregate book adjusted carrying value for all securities reclassified out of Bonds as of January 1, 2025 was approximately $6.5 million in the general account. The aggregate book adjusted carrying value after transition for all securities reclassified out of Bonds that resulted with a change in measurement basis was approximately $0.5 million.

In March 2023, the NAIC revised SSAP No. 25, Affiliates and Other Related Parties (“SSAP No. 25”) to clarify that any invested asset held by a reporting entity which is issued by an affiliated entity, or which includes the obligations of an affiliated entity, is an affiliated investment. The Company adopted this guidance upon issuance, and it did not have a material effect on the Company’s financial statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

In 2025, the Company determined that long-term care reserves were understated in the prior year by $7.9 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus in 2025.

In the third quarter of 2025, the Company determined that group annuity reserves were understated in the prior year by $27.1 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the third quarter of 2025.

In the second quarter of 2025, the Company determined that a reinsurance payable was overstated in the prior year by $9 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the second quarter of 2025.

In the second quarter of 2025, the Company determined that annuity VM-21 reserves were understated in the prior year by $9 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the second quarter of 2025.

In the second quarter of 2025, the Company determined that expenses were understated in the prior year by $15 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations during the second quarter of 2025. A $3.2 million increase in net admitted deferred tax asset was recorded through "Change in net deferred income tax", and a $5.4 million increase in non-admitted deferred tax asset was recorded through "Change in nonadmitted assets" in 3Q25.

In the first quarter of 2025, the Company determined that reinsurance expense allowance was understated in the prior year by $7 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the first quarter of 2025.

In the fourth quarter of 2024, the Company determined that long-term care reserves were understated in the prior year by $3 million. A correction related to the prior year was recorded through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2024.

In the fourth quarter of 2024, the Company determined that expenses were understated in the prior year by $15 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2024.

In the second quarter of 2024, the Company determined that miscellaneous income was understated in the prior year by $5 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2024.

In the first quarter of 2024, the Company determined that net investment income was overstated in the prior year by $46 million. A correction related to the prior year was recorded through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the first quarter of 2024, with a related adjustment of $10 million in deferred taxes recorded through "Change in net deferred income tax" and $17 million in non-admitted deferred taxes recorded through "Change in nonadmitted assets."

In the fourth quarter of 2023, the Company determined that an asset management fee expense was overstated in the prior year by $14 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2023. In the first quarter of 2024, the Company concluded that the initial assessment of the error was understated. Therefore, an increase of $1 million was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the first quarter of 2024.

In the third quarter of 2023, the Company determined that interest credited on a ceded reinsurance treaty was overstated in the prior year by $7 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the third quarter of 2023.

During the second quarter of 2023, the Company determined that miscellaneous income was understated in the prior year by $10 million as a result of an error in the balance ceded to an affiliate, Lotus Re. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the second quarter of 2023.

During the first quarter of 2023, an error was identified on the VM-21 statutory reserves of the Company and its subsidiary, Pruco Life Insurance Company (“PLAZ” or "Pruco Life") at December 31, 2022. This error resulted in an overstatement of the Company’s future policy benefits and claims of $55 million, and PLAZ’s future policy benefits and claims of $420 million, the latter of which resulted in an understatement of the Company’s common stock at December 31, 2022. On an after-tax basis, the Company's surplus was understated by $491 million at December 31, 2022. The $55 million correction of reserves was recorded through “Other changes, net” on the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Company’s Statement of Operations and Changes in Capital and Surplus, with the offset recorded to “Future policy benefits and claims” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. There was a corresponding adjustment of $4 million in current tax reported on “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offsetting impact reflected in “Current federal income tax recoverable” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. A correction for the Company’s investment in its subsidiary of $367 million was recorded through “Change in net unrealized capital gains (losses) on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offsetting impact reported in “Common stocks” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. There were corresponding adjustments to net deferred taxes of ($16) million through “Change in net deferred income tax” on the Company’s Statement of Operations and Changes in Capital and Surplus, and the reversal of $80 million in “Change in nonadmitted assets” on the Company’s Statement of Operations and Changes in Capital and Surplus, both of which were offset in “Net deferred tax asset” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. The adjustments increased total assets by $436 million, decreased total liabilities by $55 million and increased total surplus by $491 million during the first quarter of 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

3.    BUSINESS COMBINATIONS AND GOODWILL
    Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the fair value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect of the Company’s financial condition.

    The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2025
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
	($ in millions)
Riesel HoldCo, LLC	12/31/2022	$2	$—	$—	$—	$—	$1	(13.0)%*
Total	XXX	$2	$—	$—	$—	$—	$1	XXX
*Revised to update amounts reported in the 2025 annual statement.

December 31, 2024
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
		($ in millions)
Pirlo Energy Holdings, LLC	9/12/2016	$48	$—	$—	$—	$—	$1	0.2%
Total	XXX	$48	$—	$—	$—	$—	$1	XXX

Impairment Loss
The Company did not recognize any impairment losses related to business combinations or goodwill as of December 31, 2025.

Based on operational performance, the book value of Pirlo Energy Holdings, LLC, an other invested asset of the Company, was written down to zero and impairments of $3.5 million and $32.7 million were recorded as realized losses as of December 31, 2024 and December 31, 2023, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Subcomponents and Calculation of Adjusted Surplus and Total Admitted Goodwill

December 31, 2025
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$15,845
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	164
Admitted Net Deferred Taxes	2,086
Adjusted Capital and Surplus	13,595
Limitation on amount of goodwill	1,360
Current period reported Admitted Goodwill		$—
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

December 31, 2024
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$17,862
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	163
Admitted Net Deferred Taxes	2,174
Adjusted Capital and Surplus	15,525
Limitation on amount of goodwill	1,553
Current period reported Admitted Goodwill		$—
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

4.    DISCONTINUED OPERATIONS
    The Company did not have any material discontinued operations during 2025, 2024 or 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

5.    INVESTMENTS
5A.     Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory purposes and assigns bonds one of twenty categories called “NAIC Designations.” In general, NAIC Designations of “1A” through “1G” highest quality or “2A” through “2C” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3A” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest ten categories approximated 5.16% and 5.06% of the Company’s bonds as of December 31, 2025 and 2024, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis. In the General Account, securities identified by a Z suffix (other than securities purchased within 120 days of December 31, 2025) with an aggregate statement value of approximately 0.46% of qualifying assets, have not been filed with the SVO.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

    The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2025
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Issuer Credit Obligations:
US governments	$7,164	$37	$780	$6,421
All other governments	533	48	6	575
Non-U.S. sovereign jurisdictions	982	8	112	878
Municipal bonds(1)	2,131	19	249	1,901
Project finance bonds	1,705	29	44	1,690
Corporate bonds	57,170	714	5,619	52,265
Single entity backed obligations	15	—	—	15
SVO-Identified bond exchange traded funds	256	—	—	256
Bonds issued from SEC-Registered business development corps, closed end funds & REITS	4,153	5	258	3,900
Bank loans(2)	1,573	18	19	1,572
Mortgage loans that qualify as SVO-Identified credit tenant loans	2,136	26	183	1,979
Certificates of deposit	394	—	—	394
Other issuer credit obligations	427	14	29	412
Subtotal unaffiliated issuer credit obligations	78,639	918	7,299	72,258
Affiliated issuer credit obligations(3)	2,757	22	25	2,754
Total issuer credit obligations	81,396	940	7,324	75,012
Asset-Backed Securities:
Financial asset-backed securities - RMBS(4)	1,697	47	40	1,704
Financial asset-backed securities - CMBS(5)	2,838	16	123	2,731
Financial asset-backed securities - CLOs/CBOs/CDOs	4,318	7	1	4,324
Financial asset-backed securities - equity	296	4	—	300
Financial asset-backed securities - other	1,748	30	10	1,768
Non-financial asset-backed securities - leases	251	3	1	253
Non-financial asset-backed securities - other	612	10	15	607
Subtotal unaffiliated asset-backed securities	11,760	117	190	11,687
Affiliated asset-backed securities	494	1	3	492
Total asset-backed securities	12,254	118	193	12,179
Total bonds	$93,650	$1,058	$7,517	$87,191

Unaffiliated Preferred Stocks
Redeemable	$58	$20	$12	$66
Non-redeemable	60	2	2	60
Total unaffiliated preferred stocks	$118	$22	$14	$126

(1) Carrying amount includes $231 million and $1,900 million (fair value $221 million and $1,680 million), respectively of general obligation and special revenue municipal bonds.
(2) Carrying amount includes $805 million and $768 million (fair value $806 million and $766 million), respectively of issued and acquired bank loans.
(3) Primarily includes single entity backed obligations.
(4) Carrying amount includes $73 million, $675 million and $949 million (fair value $65 million, $648 million and $991 million), respectively of agency RMBS guaranteed, agency RMBS not/partially guaranteed and non-agency financial asset-backed residential mortgage-backed securities.
(5) Carrying amount includes $764 million and $2,074 million (fair value $685 million and $2,046 million), respectively of agency CMBS not/partially guaranteed and non-agency financial asset-backed commercial mortgage-backed securities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	December 31, 2024
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$5,497	$20	$819	$4,698
All other governments	1,672	16	215	1,473
States - territories and possessions	222	1	24	199
Political subdivisions of states, territories and possessions	163	3	11	155
Special revenue and special assessment obligation all non- guaranteed obligations of agencies	3,617	47	391	3,273
Hybrid Securities	76	3	—	79
Industrial & miscellaneous (unaffiliated)	71,317	615	7,188	64,744
Parent - subsidiaries and affiliates	2,731	5	66	2,670
Unaffiliated Bank Loans	556	15	12	559
Total bonds	$85,851	$725	$8,726	$77,850

Unaffiliated Preferred Stocks
Redeemable	$67	$26	$1	$92
Non-redeemable	121	—	—	121
Total unaffiliated preferred stocks	$188	$26	$1	$213

The following table sets forth the carrying amount and estimated fair value of bonds including short-term investments categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2025
	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$5,055	$5,048
Due after one year through five years	16,034	15,983
Due after five years through ten years	14,312	13,971
Due after ten years	46,741	40,756
Subtotal	$82,142	$75,758

Financial asset-backed securities	$11,391	$11,319
Non-Financial asset-backed securities	863	860
Total	$94,396	$87,937

Proceeds from the sale of bonds were $6,414 million, $5,732 million, and $7,485 million for the years ended December 31, 2025, 2024 and 2023, respectively. Gross gains of $87 million, $71 million, and $54 million and gross losses of $250 million, $724 million, and $488 million were realized on such sales during the years ended December 31, 2025, 2024 and 2023, respectively.
Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $99 million, $127 million and $55 million, for preferred stocks were $2 million, $0 million and $1 million, and for unaffiliated common stocks were $9 million, $4 million and $8 million for the years ended December 31, 2025, 2024 and 2023, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2025
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$8,170	$7,995	$(175)	$48,599	$41,232	$(7,367)
Unaffiliated Preferred and Common stocks	482	477	(5)	1	—	(1)
Total	$8,652	$8,472	$(180)	$48,600	$41,232	$(7,368)

	December 31, 2024
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$15,792	$15,255	$(537)	$51,965	$42,769	$(9,196)
Unaffiliated Preferred and Common stocks	599	584	(15)	21	19	(2)
Total	$16,391	$15,839	$(552)	$51,986	$42,788	$(9,198)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2025 or 2024. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2025, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

5B.     Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2025 were agricultural loans 11.25% and 4.89%; commercial loans 15.00% and 3.98%; residential loans 9.75% and 5.50%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2024 were agricultural loans 8.83% and 4.80%; commercial loans 15.00% and 3.77%. For both the years ended December 31, 2025 and 2024 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 85%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey.
As of December 31, 2025, the commercial mortgage and agricultural property loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (31.48%), New York (5.81%) and Washington (5.50%) and included loans secured by properties in Europe, Mexico, Australia and Canada and the residential mortgage loans were in Florida (13.38%), California (10.83%), and New York (8.96%). As of December 31, 2024, the commercial mortgage and agricultural property loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (30.91%), Texas (6.72%) and Washington (5.34%) and included loans secured by properties in Europe, Mexico, Australia and Canada.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2025 and 2024.
The Company invests in investment grade and below investment grade commercial mortgage and agricultural property loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $17,092 million of investment grade and $2,031 million of below investment grade commercial mortgage and agricultural property loans as of December 31, 2025. There were $17,373 million of investment grade and $1,865 million of below investment grade commercial mortgage and agricultural property loans as of December 31, 2024.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in our outstanding loans. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2025
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	(in millions)
Recorded Investment (All)
Current	$3,060	$—	$897	$—	$15,478	$105	$19,540
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	16	—	—	—	6	—	22
180+ Days Past Due	454	—	—	—	4	—	458
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	99	—	99

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	December 31, 2024
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Recorded Investment (All)
Current	$3,151	$—	$—	$—	$15,683	$64	$18,898
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	8	—	—	—	—	—	8
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	315	—	—	—	17	—	332
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	14	—	14
Number of Loans	—	—	—	—	1	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	127	—	127

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following tables set forth the investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of the dates indicated:

	December 31, 2025
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
With allowance for credit losses	$83	$—	$—	$—	$15	$—	$98
No allowance for credit losses	404	—	—	—	—	—	404
Total	$487	$—	$—	$—	$15	$—	$502
Subject to a participant mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	$—	$—	$—	$—	$12	$—	$12

	December 31, 2024
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
With allowance for credit losses	$243	$—	$—	$—	$25	$—	$268
No allowance for credit losses	81	—	—	—	6	—	87
Total	$324	$—	$—	$—	$31	$—	$355
Subject to a participant mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	$—	$—	$—	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

	December 31, 2025
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$438	$—	$—	$—	$13	$—	$451
Interest Income Recognized	11	—	—	—	—	—	11
Recorded Investments on Nonaccrual Status	487	—	—	—	10	—	497
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	13	—	—	—	1	—	14

	December 31, 2024
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	2	—	—	—	—	—	2
Recorded Investments on Nonaccrual Status	325	—	—	—	17	—	342
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	7	—	—	—	—	—	7

The following table sets forth allowances for credit losses as of the dates indicated:

	December 31, 2025	December 31, 2024
	(in millions)

Balance at beginning of period	$61	$62
Additions charged to operations	44	61
Direct write-downs charged against the allowance	(90)	(62)
Balance at end of period	$15	$61

The Company had $0 million and $6 million of mortgage loans derecognized as a result of foreclosure for the years ended December 31, 2025 and 2024, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Restructured Mortgage Loans

The following table sets forth the restructured mortgage loans as of the dates indicated:

	December 31, 2025	December 31, 2024
	(in millions)
Total recorded investment in restructuring loans	$60	$70
Total related realized capital (losses)	—	(58)
Total contractual commitments to extend credit to debtors owning receivables whose terms have been modified in trouble debt restructurings	—	—
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Reverse Mortgages

As of both December 31, 2025 and 2024, the Company did not have reverse mortgages.

5C.     Asset-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2025, the Company had no asset-backed securities, within the scope of SSAP No. 43, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth the amounts recorded in compliance with SSAP No. 43 as of the date indicated:

	December 31, 2025
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
17029PAA3	$5	$4	$1	$4	$4	1Q25
78442GKW5	50	49	1	49	49	1Q25
84751PLP2	1	1	—	1	1	1Q25
84751PLP2	1	1	—	1	—	2Q25
22523JAD2	3	2	1	2	2	3Q25
22523JAE0	5	2	3	2	2	3Q25
83407NAE4	2	2	—	2	2	3Q25
84751PLP2	1	1	—	1	—	3Q25
22523JAD2	2	2	—	2	2	4Q25
22523JAE0	2	1	1	1	1	4Q25
32027NEE7	1	1	—	1	1	4Q25
Total	$73	$66	$7	$66	$64

As of December 31, 2025, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2025	December 31, 2024
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(7)	$(50)
12 Months or Longer	$(1,080)	$(1,215)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,158	$1,516
12 Months or Longer	$5,310	$5,803

    Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.     Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments, and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. The Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $4,606 million and $4,890 million were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2025 and 2024, respectively. This collateral is not restricted. The fair value of the securities on loan was $4,441 million and $4,702 million as of December 31, 2025 and 2024, respectively. A liability to return collateral received of $4,606 million and $4,890 million is included in “Cash collateral held for loaned securities” as of December 31, 2025 and 2024, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There was no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $3,575 million and $3,288 million were invested in “Cash and short-term investments” as of December 31, 2025 and 2024, respectively. This collateral is not restricted. The fair value of the securities on loan was $3,448 million and $3,169 million as of December 31, 2025 and 2024, respectively. A liability to return collateral received of $3,575 million and $3,288 million is included in “Cash collateral held for loaned securities” as of December 31, 2025 and 2024, respectively. Additionally, assets and a cash collateral liability of $0 million were received for unaffiliated lending as of both December 31, 2025 and 2024.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
    Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
    The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2025	December 31, 2024
	(in millions)
Securities Lending:
Open	$4,605	$4,822
30 Days or Less	1	68
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$4,606	$4,890
Securities Received	—	—
Total Collateral Received	$4,606	$4,890
The aggregate fair value of all securities acquired from the use of the reinvested collateral was $4,553 million and $4,720 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2025 and 2024, respectively.
    In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2025		December 31, 2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	575	575	979	974
31 to 60 Days	89	89	147	147
61 to 90 Days	87	87	183	183
91 to 120 Days	102	102	73	73
121 to 180 Days	139	139	237	237
181 to 365 Days	645	647	1,008	1,008
1 to 2 years	1,304	1,311	969	970
2 to 3 years	1,261	1,266	892	893
Greater than 3 years	337	337	237	235
Subtotal	$4,539	$4,553	$4,725	$4,720
Securities Received	—	—	—	—
Total Collateral Reinvested	$4,539	$4,553	$4,725	$4,720

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

As of both December 31, 2025 and 2024, the Company had no securities lending transactions that extend beyond one year from the reporting date.

    Repurchase Agreements Transactions Accounted for as Secured Borrowing
For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2025, the Company has sufficient assets to cover its secured borrowing liability.

The following table sets forth the repurchase agreements that were bilateral and tri-party trades as of the dates indicated:

	December 31, 2025		December 31, 2024
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$5,127	$5,019	$4,060	$3,785
Overnight	220	—	176	—
2 Days to 1 Week	273	166	274	—
>1 Week to 1 Month	458	379	347	347
>1 Month to 3 Months	166	—	75	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2025		December 31, 2024
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$6,158	$—	$4,752
Fair Value	5,777	5,644	4,487	4,195

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

As of December 31, 2025, the securities acquired were bonds with a designation of NAIC 1 with a BACV of $6,115 million and a fair value of $5,612 million and securities with a designation of NAIC 2 with a BACV of $43 million and a fair value of $32 million.
As of December 31, 2024, the securities acquired were bonds with a designation of NAIC 1 with a BACV of $4,712 million and a fair value of $4,166 million and securities with a designation of NAIC 2 with a BACV of $40 million and a fair value of $29 million.
The following table sets forth the collateral received as of the dates indicated:

	December 31, 2025		December 31, 2024
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$5,707	$5,565	$4,407	$4,133
Securities (FV)	—	—	—	—
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2025	December 31, 2024
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$4,227	$3,787
30 Days or Less	1,338	346
31 to 90 Days	—	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2025		December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$627	$627	$758	$754
31 to 60 Days	97	97	114	114
61 to 90 Days	95	95	142	142
91 to 120 Days	111	111	56	56
121 to 180 Days	152	152	184	184
181 to 365 Days	703	705	781	781
1 to 2 Years	1,422	1,429	750	751
2 to 3 Years	1,374	1,380	690	692
Greater than 3 Years	367	367	183	182
The following table sets forth the fair value of the security collateral pledged, and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2025		December 31, 2024
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$5,707	$5,565	$4,407	$4,133
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

As of both December 31, 2025 and 2024, the Company did not have any reverse repurchase agreements transactions accounted for as secured borrowing.

5E. Real Estate
For both the years ended December 31, 2025 and 2024, the Company recorded $0 million and $5 million of net losses on the sale of real estate, respectively. There were $12 million and $3 million of impairment losses recognized on real estate for the years ended December 31, 2025 and 2024, respectively.
The Company classified $194 million and $192 million as real estate occupied by the Company as of December 31, 2025 and 2024, respectively.
The Company classified $60 million (less $33 million of encumbrances) and $77 million (less $33 million of encumbrances) as real estate held for the production of income as of December 31, 2025 and 2024, respectively.
As of both December 31, 2025 and 2024, the Company did not classify any real estate as held for sale.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

5F.     Other Invested Assets
    The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2025		December 31, 2024
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$386	3.9%	$558	5.4%
Joint venture and limited partnerships interests in common stock	8,437	84.7	8,580	83.1
Joint venture and limited partnerships interests in fixed income	272	2.7	183	1.8
Joint venture and limited partnerships interests - other	374	3.8	451	4.4
Subtotal - Joint venture and limited partnerships	$9,469	95.1%	$9,772	94.7%
Receivables for Securities	238	2.4	105	1.0
Cash collateral for variation margin	255	2.5	445	4.3
Total Other invested assets	$9,962	100.0%	$10,322	100.0%

5G.     Other Investment Disclosures
Investments in Tax Credit Structures (tax credit investments)
The Company invests in tax credit structures, including low income housing tax credit investments and other tax programs, primarily to generate tax credits and other tax benefits and reduce the Company’s tax liability. These tax credit investments are reported within other invested assets on the balance sheet and are amortized in the statement of operations as an expense component within net investment income.
The Company recognized $13 million of tax credits and other tax benefits and $10 million and $ 7 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2025, 2024, and 2023 respectively.

The Company had $224 million of tax credit investments and $179 million of LIHTC property investments as of December 31, 2025 and 2024, respectively.

The Company had no investment amortization and non-income tax related activity recognized as a component of net investment income, and other returns allocated that were recognized outside of income tax expense for the year ended December 31, 2025.

The following table sets forth the aggregate schedule of tax credits expected to be generated each year for the subsequent five years and thereafter, disaggregated by transferable/certificated and non-transferable as of the date indicated:

	December 31, 2025
Year of Generation	Transferable/Certificated	Non-transferable	Total
	(in millions)
2026	$—	$32	$32
2027	—	32	32
2028	—	31	31
2029	—	30	30
2030	—	27	27
Thereafter	—	126	126
Total	$—	$278	$278

None of the tax credit investments have any commitments or contingent commitments anticipated to be paid as of December 31, 2025.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

As of December 31, 2025, none of the tax credit investments are currently subject to any regulatory reviews and there were no significant modifications or events that resulted in a change in the nature of the investment or a change in the relationship with the underlying project for the investments in scope.

There were no impaired tax credit investments for the years ended December 31, 2025 and 2024.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Restricted Assets
The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2025
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Collateral held under security lending agreements	$4,829	$—	$3,844	$—	$8,673	$—	$8,673	2.6%	2.7%
Subject to repurchase agreements	6,158	—	1,261	—	7,419	—	7,419	2.2%	2.3%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	540	—	—	—	540	—	540	0.2%	0.2%
FHLB capital stock	140	—	—	—	140	—	140	0.1%	0.1%
On deposit with state	6	—	—	—	6	—	6	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,776	—	—	—	2,776	—	2,776	0.8%	0.8%
Pledged as collateral not captured in other categories	22,403	—	982	—	23,385	—	23,385	7.1%	7.2%
Collateral assets received and on Balance Sheet	—	—	—	—	—	—	—	0.0%	0.0%
Assets held under Modco Reinsurance Agreements	4,522	—	28,928	—	33,450	—	33,450	10.1%	10.2%
Assets held under Funds Withheld Reinsurance Agreements	8,825	—	—	—	8,825	—	8,825	2.6%	2.7%
Total restricted assets	$50,199	$—	$35,015	$—	$85,214	$—	$85,214	25.7%	26.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2025
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Reinsurance trust assets	$15,980	$—	$—	$—	$15,980	$—	$15,980	4.8%	4.9%
Derivatives collateral	4,520	—	982	—	5,502	—	5,502	1.7%	1.7%
Guaranteed cost trust	365	—	—	—	365	—	365	0.1%	0.1%
Funded reinsurance collateral	1,538	—	—	—	1,538	—	1,538	0.5%	0.5%
Total	$22,403	$—	$982	$—	$23,385	$—	$23,385	7.1%	7.2%
Total pledged under derivative contracts	4,520	—	982	—	5,502	—	5,502	1.7%	1.7%
Total excluding derivative collateral	$17,883	$—	$—	$—	$17,883	$—	$17,883	5.4%	5.5%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following tables set forth the collateral received and assets held under Modco/Funds Withheld (FWH) reinsurance agreements reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2025
	BACV Collateral	BACV Modco	BACV FWH	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Assets

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$—	$173	$171	$—	$173	$171	0.2%	0.2%
Bonds	—	3,076	7,135	—	2,889	6,724	6.2%	6.5%
Mortgage loans	3,428	1,263	264	3,201	1,189	264	3.0%	3.1%
Common stocks	—	—	71	—	—	71	0.1%	0.1%
Other invested assets	1	10	1,157	1	10	1,157	0.7%	0.7%
Securities lending reinvested collateral assets	9,486	—	—	9,515	—	—	5.8%	6.0%
Other	458	—	27	458	—	27	0.3%	0.3%
Total General Account	$13,373	$4,522	$8,825	$13,175	$4,261	$8,414	16.3%	16.9%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$264	$1,813	$—	$264	$1,813	$—	1.2%	1.2%
Bonds	21	8,496	—	21	8,496	—	5.1%	5.1%
Common stocks	—	17,289	—	—	17,289	—	10.3%	10.3%
Other invested assets	—	1,319	—	—	1,319	—	0.8%	0.8%
Securities lending reinvested collateral assets	4,418	—	—	4,431	—	—	2.6%	2.6%
Other	253	11	—	253	11	—	0.2%	0.2%
Total Separate Account	$4,956	$28,928	$—	$4,969	$28,928	$—	20.2%	20.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	December 31, 2025
	Related Party Relationship
	Book/ Adjusted Carrying Value (BACV) FWH Including Modco	Direct investment (excluding securitizations) in the reinsurer	Investments with reinsurer(1)	Investments with reinsurer(2)	Investments reflect in‐substance related party transaction (3)	Investments related to reinsurer, but reinsurer represents a different arrangement than the options provided	Investment is not related / affiliated to the reinsurer
	($ in millions)
Assets

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$344	$—	$—	$—	$—	$—	$344
Bonds	10,211	81	—	—	—	12	10,118
Mortgage loans	1,527	—	—	—	—	—	1,527
Common stocks	71	—	—	71	—	—	—
Other invested assets	1,167	—	506	110	—	—	551
Other	27	—	—	—	—	(4)	31
Total General Account	$13,347	$81	$506	$181	$—	$8	$12,571
Percentage to Total FWH Assets (including Modco)	100%	1%	4%	1%	—%	—%	94%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$1,813	$—	$—	$—	$—	$—	$1,813
Bonds	8,496	—	—	—	—	—	8,496
Common stocks	17,289	—	—	—	—	—	17,289
Other invested assets	1,319	—	—	1,319	—	—	—
Other	11	—	—	—	—	—	11
Total Separate Account	$28,928	$—	$—	$1,319	$—	$—	$27,609
Percentage to Total FWH Assets (including Modco)	100%	—%	—%	5%	—%	—%	95%
(1) Securitization or similar investment vehicles with reinsurer (influential role & 50% or more of collateral represents investments in or direct credit exposure to reinsurer).
(2) Securitization or similar investment vehicles with reinsurer (influential role & less than 50% of collateral represents investments in or direct credit exposure to reinsurer).
(3) Securitization or similar investment vehicles where the structure reflects an in‐substance related party transaction to the reinsurer.

	December 31, 2025
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$10,171	7.1%
Recognized Obligation to Return Collateral Asset (Separate Account)	$4,738	2.8%
Recognized Obligation for Modco assets (General Account)	$—	0.0%
Recognized Obligation for Modco assets (Separate Account)	$—	0.0%
Recognized Obligation for FWH (excluding Modco) assets (General Account)	$—	0.0%
Recognized Obligation for FWH (excluding Modco) assets (Separate Account)	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2024
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

	($ in millions)
Collateral held under security lending agreements	$5,353	$—	$3,563	$—	$8,916	$—	$8,916	2.8%	2.8%
Subject to repurchase agreements	4,752	—	701	—	5,453	—	5,453	1.7%	1.7%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	530	—	—	—	530	—	530	0.2%	0.2%
FHLB capital stock	143	—	—	—	143	—	143	0.0%	0.0%
On deposit with state	6	—	—	—	6	—	6	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,878	—	—	—	2,878	—	2,878	0.9%	1.0%
Pledged as collateral not captured in other categories	20,685	—	326	—	21,011	—	21,011	6.5%	6.6%
Total restricted assets	$34,347	$—	$4,590	$—	$38,937	$—	$38,937	12.1%	12.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2024
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$16,206	$—	$—	$—	$16,206	$—	$16,206	5.0%	5.1%
Funded Reinsurance Pledged Collateral	2,547	—	326	—	2,873	—	2,873	0.9%	0.9%
Guaranteed Cost Trust	377	—	—	—	377	—	377	0.1%	0.1%
Reinsurance Trust Assets	1,555	—	—	—	1,555	—	1,555	0.5%	0.5%
Total	$20,685	$—	$326	$—	$21,011	$—	$21,011	6.5%	6.6%

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2024
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Bonds	$—	$226	0.0%	0.0%
Mortgage loans	3,609	3,257	2.3%	2.4%
Other invested assets	11	11	0.0%	0.0%
Securities lending reinvested collateral assets	8,384	8,376	5.4%	5.6%
Other	—	697	0.0%	0.0%
Total General Account	$12,004	$12,567	7.7%	8.0%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$398	$398	0.2%	0.2%
Bonds	58	869	0.1%	0.1%
Securities lending reinvested collateral assets	3,521	3,517	2.1%	2.1%
Other	—	243	0.0%	0.0%
Total Separate Account	$3,977	$5,027	2.4%	2.4%

	December 31, 2024
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,023	6.7%
Recognized Obligation to Return Collateral Asset (Separate Account)	$3,934	2.4%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $66 million, $53 million and $54 million for the years ended December 31, 2025, 2024 and 2023, respectively.
The Company had $42 million, $0 million and $0 million interest on mortgage loans over ninety days due for the years ended December 31, 2025, 2024 and 2023, respectively.

Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is nonadmitted and excluded from “Net investment income.” For the years ended December 31, 2025, 2024 and 2023, there was no nonadmitted due and accrued rental income on real estate.

For the years ended December 31, 2025, 2024 and 2023, other invested assets had no nonadmitted due and accrued income.
The following table sets forth accrued investment income as of December 31:

	2025	2024
	(in millions)
Net Admitted	$985	$976
Nonadmitted	1	1
Gross accrued investment income	$986	$977
For both years ended December 31, 2025, and 2024, the Company did not have aggregate deferred interest.
The Company had $9 million, $7 million and $12 million cumulative amounts of paid-in-kind ("PIK") interest included in the current principal balance for the years ended December 31, 2025, 2024 and 2023, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth “Net investment income” for the years ended December 31:

	2025	2024	2023
	(in millions)
Bonds(1)	$4,109	$4,020	$3,888
Stocks	253	237	223
Mortgage loans	836	829	784
Contract loans	91	94	93
Cash, cash equivalents, and short-term investments(1)	217	168	219
Other investments(2)	1,154	1,101	1,246
Total gross investment income	6,660	6,449	6,453
Less investment expenses	(1,003)	(1,023)	(969)
Net investment income before amortization of IMR	5,657	5,426	5,484
Amortization of IMR	(184)	(140)	(111)
Net investment income	$5,473	$5,286	$5,373
(1) 2024 period has been updated to conform to current period presentation.
(2) Other investments consist of real estate, other invested assets, and derivatives.
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2025	2024	2023
	(in millions)
Bonds	$(272)	$(836)	$(497)
Stocks	98	55	(5)
Mortgage loans	(129)	(82)	(26)
Derivative instruments	(135)	(336)	(594)
Other investments	52	(5)	(167)
Total gross realized capital gains (losses)	(386)	(1,204)	(1,289)
Capital gains benefit (tax)	147	255	181
IMR transfers, net of tax	342	772	762
Net realized capital gains (losses)	$103	$(177)	$(346)
Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company did not have direct exposure through investments in subprime mortgage loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The Company’s exposure to sub-prime mortgage loans is through other investments. The following table sets forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2025				December 31, 2024
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Asset-backed securities	$416	$416	$469	$5	$390	$390	$437	$—
Total	$416	$416	$469	$5	$390	$390	$437	$—
The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2025 and 2024, these commitments were $5,049 million and $5,650 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $4,272 million and $2,713 million at December 31, 2025 and 2024, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2025 and 2024, financial guarantees issued by the Company were $71,697 million and $72,457 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2025 and 2024, such contracts in force carried a total guaranteed value of $71,697 million and $72,457 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $69,598 million and $67,880 million at December 31, 2025 and 2024, respectively.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

5GI Securities
The following table sets forth the 5GI securities as of the dates indicated:

	December 31, 2025			December 31, 2024
	Number of 5GI Securities	Aggregate BACV	Aggregate Fair Value	Number of 5GI Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
ICO - AC(1)	30	$181	$183	29	$204	$199
ABS - AC(1)	10	—	—	16	66	66
Preferred Stock - AC	2	10	16	2	11	37
Preferred Stock - FV	4	37	37	3	91	91
Total	46	$228	$236	50	$372	$393
(1) Prior period has been updated to conform to current period presentation.

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years ended December 31:

	2025		2024		2023
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	68	78	121	223	31	32
Aggregate Amount of investment income	$30	$22	$28	$18	$4	$6

Reporting Entity's Share of Cash Pool by Asset Type
As of both the years ended December 31, 2025 and 2024, the Company did not have any cash pool assets within the scope of SSAP No. 2, "Cash, Cash Equivalents, Drafts, and Short-Term Investments" ("SSAP No. 2"), that required disclosure.

Aggregate Collateral Loans by Qualifying Investment Collateral

As of both the years ended December 31, 2025 and 2024, the Company did not have any collateral loans within the scope of SSAP No. 21, “Other Admitted Assets” (“SSAP No. 21”).

6..    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 16, 2026, the date these audited financial statements were issued.
In February of 2026, the Company received approval from the Department to record a $300 million payable as of December 31, 2025, for a capital contribution to its subsidiary, Pruco Life. The capital contribution was received by Pruco Life prior to March 1, 2026.

Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 16, 2026, the date these audited financial statements were issued.
On February 27, 2026, the Company executed a novation of policies in the amount of $1,659 million, that were previously reinsured to Empower Life and Annuity Company of New York ("ELAINY"). Policies were novated to Empower Annuity Insurance Company ("EAIC") reducing the Company's direct and ceded reserves to ELAINY by $1,659 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

7.    REINSURANCE
The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. The Company utilizes various types of reinsurance, including primarily yearly renewable term (“YRT”), coinsurance, coinsurance with funds withheld and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2025	2024	2023
	(in millions)
Premiums:
Direct	$24,779	$45,804	$24,453
Assumed	13,813	13,203	12,368
Ceded	6,994	9,605	16,327

The Company does not have reinsurance agreements under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits as of December 31, 2025, 2024 and 2023.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits as a result of these new reinsurance agreements for the years ended December 31, are as follows:

	2025	2024	2023
	(in millions)
Individual Life	$731	$—	$—
Retirement	—	—	9,987
International	400	400	—

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2025, 2024 and 2023 as a result of uncollectible or commutated reinsurance with respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2025	2024	2023	2025	2024	2023
	(in millions)
Claims incurred	$11	$12	$12	$—	$—	$—
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	—	—	—	—
Other	—	(1)	—	—	—	—
Company:
Scottish Re (U.S.), Inc	11	12	12	—	—	—
North Carolina Mutual & AZ Mont	—	(1)	—	—	—	—

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectible reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The amounts related to reinsurance agreements included in “Future policy benefits and claims” and “Premiums and annuity considerations” as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed from affiliated insurers	$38,620	$37,448	$36,385	$6,243	$6,421	$6,679
Assumed from unaffiliated insurers	20,692	20,467	20,257	7,570	6,782	5,689
Total reinsurance assumed	$59,312	$57,915	$56,642	$13,813	$13,203	$12,368

Ceded to affiliated insurers	$61,238	$61,240	$61,877	$2,465	$2,229	$2,261
Ceded to unaffiliated insurers	14,988	18,112	18,420	4,529	7,376	14,066
Total reinsurance ceded	$76,226	$79,352	$80,297	$6,994	$9,605	$16,327

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
PARCC	$1,644	$1,690	$1,736	$1,292	$1,277	$1,269
PARU	850	849	1,419	458	303	815
PLAZ	—	362	81	239	359	67
Lotus Re	1	42	42	25	34	33
PLNJ	29	70	51	56	72	45
Affiliated total	2,524	3,013	3,329	2,070	2,045	2,229
Unaffiliated	16,987	16,846	16,485	727	765	821
Unaffiliated total	16,987	16,846	16,485	727	765	821
Total	$19,511	$19,859	$19,814	$2,797	$2,810	$3,050

Ceded:
PLAZ	$14,169	$13,160	$12,658	$545	$311	$328
Lotus Re	2,245	2,266	2,293	205	216	227
PURE	—	—	7	—	(8)	7
Affiliated total	16,414	15,426	14,958	750	519	562
Unaffiliated total	1,285	2,511	2,619	1,131	1,421	1,424
Unaffiliated total	1,285	2,511	2,619	1,131	1,421	1,424
Total	$17,699	$17,937	$17,577	$1,881	$1,940	$1,986

GUL Agreements

Effective January 1, 2024 and October 1, 2024, Prudential Insurance was involved in a broader transaction to cede certain guaranteed universal life (“GUL”) policy risk (which was previously retained by Prudential Insurance and its affiliates) to third-party reinsurers. To facilitate these GUL transactions, certain agreements between Prudential Insurance and its affiliates (PLAZ, PLNJ, captives) were partially or fully recaptured. Also to facilitate these GUL transactions, Prudential Insurance entered into YRT reinsurance agreements with PLAZ and PLNJ to passthrough the amounts that were already reinsured by Prudential Insurance to third-party reinsurers. Such passthrough arrangements were impacted by an affiliate YRT restructure effective October 1, 2025 whereby the risk was aggregated into PLAZ (rather than PICA) for purposes of retroceding to third-party reinsurers.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

PARCC

The Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC” or the “captives”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts which are not subject to principles-based reserving. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers. Effective October 1, 2024, the term business reinsured by PARCC and retroceded to PICA expanded due to a merger of other term captive companies (PAR Term, Term Re, and DART). Effective October 1, 2025, as part of the affiliate YRT restructure noted above, such mortality risk was retroceded by the Company to PLAZ for purposes of retroceding to external reinsurers.

    PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU” or the “captives”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company. Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary for PARU to retrocede risk on PLAZ and PLNJ issued policies to the Company. In 2024, there were restructurings to this agreement and ultimately a full recapture (GUL Re and PURC). As a result of the recapture, there was a recapture settlement which appears as premium on Schedule S.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance (“ILI”) and Talcott Life Insurance Company, formerly known as Hartford Life Insurance Company, entities) that is classified as GUL. As of January 1, 2022, most of the variable life insurance policies were recaptured resulting in a $460 million gain and then reinsured from PLAZ to Lotus Re as mentioned below. Effective January 1, 2024 and October 1, 2024, PLAZ entered into YRT reinsurance agreements with, and partially recaptured some business from, Prudential Insurance as described above in the “GUL Agreements” section. Effective October 1, 2025, as part of the affiliate YRT restructure noted above, various agreements between the Company and PLAZ were modified or created to aggregate the risk to PLAZ (rather than PICA) for purposes of PLAZ retroceding to third-party reinsurers.

    PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective January 1, 2024, PLNJ entered into a YRT reinsurance agreement with, and partially recaptured some business from, Prudential Insurance as described above in the “GUL Agreements” section. Effective October 1, 2025, this agreement was novated such that PLAZ (rather than the Company) is the reinsurer, to facilitate PLAZ’s retrocession to third-party reinsurers as part of a broader affiliate YRT restructure as noted above.

Lotus Re

Effective January 1, 2022, the Company entered into an agreement with Lotus Re, an affiliate reinsurance company, to reinsure variable life policies. The structure is coinsurance/modified coinsurance, with 90% of risk covered by Lotus Re and PICA retaining 10% under the agreement. In addition, the Company entered into a YRT agreement with Lotus Re, also effective January 1, 2022, under which Lotus Re cedes mortality risk for variable life policies back to the Company. The amount ceded from Lotus Re to the Company and the reinsurance premiums are a full passthrough to replicate the amounts covered under various YRT agreements between the Company and third-party reinsurers. Settlement of $3.2 billion was in-kind and is therefore reflected within the supplemental disclosure of non-cash items in Note 1B. As a result of this transaction, the Company recorded an $830 million deferred reinsurance gain as of December 31, 2022. In addition, the Company entered into a coinsurance agreement with Lotus Re effective October 1, 2024 to cede 100% of a small block of Appreciable Life policies in extended term policy status. This YRT agreement was modified effective October 1, 2025 as part of the broader affiliate YRT restructure, such that PLAZ is the new reinsurer (rather than the Company) for certain policies.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

PURE

Effective October 1, 2023, the Company entered into a coinsurance agreement with Prudential Universal Reinsurance Entity Company (“PURE”), a subsidiary of the Company, to reinsure 10% of mortality risk on MyLegacy policies. This agreement was recaptured effective January 1, 2024 and as a result, there was a small recapture settlement (showing as a negative premium) in 2024.

Unaffiliated

Individual Life utilizes various types of reinsurance, including primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. Effective October 1, 2025, the majority of such risk was transferred from The Company to PLAZ as part of a broader affiliate YRT restructure noted above, whereby PLAZ (rather than the Company) retrocedes the majority of risk to third-party reinsurers. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013, and further reduced it to $10 million per life beginning in 2020.

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Ceded:
PLIC	$44,824	$45,814	$46,919	$1,708	$1,679	$1,667
Affiliated total	$44,824	$45,814	$46,919	$1,708	$1,679	$1,667
PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
PLNJ	$323	$305	$337	$684	$711	$307
Affiliated total	323	305	337	684	711	307
Unaffiliated	901	1,017	1,179	24	31	7
Unaffiliated total	901	1,017	1,179	24	31	7
Total	$1,224	$1,322	$1,516	$708	$742	$314

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, PLNJ discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PLNJ and the Company.

Effective February 1, 2023, PLNJ began selling indexed variable annuities products, which the Company reinsured through the existing reinsurance agreement under modified coinsurance. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts assumed by the Company.

The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Wilton Re and Everlake (former Allstate block of business) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Wilton Re and Everlake included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

FLIAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with FLIAC for its deferred variable annuity business written in New York on a whole contract basis where the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis. On April 1, 2022, FLIAC (formerly PALAC) was sold to Fortitude Re and is no longer considered an affiliate of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Retirement

The Company has assumed and ceded from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
PLAZ	$2	$2	$2	$—	$—	$—
Affiliated total	2	2	2	—	—	—
Unaffiliated	2,797	2,597	2,585	6,818	5,986	4,860
Unaffiliated total	2,797	2,597	2,585	6,818	5,986	4,860
Total	$2,799	$2,599	$2,587	$6,818	$5,986	$4,860

Ceded:
Unaffiliated	$9,773	$9,753	$9,977	$245	$—	$8,981
Unaffiliated total	9,773	9,753	9,977	245	—	8,981
Total	$9,773	$9,753	$9,977	$245	$—	$8,981

    PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2025, the Company has reserves of $691 million to cover the asset and longevity risk associated with the pension benefits.

Prismic Re

In September 2023, the Company entered into an agreement with Prismic Re to reinsure approximately $10 billion of reserves for certain structured settlement annuity contracts issued by the Company effective September 2023. These contracts represented approximately 70% of the Company’s in-force structured settlement annuities business. As a result of this transaction, the Company recorded a day 1 loss of $861 million, of which $808 million was recognized through net income and $53 million was recorded as a deferred reinsurance loss as of December 31, 2023.

Talcott Life Re, Ltd

In July 2025, PICA entered into a reinsurance agreement with Bermuda based Talcott Life Re, Ltd to reinsure the liabilities of new business sales for Structured Settlement Annuities with and without life contingencies through coinsurance with Funds Withheld. The quota share percentages can differ between types of reinsured contracts, such as life contingent vs. non-life contingent and long vs. short duration. Once a reinsured contract has been ceded under the agreement, the quota share for the reinsured contract will not change.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

    International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
Prudential Life Insurance Co., Ltd. (Japan)	$27,736	$26,298	$24,984	$2,857	$3,077	$3,430
Prudential Gibraltar Financial Life Insurance Co., Ltd	7,830	7,766	7,733	398	498	713
Gibraltar Life Insurance Co., Ltd	205	64	—	234	90	—
Affiliated total	$35,771	$34,128	$32,717	$3,489	$3,665	$4,143

Ceded:
Prudential Seguros Mexico, S.A. de C.V.	$—	$—	$—	$7	$31	$32
Affiliated total	—	—	—	7	31	32
Unaffiliated	800	400	—	1,766	2,382	4
Unaffiliated total	800	400	—	1,766	2,382	4
Total	$800	$400	$—	$1,773	$2,413	$36

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”), Prudential Gibraltar Financial Life Insurance Co. Ltd (“PGFL”), and The Gibraltar Life Insurance Co., Ltd (“GIB”). For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

In April 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $14.6 billion and $13.5 billion related to this trust arrangement were on deposit with trustees as of December 31, 2025 and December 31, 2024, respectively.

Unaffiliated

In October 2024, the Company entered into a retrocession agreement with The Canada Life Assurance Company for the U.S. dollar denominated whole life policies currently assumed from POJ. This retrocession agreement is a combination of modified coinsurance and coinsurance, where policies are retroceded based upon a quota share percentage. In September 2025, the Company executed its first increase to the quota share percentage.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

    Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
Unaffiliated	$7	$7	$7	$1	$—	$—
Unaffiliated total	$7	$7	$7	$1	$—	$—

Ceded:
Unaffiliated	$344	$286	$273	$2,846	$2,884	$2,952
Unaffiliated total	$344	$286	$273	$2,846	$2,884	$2,952

    Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

    Other Business

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2025	2024	2023	2025	2024	2023
	(in millions)
Assumed:
Unaffiliated	$—	$—	$1	$—	$—	$1
Unaffiliated total	—	—	1	—	—	1
Total	$—	$—	$1	$—	$—	$1

Ceded:
Unaffiliated	$2,786	$5,162	$5,551	$(1,459)	$689	$705
Unaffiliated total	2,786	5,162	5,551	(1,459)	689	705
Total	$2,786	$5,162	$5,551	$(1,459)	$689	$705

Effective April 2022, in connection with the Full Service Retirement business sale, the Company entered into separate agreements with external counterparties, Empower Annuity Insurance Company of America ("EAICA") and Empower Life & Annuity Insurance Company of New York ("ELAINY") to reinsure a portion of its Full Service Retirement business. The company ceded 100% of separate account liabilities under modified coinsurance and 100% of general account liabilities under coinsurance of its Full Service Retirement business. The Company's Full Service Retirement business separate accounts consist of market value and stable value separate accounts, and the Full Service general account products consist of individual annuities, stable value accumulation funds and a stable value wrap product known as a synthetic guaranteed investment contract. The reinsurance agreement offers the policyholders the opportunity to novate their contracts from the Company to Empower and any such novated contracts shall cease to be reinsured under this agreement. On October 31, 2025, the Company executed a novation of policies in the amount of $2,163 million, that were previously reinsured to ELAINY. Policies were novated to Empower Annuity Insurance Company ("EAIC") reducing the Company's direct and ceded reserves to ELAINY by $2,163 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 35 years and 36 years, as of December 31, 2025 and 2024, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate forwards, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components for hedge relationships the Company has are recognized in “Net investment income” and amortized over the term of the hedge relationship.
Interest Rate Contracts
Interest rate swaps, options, forwards, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and receives/posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.
Equity Contracts
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and SOFR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from fluctuations in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-USD denominated businesses, international operations, and investments. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company, from time to time, uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on certain index references with notional amounts of $4,272 million and $2,713 million, are reported at fair value as an asset of $68 million and an asset of $51 million as of December 31, 2025 and 2024, respectively. As of December 31, 2025, these credit derivatives’ notionals had the following NAIC ratings: $4,060 million in NAIC 3, and $212 million in NAIC 6. As of December 31, 2024, these credit derivatives’ notionals had the following NAIC ratings: $2,488 million in NAIC 3, and $225 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.
The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have matured, while the credit protection on the index reference has a maturity of less than 10 years. These credit derivatives are accounted for as RSATs.
In addition to writing credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of both December 31, 2025 and 2024, the Company had no outstanding contracts where it had purchased credit protection.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $203 million and $254 million as of December 31, 2025 and 2024, respectively.
The net fair value of securities pledged as collateral by the Company was $2,724 million and $1,381 million as of December 31, 2025 and 2024, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2025 and 2024:

	Derivatives Financial Instruments
	December 31, 2025			December 31, 2024
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$1,548	$52	$52	$2,448	$190	$190
Liabilities	$286	$23	$23	$1,190	$170	$170
Swaps:
Assets	37,007	2,535	2,549	47,274	3,754	3,568
Liabilities	40,359	3,049	3,260	30,102	2,595	3,028
Forwards:
Assets	1,998	33	32	3,722	105	162
Liabilities	6,297	40	218	2,811	123	196
Futures:
Assets	2,060	32	4	1,508	27	3
Liabilities	5,163	—	18	4,096	—	16
Totals:
Assets	$42,613	$2,652	$2,637	$54,952	$4,076	$3,923
Liabilities	$52,105	$3,112	$3,519	$38,199	$2,888	$3,410
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2025:

Fiscal Year	Premium Payments Due
2026	$—
2027	—
2028	—
2029	3
Thereafter	8
Total Future Settled Premiums	$11

	December 31, 2025	December 31, 2024
	(in millions)
Undiscounted Future Premium Commitments	$11	$—
Derivative Fair Value With Premium Commitments	3	—
Derivative Fair Value Excluding Impact of Future Settled Premiums	14	—

The table below summarizes the applicable excluded component data as of December 31, 2025:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(123)	$—	$—	$(329)	$(14)	$(288)

The table below summarizes the applicable excluded component data as of December 31, 2024:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(64)	$—	$—	$(329)	$(10)	$(302)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

9.    INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has recorded $0.3 million valuation allowance as of both December 31, 2025 and December 31, 2024. Valuation allowance has been recorded against deferred tax assets related to the branch foreign tax credits. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable, and the amount of deferred tax asset actually realized during the year.

9A.     The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$5,925	$36	$5,961	$6,255	$239	$6,494	$(330)	$(203)	$(533)
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	5,925	36	5,961	6,255	239	6,494	(330)	(203)	(533)
DTA Nonadmitted	1,050	—	1,050	1,118	118	1,236	(68)	(118)	(186)
Subtotal (Net Admitted Adjusted Gross DTA)	4,875	36	4,911	5,137	121	5,258	(262)	(85)	(347)
DTL	2,640	200	2,840	3,101	121	3,222	(461)	79	(382)
Net Admitted DTA	$2,235	$(164)	$2,071	$2,036	$—	$2,036	$199	$(164)	$35

	December 31, 2025	December 31, 2024
	(in millions)
Change in Net DTA	$(151)	$81
Less: Change in Net DTL on unrealized (gains)/losses	(7)	33
Less: Shared based payment adjustment	—	—
Less: Other deferred booked to surplus	—	—
Change in net deferred income tax	$(144)	$48

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The components of the admission calculation are as follows:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$20	$20	$—	$—	$—	$—	$20	$20
Admitted pursuant to 11.b. (Realization)	2,051	—	2,051	2,036	—	2,036	15	—	15
Realization per 11.b.i	3,556	—	3,556	3,973	—	3,973	(417)	—	(417)
Limitation per 11.b.ii			2,051			2,036			15
Admitted pursuant to 11.c	2,824	16	2,840	3,101	121	3,222	(277)	(105)	(382)
Total Admitted pursuant to SSAP No. 101	$4,875	$36	$4,911	$5,137	$121	$5,258	$(262)	$(85)	$(347)

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2025	December 31, 2024
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	756.56%	741.09%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$21,275	$19,709

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$5,926	$36	$6,255	$239	$(329)	$(203)
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	4,876	36	5,137	121	(261)	(85)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company's tax-planning strategies do not include the use of reinsurance.

9B.     Deferred tax liabilities not recognized:
There were no deferred tax liabilities that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

9C.     Current income taxes incurred consist of the following major components as of December 31:
Current Income Tax:

				Change	Change
	2025	2024	2023	2025-2024	2024-2023
	(in millions)
Federal	$182	$354	$(42)	$(172)	$396
Foreign	9	8	4	1	4
Subtotal	191	362	(38)	(171)	400
Federal income tax on net realized capital gains (losses)	(148)	(255)	(181)	107	(74)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$43	$107	$(219)	$(64)	$326

DTAs Resulting from Book/Tax Differences:

	2025	2024	Change
	(in millions)
Ordinary:
Insurance Reserves	$1,888	$2,007	$(119)
Policyholder Dividends	221	234	(13)
Deferred Acquisition Costs	464	461	3
Employee Benefits	619	573	46
Invested Assets	2,545	2,825	(280)
Nonadmitted Assets	121	103	18
Other Deferred Tax Assets	67	52	15
Subtotal	5,925	6,255	(330)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,050	1,118	(68)
Total admitted ordinary DTA	4,875	5,137	(262)
Capital:
Invested Assets – Bonds, Stocks, & Other	36	37	(1)
Unrealized Capital (Gains)/Losses	—	202	(202)
Subtotal	36	239	(203)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	118	(118)
Total admitted capital DTA	36	121	(85)
Total admitted DTA (Ordinary and Capital)	$4,911	$5,258	$(347)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

DTLs Resulting from Book/Tax Differences:

	2025	2024	Change
	(in millions)
Ordinary:
Insurance Reserves	$417	$523	$(106)
Invested Assets - Derivatives & Other	2,201	2,388	(187)
Unrealized Capital (Gains)/Losses	—	157	(157)
Other	22	33	(11)
Subtotal	2,640	3,101	(461)
Capital:
Invested Assets - Bonds, Stocks, & Other	200	121	79
Subtotal	200	121	79
Total DTLs	$2,840	$3,222	$(382)

Net DTAs/DTLs	$2,071	$2,036	$35

9D.     Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

				Change	Change
	2025	2024	2023	2025-2024	2024-2023
	(in millions)
Expected federal income tax expense	$347	$122	$158	$225	$(36)
Non taxable investment income	(65)	(66)	(89)	1	23
Tax credits	(44)	(35)	(44)	(9)	9
Items in equity	(30)	(60)	82	30	(142)
IMR	36	38	47	(2)	(9)
Deferred ceding allowance	(33)	60	(16)	(93)	76
Sale of subsidiary	(13)	—	(16)	(13)	16
Prior Period Adjustment - Reserve	—	—	16	—	(16)
Prior year true-up	(17)	(3)	(4)	(14)	1
Other	7	3	1	4	2
Total incurred income tax expense	$188	$59	$135	$129	$(76)

Non-Taxable Investment Income - This item is primarily related to common stock earnings of subsidiaries and the U.S. Dividends Received Deduction (“DRD”). The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $17 million of the total $65 million of 2025 non-taxable investment income, $12 million of the total $66 million of 2024 non-taxable investment income, and $22 million of the total $89 million of 2023 non-taxable investment income. The DRD for the current period was estimated using information from 2024, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. The remaining $48 million of tax benefit for 2025 is driven by $40 million related to common stock earnings of subsidiaries, $7 million of tax-exempt interest, and other adjustments. For 2024, $54 million of tax benefit is driven by $37 million related to common stock earnings of subsidiaries, $6 million of tax-exempt interest, and other adjustments. For 2023, $67 million of tax benefit is driven by $39 million related to common stock earnings of subsidiaries, $11 million of tax-exempt interest, and other adjustments.
Interest Maintenance Reserve (IMR) - This item is designed to defer realized capital gains & losses that result from the sale of fixed income investments resulting from changes in the overall level of interest rates. Per SSAP No. 7, the gains and losses are amortized into

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

investment income over the expected remaining life of the investments sold. The deferral of the gains for book purposes is not allowed for tax. Therefore, the deferred gain and the corresponding amortization are reversed for tax.

Deferred Ceding Allowance - SSAP 61 requires that any initial gains or increase in surplus resulting from reinsurance agreements be deferred. Recognition of the gain is reflected as earnings emerge from the business reinsured. The deferred gain is recognized for tax purposes on day 1 and subsequent recognition in pre-tax is reversed for tax.

Sale of Subsidiary - This line item relates to tax impact from sale of PICA's interest in PGIM SITE and sale of shares in Peak Re Holdings.

Low-Income Housing and Other Tax Credits - These amounts include U.S. tax credits for Low-income Housing as well as foreign tax credits.

Prior Period Adjustment – Reserve - This item relates to the prior period adjustment from an overstatement of Future policy benefits and claims recorded to surplus. See Note 2 for further details.

9E.     Additional Tax Disclosures
1.The amounts, origination dates and expiration dates of operating loss and tax credit carry forwards available for tax purposes:

At December 31, 2025, the Company had no net operating loss and no tax credit carry forwards.

2.The Company's income tax incurred were $70 million, $0 million, and $0 million for the years ended December 31 2025, 2024, and 2023 respectively, that is available for recoupment in the event of future net losses.
3.The aggregate amount of deposits admitted under IRC § 6603 is $0.

9F.     The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service or other taxing authorities. The completion of review or the expiration of the U.S. Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits were $0 million, $4 million and $8 million for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2025, 2024 and 2023, the Company recognized $0 million, $0 million and $0 million, respectively, in the statement of operations and in the statement of financial positions for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2025 are 2014 through 2025.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

9G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

For purposes of the CAMT, PICA is an applicable reporting entity with a tax allocation agreement exclusion. Thus, the Company will not be subject to any CAMT impact for statutory reporting purposes.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	PREI Acquisition I, Inc.
Braeloch Holdings, Inc.	PREI Acquisition II, Inc.
Braeloch Successor Corporation	PREI International, Inc.
Capital Agricultural Property Services, Inc.	Pruco Life Insurance Company (Arizona)
Colico II, Inc.	Pruco Life Insurance Company of NJ
Colico, Inc.	Prudential Annuities Distributors, Inc.
Gibraltar International Insurance Services Company Inc	Prudential Annuities Information Services & Technology Corporation
Graham Resources, Inc.	Prudential Arizona Reinsurance Captive Co.
Graham Royalty, Ltd.	Prudential Arizona Reinsurance Universal Co.
Lotus Reinsurance Company Ltd.	Prudential Financial, Inc. (Parent)
New Street Investments Corporation	Prudential International Insurance Holding, Ltd.
Orchard Street Acres Inc	Prudential Legacy Insurance Company of New Jersey
PGIM Foreign Investments, Inc.	Prudential Securities Secured Financing Corporation
PGIM International Financing Inc	Prudential Structured Settlement Company
PGIM Private Placement Investors, Inc.	Prudential Trust Company
PGIM Real Estate Finance Holding Company	Prudential Universal Reinsurance Entity Company
PGIM Real Estate Loan Services, Inc	SMP Holdings, Inc.
PGIM REF Intermediary Services Inc	SVIIT Holdings, Inc.
PGIM Strategic Investments, Inc.	The Prudential Assigned Settlement Services, Inc.
PGIM Warehouse, Inc.	The Prudential Home Mortgage Company, Inc.
PGIM, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
PGLH of Delaware, Inc.	Vantage Casualty Insurance Company
9H.     Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over 8 years. The Company made payments of $1 million, $1 million, and $0.8 million in 2025, 2024, and 2023, respectively, and has satisfied all the RTT liability in 2025.

9I.     The Company did not have AMT credit carryforward as of December 31, 2024 or December 31, 2025.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
10A.     The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2025 and 2024.
10B.    The Company reported a receivable from parents, subsidiaries and affiliates of $272 million and $281 million at December 31, 2025 and 2024, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $579 million and $376 million at December 31, 2025 and 2024, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.
10C.    The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

The Company pays commissions and certain other fees to its affiliate, Prudential Annuities Distributors, Inc. (“PAD”), in consideration for PAD's marketing and underwriting of the Company's products. Commission expenses were $12 million, $22 million and $3 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company has a revenue sharing agreement with PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Prudential Series Fund. Income received from PGIM Investments related to this agreement was $39 million, $37 million and $32 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company has a service agreement with PGIM, Inc. whereby PGIM performs investment advisory services. Investment advisory fees paid to PGIM, Inc. from the Company under affiliated agreements were $288 million, $253 million and $247 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company, through Prudential's proprietary nationwide advice organization ("Prudential Advisors"), earns distribution revenue through a transfer pricing agreement which is intended to reflect a market-based pricing arrangement with its subsidiaries. Distribution revenue earned by the Company was $502 million and $174 million for the years ended December 31, 2025 and 2024, respectively.

10D.    Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2025:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$660	S2	10/7/2025	$616	N	I
Colico, Inc.	100%	2,443	S2	10/7/2025	2,323	N	I
Orchard Street Acres, Inc.	100%	1,831	S2	10/7/2025	1,606	N	I
Prudential Realty Securities, Inc. (Common)	100%	553	S2	10/7/2025	554	N	I
PGIM Loan Originator	73%	303	S2	10/15/2025	227	N	I
Prudential Annuities Distributors, Inc.	100%	28	S2	10/7/2025	25	N	I
New Street Investments Cayman Limited	30%	77	In-Progress	N/A	48	N	I
Dryden Core Fund MM Ser MMMF Core Ultra	—%	71	S2	10/1/2025	42	N	I
AST First Trust Capital Appreciati	—%	—	S2	10/8/2025	—	N	I

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

AST AST Bond Portfolio 2034 ***	5%	1	S2	10/1/2025	1	N	I
AST AST J.P. Morgan Fixed Income C	—%	—	S2	10/8/2025	—	N	I
AST Quantative Modeling	—%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio	—%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio 2033 ***	10%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio 2032 ***	—%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio 2031	—%	—	S2	10/1/2025	—	N	I
AST Bond Port 2030	—%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio 2028	—%	—	S2	10/1/2025	—	N	I
AST Bond Portfolio 2027	—%	—	S2	10/1/2025	—	N	I
PGIM Strategic Com	—%	—	S2	10/2/2025	—	N	I
PGIM Strategic Com	—%	—	S2	10/2/2025	—	N	I
Prudential Invt Portfolios 5 Com	—%	—	S2	10/2/2025	—	N	I
Prudential Total Rtrn Bond A	—%	—	S2	10/2/2025	—	N	I
Prudential Mid Cap Value Fnd A Rel Value	—%	—	S2	10/2/2025	—	N	I
Prudential Jennison Small Fd A Com	—%	—	S2	10/2/2025	—	N	I
PGIM Strategic Com	—%	—	S2	10/2/2025	—	N	I
Prudential Total Rtrn Bond A Common Stk	—%	—	S2	10/2/2025	—	N	I
AST Bond Portfolio 2035 ***	7%	1	S2	10/2/2025	—	N	I
Prudential High Yield Fund A COM	—%	—	S2	10/2/2025	—	N	I
Jennison Value Fund - A	—%	—	S2	10/2/2025	—	N	I
Jennison US Emerging Growth Com	—%	—	S2	10/2/2025	—	N	I
Strategic Part PGIM Jennison Glob Eq Inc	—%	—	S2	10/2/2025	—	N	I
Jennison Health Science A Com	—%	—	S2	10/2/2025	—	N	I
Prudential Invt Portfolio PGIM Private R ***	45%	126	In-Progress	N/A	126	N	I
AST Bond Portfolio 2036	—%	—	In-Progress	N/A	—	N	I
Prudential Realty Securities, Inc. (Preferred)	50%	—	S2	10/7/2025	—	N	I
Total SSAP No. 97 8b(iii) Entities		$6,094			$5,568
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial
*** Revised to update amounts reported in the 2025 annual statement.

The Company did not have an investment in an insurance SCA for which the statutory capital and surplus differed from the NAIC SAP as a result of using a permitted practice as of December 31, 2025. See Note 1 for a description of all permitted and prescribed practices.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

11.    NOTES PAYABLE AND OTHER BORROWINGS
11A.     Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2025
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - ST	Various	Cash	$—	$—	4.69% - 4.75%	4.69% - 4.75%	None	$1

1. There was no Accrued Interest as of December 31, 2025.

December 31, 2024
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - ST	Various	Cash	$—	$—	5.69% - 5.79%	5.69% - 5.79%	None	$6
1. There was no Accrued Interest as of December 31, 2024.
There were no scheduled principal repayments on debt as of December 31, 2025.

There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank and Other Funding Agreements
    The Company maintains a Funding Agreement Notes Issuance Program under which Delaware statutory trusts and a limited liability company issue medium-term notes and/or short-term commercial paper to investors that are secured by funding agreements issued to the trusts and limited liability company by the Company. Under this program, the maximum authorized amount is $15 billion of medium-term notes and $6 billion of commercial paper. The outstanding notes and commercial paper have fixed interest rates that range from 0.0% to 5.6% and original maturities ranging from two months to ten years. Under SAP, the statutory trusts and limited liability company are not consolidated by the Company. Funding agreements which are issued to these entities and secure the notes and commercial paper are included in “Deposit-type contracts.”

The outstanding aggregate principal amount of such notes and commercial paper totaled $8.7 billion and $5.6 billion as of December 31, 2025 and 2024, respectively. Included in the amounts are the medium-term note liability, which is carried at amortized cost, of $6.2 billion and $3.5 billion and short-term note liability of $2.5 billion and $2.1 billion as of December 31, 2025 and 2024, respectively.

The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $141 million and $142 million as of December 31, 2025 and 2024, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company's statutory net admitted assets as of December 31, 2024, the 5% limitation equates to a maximum amount of pledged assets of $7.5 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $6.0 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY's discretion and to the availability of qualifying assets at the Company. As of December 31, 2025, $2.6 billion of funding agreements remain outstanding under this facility with an original maturity of seven years and rates from 1.925% to 4.510%.

The Company had pledged assets with a fair value of $3.7 billion and $3.6 billion supporting aggregate outstanding collateralized advances and collateralized funding agreements for December 31, 2025 and 2024, respectively. Outstanding funding agreements, totaling $2.6 billion are included in “Deposit-type contracts” as of both December 31, 2025 and 2024. The fair value of qualifying assets that were available to the Company but not pledged amounted to $0.3 billion and $0.2 billion as of December 31, 2025 and 2024, respectively.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2025	December 31, 2024
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	23	24
Activity Stock	118	118
Excess Stock	—	—
Aggregate Total	$141	$142
Actual or estimated Borrowing Capacity as Determined by the Insurer	$5,994	$5,928

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2025
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	23	—	23	—	—	—

December 31, 2024
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	24	—	24	—	—	—

Collateral Pledged to FHLBNY
Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	(in millions)
Total Collateral Pledged as of 12/31/2025	$3,695	$2,776	$2,619
Total Collateral Pledged as of 12/31/2024	$3,583	$2,878	$2,619

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2025	$3,695	$2,776	$2,619
Total Collateral Pledged as of 12/31/2024	$3,583	$2,878	$2,619

Borrowing from FHLBNY
Amount as of the dates indicated:

	December 31, 2025		December 31, 2024
	Total	Funding Agreements Reserves Established	Total	Funding Agreements Reserves Established
	(in millions)
Debt	$—		$—
Funding Agreements	2,619	2,628	2,619	2,628
Other	—		—
Aggregate Total	$2,619	$2,628	$2,619	$2,628

Maximum Amount during period ended December 31, 2025:

Total
(in millions)
Debt	$—
Funding Agreements	2,619
Other	—
Aggregate Total	$2,619

FHLBNY - Prepayment Obligations as of December 31, 2025:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

12.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS
12A.    The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. For some employees, benefits are based on final average earnings and length of service (the “traditional formula”), while benefits for other employees are based on an account balance that takes into consideration age, length of service and earnings during their career (the “cash balance formula”). At December 31, 2025, approximately 90% of the Company’s Pension Benefits relate to its domestic qualified pension plan, which initially determined benefits based on the traditional formula. Effective January 1, 2001, active domestic employees covered under this plan were given the option to convert from the traditional formula to the cash balance formula, and all new domestic employees began accruing benefits under the cash balance formula. As of December 31, 2025, approximately 64% and 36% of the benefit obligation under this plan relates to participants under the traditional formula (including all retirees who are receiving an annuity payment) and cash balance formula, respectively. At December 31, 2025, the vast majority of active employees under this plan are accruing benefits under the cash balance formula.
The Company provides certain health care and life insurance benefits for its retired employees, their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees are eligible to receive Other Postretirement Benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company modified the Retiree Medical Savings Account (“RMSA”) program, one of the components of Other Postretirement Benefits, in 2022. The RMSA program is no longer offered to employees hired or rehired on or after January 1, 2022, while active employees no longer receive service credits after September 1, 2022 and retirees no longer receive interest credits after December 31, 2022. In addition, effective January 1, 2023, the Company expanded the permitted uses of the RMSA by retirees and added a 25-year time limit for retirees to utilize the RMSA.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)     Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2025	2024	2025	2024
	(in millions)
Benefit obligation at the beginning of year	$(8,615)	$(9,000)	$(911)	$(943)
Service cost	(129)	(141)	(16)	(22)
Interest cost	(483)	(465)	(52)	(49)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	(277)	299	(108)	14
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	747	692	83	90
Plan amendments	(6)	—	(1)	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	(1)
Benefit obligation at end of year	$(8,763)	$(8,615)	$(1,005)	$(911)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Postretirement Benefits:

	Overfunded		Underfunded
	2025	2024	2025	2024
	(in millions)
Benefit obligation at the beginning of year	$(960)	$(966)	$(6)	$(7)
Service cost	(3)	(4)	—	—
Interest cost	(52)	(47)	—	—
Contributions by plan participants	(18)	(20)	—	—
Actuarial gain (loss)	(31)	(34)	—	—
Foreign currency exchange rate changes	—	—	(1)	—
Benefits paid	107	111	1	1
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$(957)	$(960)	$(6)	$(6)
Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2025	2024	2025	2024
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(42)	$(42)
Service cost	—	—	(44)	(45)
Interest cost	—	—	(2)	(2)
Contributions by plan participants	—	—	(14)	(10)
Actuarial gain (loss)	—	—	(8)	4
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	70	53
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(40)	$(42)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(2)    Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2025	2024	2025	2024	2025	2024
	(in millions)
Fair value of plan assets at the beginning of year	$11,983	$12,301	$1,135	$1,138	$17	$18
Actual return on plan assets	935	374	129	84	1	1
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	83	90	6	4	54	40
Plan participants’ contributions	—	—	18	20	14	11
Benefits paid	(830)	(782)	(108)	(111)	(70)	(53)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$12,171	$11,983	$1,180	$1,135	$16	$17

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2025	2024	2025	2024
	(in millions)
Components
Prepaid benefit costs	$6,185	$6,099	$255	$185
Overfunded plan assets	(2,776)	(2,730)	(32)	(10)
Accrued benefit cost	(1,228)	(1,244)	(5)	(6)
Liability for benefits	223	333	(1)	—

Assets and liabilities recognized
Assets (nonadmitted)	3,408	3,368	223	174
Liabilities recognized	(1,005)	(911)	(6)	(6)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(4)    Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:
Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2025	2024	2023	2025	2024	2023	2025	2024	2023
	(in millions)

Service cost	$146	$163	$155	$3	$4	$7	$44	$45	$43
Interest cost	536	514	519	52	48	69	2	2	2
Expected return on plan assets	(921)	(891)	(890)	(70)	(73)	(84)	(1)	(1)	(1)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	215	223	159	14	11	13	8	(4)	(10)
Prior service cost or credit	5	5	5	(65)	(65)	(6)	—	—	—
Gain or loss recognized due to a settlement or curtailment	—	1	25	—	—	5	—	—	—
Total net periodic benefit cost	$(19)	$15	$(27)	$(66)	$(75)	$4	$53	$42	$34

(5)    Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2025	2024	2025	2024
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$2,905	$2,928	$(11)	$(87)
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	6	—	—	—
Net prior service cost or credit recognized	(5)	(5)	65	65
Net gain and loss arising during period	370	205	(28)	22
Net gain and loss recognized	(215)	(223)	(14)	(11)
Items not yet recognized as a component of net periodic benefit cost - current year	$3,061	$2,905	$12	$(11)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(6)    Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2025	2024	2025	2024
	(in millions)
Net prior service cost or credit	$50	$49	$(203)	$(268)
Net recognized gains and losses	3,011	2,856	215	257
(7)    On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2025	2024	2023
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2025, 2024 and 2023:
Discount rate	5.85%	5.30%	5.45%
Expected long-term rate of return on plan assets	8.00%	7.50%	7.50%
Rate of compensation increase	6.25%	6.25%	4.50%
Interest crediting rate	4.35%	4.95%	4.25%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2025, 2024 and 2023:
Discount rate	5.55%	5.85%	5.30%
Rate of compensation increase	6.25%	6.25%	6.25%
Interest crediting rate	4.85%	4.35%	4.95%

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2025, 2024 and 2023 are discount rates of 5.70%, 5.20% and 5.55%, respectively, and expected long-term rate of return on plan assets of 6.50%, 6.75% and 7.75%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2025, 2024 and 2023 are discount rates of 5.25%, 5.70% and 5.20%, respectively.

(8)    The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2025 and 2024, was $8,949 million and $8,834 million, respectively.
(9)    For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2025	2024	2023
Health care cost trend rates	7.90%	7.35%	6.50%
Ultimate health care cost trend rate after gradual decrease until 2035	4.75%	4.75%	4.75%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(10)    The expected future benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Years	Amount

(in millions)
2026	$1,043
2027	900
2028	916
2029	941
2030	969
2031-2035	4,614

(11)    The Company anticipates that it will make cash contributions in 2026 of $75 million, $5 million and $40 million to the pension, postretirement and the postemployment plans, respectively.
(12)    There were no purchases of annuity contracts in 2025 or 2024.
(13)     Not applicable. The Company does not use an alternative method to amortize prior service amounts or net gains and losses.

(14)     Not applicable.

(15) For 2025 and 2024, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. For 2023, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination while others were provided enhanced benefits due to the Company's organizational restructuring. The cost associated with these benefits for 2025, 2024 and 2023 was $0 million, $1 million and $30 million, respectively.

(16)    There were pension plan amendments of ($6) million and $0 million in 2025 and 2024, respectively.
    There were no postretirement plan amendments in 2025 and 2024, respectively.
(17)    Refer to Funded Status disclosure in Note 12A(3).
12B.    The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2025 are as follows:

	Pension Investment		Postretirement Investment
	Policy Guidelines		Policy Guidelines
	2025		2025
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	0%	3%	12%	32%
International Stocks	0%	8%	3%	22%
Bonds	50%	70%	6%	72%
Short-Term Investments	0%	11%	0%	26%
Real Estate	3%	17%	0%	0%
Other	8%	41%	0%	0%

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit.

The pension and postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The fiduciaries of the pension and postretirement plans select investment managers to invest the assets of the plans consistent with each manager's investment mandate. These managers may use derivatives such as futures contracts to reduce transaction costs and change asset concentration and may use interest rate swaps and futures to adjust duration.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Assets held with a bank are either in common/collective trusts or single client trusts. Pooled separate accounts and common/collective trusts hold assets for multiple investors. Each investor owns a “unit of account.” The asset allocation targets above include the underlying asset mix in the Pooled Separate Accounts and Common/Collective Trusts. Single client separate accounts or trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2025 and 2024 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The unit of account value is used as a practical expedient to estimate fair value.

Equities - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset values (“NAV”), which is the closing price published by the registered investment company on the reporting date.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments. The variable life insurance policies are valued at contract value which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

12C.
(1)    Fair Value Measurements of Pension Plan Assets as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	919	—	919
U.S. government securities (state & other)	—	259	—	259
Non U.S. government securities	—	22	—	22
Corporate Debt:
Corporate bonds	—	2,021	10	2,031
Asset-backed	—	486	—	486
Collateralized mortgage obligations	—	304	—	304
Interest rate swaps (1)	—	24	—	24
Registered investment companies	21	—	—	21
Common stock	8	—	—	8
Other (2)	23	—	13	36
Subtotal-Bonds	52	4,035	23	4,110
Net assets in the fair value hierarchy	$52	$4,035	$23	$4,110

Investments Measured at Net Asset Value, as a practical expedient (3)
Partnerships				3,258
Pooled separate accounts				2,259
Hedge funds				1,648
Common/collective trusts				896
Net assets at fair value				$12,171

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Fair Value Measurements of Pension Plan Assets as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	918	—	918
U.S. government securities (state & other)	—	273	—	273
Non U.S. government securities	—	14	—	14
Corporate Debt:
Corporate bonds	—	1,904	6	1,910
Asset-backed	—	560	—	560
Collateralized mortgage obligations	—	453	—	453
Collateralized loan obligation	—	23	—	23
Interest rate swaps (1)	—	(11)	—	(11)
Registered investment companies	44	—	—	44
Common Stock	20	—	—	20
Other (2)	22	1	30	53
Subtotal-Bonds	86	4,135	36	4,257
Net assets in the fair value hierarchy	$86	$4,135	$36	$4,257

Investments Measured at Net Asset Value, as a practical expedient (3)
Partnerships				3,206
Pooled separate accounts				2,078
Hedge funds				1,685
Common/collective trusts				756
Net assets at fair value				$11,982

1.Interest rate swaps notional amount is $1,221 million and $1,227 million as of December 31, 2025 and 2024, respectively.
2.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
3.The pension plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value U.S. equities totaled $54 million and $37 million at December 31, 2025 and 2024, respectively. International equities totaled $141 million and $156 million at December 31, 2025 and 2024, respectively. Fixed maturities totaled $2,306 million and $2,077 million at December 31, 2025 and 2024, respectively. Short-term investments totaled $143 million and $55 million at December 31, 2025 and 2024, respectively. Real estate totaled $511 million and $510 million at December 31, 2025 and 2024, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(2)    Fair Value Measurements of Postretirement Plan Assets as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	$74	$—	$—	$74
Net assets in the fair value hierarchy	$74	$—	$—	$74

Investments Measured at Net Asset Value, as a practical expedient (1)
Common/collective trusts				149
Net assets at fair value				223
Variable life insurance policies at contract value				957
Total net assets				$1,180

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	$44	$—	$—	$44
Net assets in the fair value hierarchy	$44	$—	$—	$44

Investments Measured at Net Asset Value, as a practical expedient (1)
Common/collective trusts				148
Net assets at fair value				192
Variable life insurance policies at contract value				943
Total net assets				$1,135

1.The postretirement plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value and Variable Life Insurance Policies valued at contract value. U.S. equities totaled $215 million and $192 million at December 31, 2025 and 2024, respectively. International equities totaled $119 million and $99 million at December 31, 2025 and 2024, respectively. Fixed maturities totaled $623 million and $652 million at December 31, 2025 and 2024, respectively.

12D.    The domestic discount rate used to value the pension and postretirement obligations at December 31, 2025 and 2024 is based upon the value of a portfolio of Aa-rated investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 980 Aa-rated bonds across the full range of maturities. Since bond ratings and yields can vary widely at each maturity point, the Company uses an average bond rating and excludes bonds with unusually high or low yields, so as to avoid relying on bonds that might be mispriced or misrated. The Aa-rated portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa-rated portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2025 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2024. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, expenses, the effect of active management and the effect of rebalancing.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.
The Company applied the same approach to the determination of the expected rate of return on plan assets in 2026. The expected rate of return for 2026 is 7.75% and 6.25% for pension and postretirement, respectively.

12E.    The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2025, 2024 and 2023. The matching contributions by the Company included in “Other expenses (benefits)” are $84 million, $87 million and $79 million for 2025, 2024 and 2023, respectively.

12F.    Not applicable. The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.    Not applicable. The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/holding company.

12H.     Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.    The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments:

Years	Other Postretirement Benefits
(in millions)
2026	$91
2027	94
2028	97
2029	103
2030	105
2031-2035	450
Total	$940

12J.    Share Based Payments
Employees participate in share-based payment awards sponsored by Prudential Financial Inc. for which the Company has no legal obligation. Prudential Financial Inc. issued stock-based compensation awards to employees of the Company, including restricted stock units and performance shares under a plan authorized by Prudential Financial Inc.’s Board of Directors.

Prudential Financial Inc. recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock-based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2025, 2024 and 2023, include allocated costs of $91 million, $113 million and $104 million, respectively, associated with employee restricted stock units and performance shares issued by Prudential Financial to certain employees of the Company.

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS
(A)    The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2025. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.
(B)    New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

December 31. As of December 31, 2025, the Company’s statutory surplus was $15,909 million. For the year ended, December 31, 2025, the Company’s net gain from operations was $1,848 million.
In February 2026, the Company received approval from the Department to record a $300 million payable as of December 31, 2025, for a capital contribution to its insurance subsidiary, PLAZ. The capital contribution was received by PLAZ prior to March 1, 2026.

In December 2025, the Company paid a dividend of $600 million to its parent, PFI, of which $295 million was an extraordinary dividend and $305 million was an ordinary dividend. The dividend was recorded as a dividend to stockholders. The extraordinary dividend was approved by the State of New Jersey.

In the fourth quarter of 2025, the Company made a capital contribution of $400 million to its insurance subsidiary, Pruco Life.

In 2025, the Company received dividends of $32 million from its insurance subsidiary, PLIC.

In 2025, the Company received a $63 million capital contribution from its parent PFI, in the form of state tax credits. The Company, in turn, contributed $25 million of state tax credits to its insurance subsidiary, PLAZ.

In September 2025, the Company paid an ordinary dividend of $374 million to its parent, PFI. The dividend was recorded as dividend to stockholders.

In June 2025, the Company made a capital contribution of $208 million to its insurance subsidiary, PLAZ, in the form of invested assets.

In March 2025, the Company received a capital contribution of $6 million from its parent PFI.

In February 2025, the Company received approval from the Department to record a $220 million payable as of December 31, 2024, for a capital contribution to its insurance subsidiary, PLAZ. The capital contribution was received by PLAZ prior to March 1, 2025.

In 2024, the Company received dividends of $16 million from its insurance subsidiary, PLIC.
In December 2024, the Company received a capital contribution of $2,000 million from its parent, PFI, which in turn was passed through to the captives.

In December 2024, the Company made a capital contribution of $416 million to its insurance subsidiary, PLAZ, in the form of invested assets.

In December 2024, the Company received a capital contribution of $21 million from its parent, PFI.

In December 2024, the Company paid a dividend of $900 million to its parent, PFI, of which $822 million was an extraordinary dividend and $78 million was an ordinary dividend. The dividend was recorded as dividend to stockholders. The extraordinary dividend was approved by the State of New Jersey.
In September 2024, the Company received a capital contribution of $107 million from its parent, PFI.
In June 2024, the Company received a $550 million return of capital from its insurance subsidiary, PLAZ.
In June 2024, the Company paid an extraordinary dividend of $400 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In March 2024, the Company received a capital contribution of $796 million from its parent, PFI, which in turn was passed through to a captive.
In March 2024, the Company paid an extraordinary dividend of $250 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In 2023, the Company received dividends of $62 million from its insurance subsidiary, PLIC.
In December 2023, the Company received a $450 million return of capital from its insurance subsidiary, PLAZ.
In December 2023, the Company received a $18 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $7 million of state tax credits to its insurance subsidiary, PLAZ.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

In December 2023, the Company received a capital contribution of $200 million from its parent, PFI.
In December 2023, the Company paid an extraordinary dividend of $1,350 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In September 2023, the Company paid an ordinary dividend of $950 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In September 2023, the Company received a $650 million return of capital from its insurance subsidiary, PLAZ.
In June 2023, the Company paid an ordinary dividend of $800 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In June 2023, the Company received a $300 million return of capital from its insurance subsidiary, PLAZ.
In June 2023, the Company received a capital contribution of $370 million from its parent, PFI.
In March 2023, the Company received a capital contribution of $165 million from its parent, PFI.
In February 2023, the Company received approval from the Department to record a $405 million payable as of December 31, 2022, for a capital contribution to its insurance subsidiary, PLAZ. The capital contribution was received by PLAZ prior to March 1, 2023.
(C)    The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.
(D)    Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.

(E)    In conjunction with the adoption of temporary relief on net negative (disallowed) IMR under INT No. 23-01, the Company has admitted $1.2 billion and $1.4 billion in negative IMR as of December 31, 2025 and 2024, respectively on the general account which was recorded as "Special surplus fund" on the Statement of Admitted Assets, Liabilities and Capital and Surplus.
In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $181 million and $185 million as of December 31, 2025 and 2024, respectively.
(F)    The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $13 million and ($270) million as of December 31, 2025 and 2024, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $5,925 million and $5,631 million as of December 31, 2025 and 2024, respectively.
(G)    The following table provides information relating to the outstanding surplus notes as of December 31, 2025:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
($ in millions)
1	7/1/1995	8.30%	$350	N	$350	$—	$—
2	12/3/2025	5.74%	$170	Y	$—	$200	$1
3	12/3/2025	5.74%	$87	Y	$—	$87	$—
Totals			$607		$350	$287	$1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Item Number	Current Year Interest Expense Recognized	Life to Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life to Date Principal Paid	Date of Maturity
($ in millions)
1	$29	$874	—%	$350	$350	7/1/2025
2	$1	$1	100%	$—	$—	12/3/2043
3	$—	$—	100%	$—	$—	12/3/2043
Totals	$30	$875		$350	$350

Item Number	Are Surplus payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1	N	N	N	N	Cash
2	Y	Y	Y	Y	Credit Linked Note
3	Y	Y	Y	Y	Credit Linked Note

Item Number	Principal Amount of assets received upon issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer (Y/N)
($ in millions)
1	$338	$—	N
2	$170	$200	N
3	$87	$87	N
Totals	$595	$287

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated, an affiliate, pursuant to SSAP 25, and are administered by the Company as a registrar/paying agent. Under the agreement with external counterparties, the Company received cash proceeds from qualified institutional investors in exchange for the surplus note.

The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment. Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest. The surplus notes in the aggregate principal amount of $350 million matured on July 1, 2025.
Effective December 1, 2025, the Company entered into an agreement with an external counterparty that allows for the issuance by PICA of up to $500 million in principal amount of surplus notes in return for a corresponding amount of credit-linked notes issued by a special-purpose affiliate. As of December 31, 2025, $287 million in principal amount of surplus notes were outstanding.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.

Under this transaction, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2025, 100% of interest payments have been offset.

The credit-linked notes received in return for the surplus notes are reported on Schedule D with an NAIC designation of 1. The Company can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of certain liquidity stress events affecting the Company. The book adjusted carrying value of the credit-linked notes was $287 million as of December 31, 2025. Given that the credit-linked notes may be redeemed up to their entire outstanding principal amount upon a liquidity stress event, the carrying value is deemed to approximate the fair value.

Effective January 1, 2015, the Company entered into a reinsurance agreement with Prudential Legacy Insurance Company (“PLIC”, “Reinsurer”), in which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a newly established statutory guaranteed separate account. The following information describes the financing arrangement between the Reinsurer and the external counterparties.

The Reinsurer issued a surplus note in the aggregate principal amount of $100 million on November 20, 2019 pursuant to, and is made subject to the terms of, the Amended and Restated Surplus Note Purchase Agreement, dated August 1, 2019, by and between the Reinsurer, the issuer, and Essex LLC, an affiliate. In March 2020, the Reinsurer executed an increase of outstanding notes by $800 million resulting in cumulative outstanding notes of $900 million. Under the agreement with external counterparties, the Reinsurer received credit-linked notes issued by Essex LLC in exchange for the surplus note. On December 30, 2020, the Reinsurer executed a principal redemption in the amount of $500 million and subsequently executed another principal redemption in the amount of $300 million on March 30, 2021. Under the agreement with external counterparties the Company, the issuer, redeemed credit-linked notes issued by Essex LLC, an affiliate. In December 2022, the Reinsurer executed an increase of outstanding notes by $200 million. Under the agreement with external counterparties, the Reinsurer received a $200 million increase in credit-linked notes issued by Essex LLC in exchange for the increase in surplus notes. In March 2025, the Reinsurer executed an increase of outstanding notes by $200 million. Under the agreement with external counterparties, the Reinsurer received a $200 million increase in credit-linked notes issued by Essex LLC in exchange for the increase in surplus note. As of December 31, 2025, $500 million of these notes remain outstanding. The Reinsurer can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event. Upon such event, the surplus note issuer would monetize the amount of credit-linked notes equal to the amount needed to cure the triggering event which would be provided by external counterparties. At this point, the outstanding principal on the asset would be less than the outstanding principal on the surplus note outstanding. Under the agreements, the external counterparties have agreed to fund any such payments under the credit-linked notes in return for the receipt of fees.

Under these transactions, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2025, 100% of interest payments are offset solely due to administrative offsetting. Administrative offsetting occurs throughout the duration of the surplus note agreement which eliminates or reduces the exchange of cash or assets that would normally occur. As of December 31, 2025, $76 million of interest payments have been remitted.

Assets purchased from the proceeds of the surplus notes were credit-linked notes with an NAIC designation of 1. The book adjusted carrying value of these assets are $500 million as of December 31, 2025. The fair value of the credit-linked notes received is the greater of a liquidity event price, optional prepayment price, or sale price. Given that there is a disposition option under which the credit-linked notes provide liquidity for their full par price, the carrying value is deemed to approximate the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

14.    CONTINGENCIES
14A.     Contingent Commitments

In accordance with SSAP No. 5, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.
1)    On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1. As of December 31, 2025 and 2024, the tangible net worth of Pru Funding was $47 million and $44 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)    On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. There is currently no contingent liability recorded as of December 31, 2025, however, the Company continues to assess for any potential exposure. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)    On December 13, 2005, the Company entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agreed to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2025 and 2024, the net capital of Pruco Securities was $45 million and $109 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)    Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)    Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)    The Company's Employee Retirement Income Security Act ("ERISA"), Separate Accounts are managed by the following affiliates: PGIM Holding Company, LLC and each of its subsidiaries (collectively, the "Advisor Affiliates"). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA's fiduciary standards.

7) E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, PLAZ. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

losses. The property was sold and the loan was paid in full in October 2024. The Hold Harmless and Indemnity Agreement was satisfied as the loan was paid in full. However, the Environmental and ERISA Indemnity Agreement and Recourse Liabilities Guaranty remains in effect until October 2026. The Company’s maximum potential exposure under this guarantee is $225 million.

8)    The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of December 20, 2026. The maximum exposure is $1 billion as of December 31, 2025.

9)    PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $2.4 billion as of December 31, 2025, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

10)    The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$—	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection against certain losses from theft or other criminal misconduct of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	$225	No payments required since inception.
8	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
9	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,399	No payments required since inception.
10	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

(a) Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.
(b) No limitation on the maximum potential future payments under guarantee.
(c) No current remaining obligations are held by the supported entity related to assignment agreements.
(d) The separate account is not a separate legal entity from the Company.

	2025	2024
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$3,624	$2,951
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	3,624	2,951
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$3,624	$2,951

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

14B.     Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. In 2024, the Company established a guaranty fund assessment liability related to the Colorado Bankers Life Insurance Company and Bankers Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2025 and 2024, the total amount of the liability related to guaranty fund assessments was $4 million and $23 million, respectively. As of December 31, 2025 and 2024, the Company also held a related asset of $40 million and $53 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration. Penn Treaty is an entity that wrote long-term care contracts. The liability and related asset for premium tax credits held related to the Penn Treaty insolvency does not have a material financial effect for the Company. Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2024	$53
Decreases in December 31, 2025:
Adjustments in premium tax offsets	1
Reevaluation of tax asset accrual	14
Increases in December 31, 2025:
Additional premium tax offsets applied	2
Assets recognized from paid and accrued premium tax offsets as of December 31, 2025	$40

14C.     Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $6 million, $17 million and $5 million for the year ended December 31, 2025, 2024 and 2023, respectively, to settle less than 50 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

14D.         Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers.

The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Individual Annuities, Individual Life and Group Insurance
California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al.
In January 2024, a putative class action complaint entitled California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al., was filed in California Superior Court, Alameda County, alleging that the Company has failed to comply with California laws requiring that life insurance policies issued or delivered in California: (i) provide for a contractual 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide policyholders and designees with notice of payment default within 30 days and a 30-day advance written notice of pending lapse; and (iii) notify policyholders annually of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California’s Unfair Competition law (“UCL”) and seeks unspecified damages along with declaratory and injunctive relief. In February 2024, defendants removed the action from California state court to the United States District Court for the Northern District of California. Plaintiff filed a motion to remand the action to the California Superior Court, Alameda County, and in December 2024, the motion was granted. In April 2025, Plaintiff filed a First Amended Complaint removing allegations related to the Unclaimed Life Insurance and Annuities Act, and the Defendant filed a demurrer seeking to dismiss the Amended Complaint. In October 2025, the Court issued an Order: (i) sustaining Defendant’s demurrer as to Plaintiff’s declaratory relief claim, and (ii) denying the demurrer as to the UCL claim.

Escheatment Litigation

Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department. In December 2020, the New York Supreme Court, First Department, reversed and vacated the judgment of the trial court and granted leave to plaintiff to file a third amended complaint. In March 2021, the plaintiff filed a third amended complaint asserting claims against all defendants for violation of the New York False Claims Act, and seeking injunctive relief, compensatory and treble damages, attorneys’ fees and costs. In January 2023, the plaintiff filed a Fourth Amended Complaint. In March 2023, defendants filed a motion to dismiss the Fourth Amended Complaint. In October 2024, defendants’ motion to dismiss the Fourth Amended Complaint was denied. In December 2024, defendants filed an Answer to the Fourth Amended Complaint.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint. In September 2020, plaintiff filed an amended complaint and added as individual defendants certain PFI officers and current and former members of the Company’s Administrative Committee and Investment Oversight Committee. In December 2020, defendants filed a motion to dismiss the amended complaint. In September 2021, the court granted defendants’ motion to dismiss the amended complaint without prejudice. In October 2021, plaintiff filed a second amended complaint asserting claims against defendants under the Employee Retirement Income Security Act of 1974 for breach of fiduciary duty, prohibited transactions and failure to monitor fiduciaries. The second amended complaint seeks declaratory, injunctive and equitable relief, unspecified damages, attorneys’ fees and costs. In December 2021, defendants filed a motion to dismiss the second amended complaint. In August 2022, the court: (i) dismissed, with prejudice, the breach of the fiduciary duty of loyalty and prohibited transaction claims based on the inclusion of Prudential-affiliated funds in the Plan's investment options; (ii) dismissed, without prejudice, the breach of fiduciary duty claims based on certain alleged underperforming Plan funds; and (iii) denied the motion to dismiss plaintiffs' claims for breach of the fiduciary duties of prudence and to monitor other fiduciaries, based on alleged delays in removing other alleged underperforming funds. In September 2022, plaintiff filed a third amended complaint asserting claims for breach of duty of prudence and to monitor fiduciaries, and in October 2022, defendants filed their answer to the third amended complaint. In May 2023, plaintiff filed a motion for class certification. In August 2023, the court issued an Order granting plaintiff's class certification motion. In January 2024, by an October 2023 court Order, defendants submitted to plaintiffs their summary judgment brief. In December 2024, the court issued an order granting Prudential’s motion for summary judgment. In January 2025, plaintiff filed a Notice of Appeal to the Third Circuit. In January 2026, the Third Circuit Court of Appeals affirmed the District Court's order granting defendant’s summary judgment motion.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

15.    LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2025, the minimum aggregate rental commitments are as follows:

(in millions)
2026	$36
2027	30
2028	23
2029	18
2030	17
Thereafter	44
Total	$168

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2025, 2024 and 2023 was $42 million, $43 million and $49 million, respectively.
16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2025		2024
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$1	$1	$5	$5
Ordinary - Renewal Business	2,352	2,353	2,474	2,475
Group Life	297	297	296	296
Group Annuity	2,314	2,314	1,579	1,579
Total	$4,964	$4,965	$4,354	$4,355

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
    Reporting Net Negative (Disallowed) IMR

	December 31, 2025
	Net Negative (disallowed) IMR	Negative (disallowed) IMR admitted
	(in millions)
General Account	$1,900	$1,230
Insulated Separate Account	1,346	—
Total	$3,246	$1,230

Calculated adjusted capital and surplus	December 31, 2025
(in millions)
Prior Period General Account Capital & Surplus	$15,845
Less: From Prior Period SAP Financials Net Positive Goodwill (admitted)	—
Less: EDP Equipment & Operating System Software (admitted)	164
Less: Net DTAs (admitted)	2,086
Less: Net Negative (disallowed) IMR (admitted)	1,292
Adjusted Capital & Surplus	$12,303

Percentage of adjusted capital and surplus
Total
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	10%

Allocated gains/losses to IMR from derivatives	December 31, 2025
	Gains	Losses
General Account:	(in millions)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$720	$(950)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	259	(446)
Fair Value Derivative Gains & Losses Amortized Over Current Period	55	(63)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$924	$(1,333)

Separate Account - Insulated:
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$146	$(120)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	92	(135)
Fair Value Derivative Gains & Losses Amortized Over Current Period	19	(18)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$219	$(237)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	December 31, 2024
	Net Negative (disallowed) IMR	Negative (disallowed) IMR admitted
	(in millions)
General Account	$1,780	$1,415
Insulated Separate Account	1,298	—
Total	$3,078	$1,415

Calculated adjusted capital and surplus	December 31, 2024
(in millions)
Prior Period General Account Capital & Surplus	$17,862
Less: From Prior Period SAP Financials Net Positive Goodwill (admitted)	—
Less: EDP Equipment & Operating System Software (admitted)	163
Less: Net DTAs (admitted)	2,174
Less: Net Negative (disallowed) IMR (admitted)	1,377
Adjusted Capital & Surplus	$14,148

Percentage of adjusted capital and surplus
Total
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	10%

Allocated gains/losses to IMR from derivatives	December 31, 2024
	Gains	Losses
General Account:	(in millions)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$535	$(327)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	205	(661)
Fair Value Derivative Gains & Losses Amortized Over Current Period	20	(38)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$720	$(950)

Separate Account - Insulated:
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	113	(46)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	40	(79)
Fair Value Derivative Gains & Losses Amortized Over Current Period	7	(5)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$146	$(120)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

State and Federal Tax Credits
The following table sets forth the composition of the Company’s state and federal tax credits as of the date indicated:

	December 31, 2025
Description of Transferable and Non-transferable Tax Credits	Jurisdiction	Carrying Value	Unused Amount
		(in millions)
RJTCF-48 State Tax Credit Fund L.L.C.	FL	$1	$1
CREA Corporate Tax Credit Fund 89, LP	IN	2	—
Richman Western Regional III L.P.	CT	2	—
WNC Institutional Tax Credit Fund 49, L.P.	CA	—	2
RJ State Tax Credit Investor Fund IX L.L.C.	FL	1	—
WNC Institutional Tax Credit Fund 56, L.P.	CA	4	—
WNC Institutional Tax Credit Fund 52, L.P.	CA	3	3
Total state tax credits	XXX	13	6
Total federal tax credits	XXX	211	22
Total tax credits	XXX	$224	$28

The following table sets forth the total unused tax credits by jurisdiction, disaggregated by transferable/certificated and non-transferable as of the date indicated:

	December 31, 2025
	Jurisdiction	Transferable/Certificated	Nontransferable	Total
		(in millions)
RJTCF-48 State Tax Credit Fund L.L.C.	FL	$—	$1	$1
WNC Institutional Tax Credit Fund 49, L.P.	CA	—	2	2
WNC Institutional Tax Credit Fund 52, L.P.	CA	—	3	3
Total state tax credits	XXX	—	6	6
Total federal tax credits	XXX	—	22	22
Total tax credits	XXX	$—	$28	$28
The estimated utilization of the tax credits is based upon a prorated share of the total tax credits.

The Company did not recognize any impairment losses related to write-down as a result of impairment analysis of the carrying amount for state and federal tax credits for the year ended December 31, 2025.

The Company did have commitments or contingent commitments to purchase tax credits as of December 31, 2025.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table sets forth the state and federal tax credits admitted and nonadmitted disaggregated by transferable/certificated and nontransferable; as of the date indicated:

	December 31, 2025
	Total Admitted	Total Nonadmitted
	(in millions)
State
Transferable	$—	$—
Non-transferable	$6	$—
Federal
Transferable	$—	$—
Non-transferable	$22	$—

The following table sets forth the composition of the Company’s state tax credits as of the date indicated:

	December 31, 2024
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
		(in millions)
RJTCF-43 State Tax Credit Fund L.L.C.	FL	$1	$—
Ocotillo Springs Apartments	OH	6	—
RJTCF-48 State Tax Credit Fund L.L.C.	FL	2	—
CREA Corporate Tax Credit Fund 89, LP	IN	2	—
El Dorado Family Apartments II	CA	4	—
La Vista Residential	CA	—	—
Mariposa Place	CA	—	—
Indiana Redevelopment Tax Credit; Kokomo Battery Facility	IN	1	—
Vine Creek Apartments	CA	—	—
CREA Corporate Tax Credit Fund 89, LP	IN	—	—
Richman Western Regional III L.P.	CT	1	—
WNC Institutional Tax Credit Fund 49, L.P. - State	CA	—	2
RJ State Tax Credit Investor Fund IX L.L.C.	FL	1	—
Knox Residences II LLC	MA	2	—
WNC Institutional Tax Credit Fund 56, L.P. - State	CA	1	—
Red Stone Equity-Fund 83 Limited Partnership	MA	3	—
Total		$24	$2

The estimated utilization of the tax credits is based upon a prorate share of the total tax credits.

There was no impairment recognized on tax credits for the year ended December 31, 2024.

There was $24 million of admitted state tax credits for the year ended December 31, 2024.

Other disclosures
In July 2023, the Company’s subsidiaries PLAZ and PLNJ entered into an agreement with Somerset Reinsurance Ltd. (“Somerset Re”) to coinsure a closed block of GUL policies to PURE, a wholly owned subsidiary of the Company, with retrocession by PURE of such liabilities on a modified coinsurance basis, to Somerset Re. In March 2024, PLAZ and PLNJ closed the transaction effective as of January 1, 2024. There was no material increase to surplus due to the impact from the YRT reinsurance agreements with subsidiaries as a result of this transaction.
In September 2023, as an additional source of liquidity, the Company entered into an agreement with the Federal Agricultural Mortgage Corporation (“Farmer Mac”), under which the Company can borrow up to $750 million by issuing funding agreements to a subsidiary of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Farmer Mac, with borrowings secured by a pledge of certain eligible agricultural mortgage loans. At December 31, 2025, no amounts were drawn from this facility.

Effective September 2023, the Company entered into an agreement with Prismic Life Reinsurance, Ltd (“Prismic Re”), to reinsure approximately $10 billion of reserves, representing approximately 67% of the in-force structured settlement annuities business previously issued by PICA, 90% of which is on a coinsurance with funds withheld basis and 10% of which is on a coinsurance basis. In conjunction with this transaction, Prudential Financial acquired a 20% interest as a limited partner in Prismic Life Holding Company, LP, a Bermuda exempted limited partnership that owns all of the outstanding capital stock of Prismic Re.

Effective June 29, 2023, the Company surrendered $2 billion of its Stable Value Individual Retirement Account (“IRA”) Full Service Retirement product to Empower Annuity Insurance Company of America (“EAICA”). These IRA contracts had previously been reinsured to EAICA effective on April 1, 2022 under the terms of the sale of the Company's Full Service business (refer to below for further information). This surrender was considered a non cash transaction as EAICA liquidated a portion of the assets established within the Reinsurance Trust which supports the IRA liabilities.

The Company has, consistent with past practice, guaranteed that a minimum amount of $526 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2026, as declared by the Company’s Board of Directors.

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2025		2024
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,747	52.8%	$2,513	52.3%
Stocks	1,945	37.4%	1,711	35.6%
Cash and short-term investments	465	8.9%	531	11.1%
Derivatives	—	0.0%	3	0.1%
Other invested assets	47	0.9%	44	0.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table illustrates the supplemental disclosure of non-cash items excluded from the Statutory Statements of Cash Flows:

	Years Ended
	December 31,
	2025	2024	2023
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations (1)(7)	$(107)	$(11,693)	$6,716
Net investment income	(12)	(26)	(27)
Other income(7)	(34)	(41)	672
Separate account transfers (1)	107	11,693	2,264
Federal income taxes	5	22	22
Other operating expenses (5)(7)	35	(4)	310
Net cash from (used in) operating activities	(6)	(49)	9,957

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds(8)	(6)	(7,945)	(1,720)
Stocks (2)(3)	(106)	(536)	—
Mortgage loans on real estate(8)	—	(888)	—
Other invested assets (2)	(707)	(6)	(88)
Miscellaneous proceeds(7)(8)	—	8,725	(394)
Payments for investments acquired
Bonds (6)(7)	287	—	369
Stocks (2)(3)(4)(5)	233	3,545	591
Mortgage loans on real estate	7	5	5
Other invested assets (2)	135	154	239
Miscellaneous applications(8)	(37)	(41)	—
Net cash from (used in) investing activities	(194)	3,013	(998)

CASH FLOWS FROM FINANCING ACTIVITIES
Surplus notes, capital notes(6)	(287)	—	—
Proceeds from (payments of) surplus paid in (4)(5)	(63)	(2,924)	(753)
Dividends to stockholders	74	—	—
Net deposits on deposit-type contract funds (7)	—	—	699
Other financing activities (2)(7)	476	(40)	(8,905)
Net cash from (used in) financing activities	200	(2,964)	(8,959)

Total non-cash transactions	$—	$—	$—

(1) Includes in-kind asset receipts related to pension risk transfer transactions ($107) million as of 12/31/2025, ($11,693) million as of 12/31/2024 and ($2,264) million as of 12/31/2023.
(2) Includes asset transfer to an affiliate of ($504) million as of 12/31/2025.
(3) Includes a capital contribution from parent to its subsidiary ($416) million as of 12/31/2024. For additional information see Note 13.
(4) Includes capital contribution from parent passed through to subsidiary ($2,796) million as of 12/31/2024. For additional information see Note 13.
(5) Includes capital contribution from parent of ($63) million as of 12/31/2025. For additional information see Note 13.
(6) Surplus notes issued in exchange for credit linked notes received as of 12/31/2025.
(7) Includes impacts from the ceded reinsurance transaction covering structured settlements effective third quarter of 2023. For additional information see Notes 7 and 17.
(8) Includes transfer into securities lending reinvested collateral assets (($7,945) million of bonds, ($876) million of mortgage loans on real estate, and ($40) million of derivatives as of 12/31/2024). For additional information see Note 1D (15).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$53	$—	$—	$53	0.7%
At book value less current surrender charge of 5% or more (1)	6	—	—	6	0.1%
At fair value	—	—	1,592	1,592	20.2%
Total with market value adjustment or at fair value	59	—	1,592	1,651	21.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,436	—	—	1,436	18.2%
Not subject to discretionary withdrawal	4,791	—	—	4,791	60.8%
Total (Gross: Direct + Assumed)	6,286	—	1,592	7,878	100.0%
Reinsurance ceded	1,963	—	—	1,963
Total (Net)	$4,323	$—	$1,592	$5,915
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$2	$—	$—	$2

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$2,876	$1,205	$—	$4,081	3.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	483	27,426	27,909	20.3%
Total with market value adjustment or at fair value	2,876	1,688	27,426	31,990	23.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	370	14	—	384	0.3%
Not subject to discretionary withdrawal	30,168	74,479	—	104,647	76.4%
Total (Gross: Direct + Assumed)	33,414	76,181	27,426	137,021	100.0%
Reinsurance ceded	10,020	—	—	10,020
Total (Net)	$23,394	$76,181	$27,426	$127,001
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	2	151	4,773	4,926	18.0%
Total with market value adjustment or at fair value	2	151	4,773	4,926	18.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	8,123	—	—	8,123	29.7%
Not subject to discretionary withdrawal	14,308	—	—	14,308	52.3%
Total (Gross: Direct + Assumed)	22,433	151	4,773	27,357	100.0%
Reinsurance ceded	4,777	—	—	4,777
Total (Net)	$17,656	$151	$4,773	$22,580
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$45,373	$—	$—	$45,373
Separate Accounts Annual Statement	—	76,332	33,791	110,123
Total annuity actuarial reserves and deposit liabilities	$45,373	$76,332	$33,791	$155,496

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$63	$—	$—	$63	0.8%
At book value less current surrender charge of 5% or more (1)	20	—	—	20	0.2%
At fair value	—	—	1,629	1,629	20.2%
Total with market value adjustment or at fair value	83	—	1,629	1,712	21.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,637	—	—	1,637	20.3%
Not subject to discretionary withdrawal	4,727	—	—	4,727	58.5%
Total (Gross: Direct + Assumed)	6,447	—	1,629	8,076	100.0%
Reinsurance ceded	1,959	—	—	1,959
Total (Net)	$4,488	$—	$1,629	$6,117
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$2	$—	$—	$2

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$5,240	$1,273	$—	$6,513	4.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	641	26,463	27,104	19.7%
Total with market value adjustment or at fair value	5,240	1,914	26,463	33,617	24.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	388	12	—	400	0.3%
Not subject to discretionary withdrawal	28,474	75,505	—	103,979	75.3%
Total (Gross: Direct + Assumed)	34,102	77,431	26,463	137,996	100.0%
Reinsurance ceded	12,329	—	—	12,329
Total (Net)	$21,773	$77,431	$26,463	$125,667
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	2	118	4,625	4,745	19.2%
Total with market value adjustment or at fair value	2	118	4,625	4,745	19.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	8,491	—	—	8,491	34.3%
Not subject to discretionary withdrawal	11,517	—	—	11,517	46.5%
Total (Gross: Direct + Assumed)	20,010	118	4,625	24,753	100.0%
Reinsurance ceded	4,913	—	—	4,913
Total (Net)	$15,097	$118	$4,625	$19,840
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$41,358	$—	$—	$41,358
Separate Accounts Annual Statement	—	77,549	32,717	110,266
Total annuity actuarial reserves and deposit liabilities	$41,358	$77,549	$32,717	$151,624

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	General Account
	2025			2024
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$55	$930	$959	$58	$109	$144
Universal Life	2,308	2,304	2,367	2,336	2,421	2,583
Universal Life with Secondary Guarantees	3,487	3,181	13,705	3,787	3,405	13,829
Indexed Universal Life	—	—	—	—	—	9
Indexed Universal Life with Secondary Guarantees	481	460	516	466	444	558
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance (1)	—	73,269	73,808	—	73,106	73,940
Variable Life	1,830	1,881	2,065	1,763	1,886	2,058
Variable Universal Life	1,435	1,435	1,570	1,479	1,478	1,671
Miscellaneous Reserves	—	621	890	—	631	984

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			3,806			3,995
Accidental Death Benefits			476			494
Disability - Active Lives			190			195
Disability - Disabled Lives			376			405
Miscellaneous Reserves			1,319			1,229
Total (Gross: Direct + Assumed)	9,596	84,081	102,047	9,889	83,480	102,094
Reinsurance Ceded	5,064	44,491	59,181	5,356	45,562	59,901
Total (Net)	$4,532	$39,590	$42,866	$4,533	$37,918	$42,193

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Separate Account - Guaranteed
	2025			2024
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	1,969	1,969	1,969	1,878	1,878	1,878
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	1,969	1,969	1,969	1,878	1,878	1,878
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$1,969	$1,969	$1,969	$1,878	$1,878	$1,878

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Separate Account - Nonguaranteed
	2025			2024
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	14,537	14,535	14,537	13,712	13,709	13,712
Variable Universal Life	24,385	24,385	24,385	22,749	22,749	22,749
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	38,922	38,920	38,922	36,461	36,458	36,461
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$38,922	$38,920	$38,922	$36,461	$36,458	$36,461

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	2025
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$42,866	$—	$—	$42,866
Separate Accounts Annual Statement	—	1,969	38,922	40,891
Total life actuarial reserves	$42,866	$1,969	$38,922	$83,757

	2024
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$42,193	$—	$—	$42,193
Separate Accounts Annual Statement	—	1,878	36,461	38,339
Total life actuarial reserves	$42,193	$1,878	$36,461	$80,532

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted prices in active markets for similar assets and liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2025 and 2024, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate (“SOFR”), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over the secured overnight financing rate into the discount rate used in determining the fair value of OTC derivative assets and liabilities after netting of collateral. Rates used to discount expected cash flows to value OTC derivative assets reflect the terms of the Credit Support Annex.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Separate account assets at fair value - Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”
Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(1)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2025:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Issuer Credit Obligations	$136	$—	$16	$—	$152

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	—	—	—	—
Parent, Subsidiaries and Affiliates	—	2,415	—	—	2,415
Total Cash, cash equivalents and short-term investments	—	2,415	—	—	2,415

Preferred stock:
Industrial and Misc	—	—	61	—	61

Common stock:
Industrial and Misc	951	141	3	—	1,095

Derivative assets: (b)
Currency swaps	—	91	—	—	91
Interest rate swaps	—	1,890	—	—	1,890
Total return swaps	—	12	—	—	12
Options	—	52	—	—	52
Forwards	—	2	—	—	2
Currency forwards	—	3	—	—	3

Total Derivative assets	—	2,050	—	—	2,050

Securities lending reinvested collateral assets	120	30	—	—	150

Separate account assets (a)	9,418	67,663	349	18,687	96,117

Total assets at fair value	$10,625	$72,299	$429	$18,687	$102,040

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	73	$—	$—	$73
Interest rate swaps	—	2,291	—	—	2,291
Total return swaps	—	40	—	—	40
Options	—	23	—	—	23
Forwards	—	3	—	—	3
Currency forwards	—	12	—	—	12

Total Derivative liabilities	—	2,442	—	—	2,442

Total liabilities at fair value	$—	$2,442	$—	$—	$2,442

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2024:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$135	$—	$52	$—	$187

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	—	—	—	—
Parent, Subsidiaries and Affiliates	—	830	—	—	830
Total Cash, cash equivalents and short-term investments	—	830	—	—	830

Preferred stock:
Industrial and Misc	—	—	123	—	123

Common stock:
Industrial and Misc	747	143	174	—	1,064

Derivative assets: (b)
Currency swaps	—	225	—	—	225
Interest rate swaps	—	2,246	—	—	2,246
Total return swaps	—	21	—	—	21
Options	—	186	4	—	190
Currency forwards	—	91	—	—	91

Total Derivative assets	—	2,769	4	—	2,773

Securities lending reinvested collateral assets	—	226	—	—	226

Separate account assets (a)	8,201	65,697	343	19,483	93,724

Total assets at fair value	$9,083	$69,665	$696	$19,483	$98,927

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$14	$—	$—	$14
Interest rate swaps	—	2,512	—	—	2,512
Total return swaps	—	12	—	—	12
Options	—	170	—	—	170
Currency forwards	—	1	—	—	1

Total Derivative liabilities	—	2,709	—	—	2,709

Total liabilities at fair value	$—	$2,709	$—	$—	$2,709

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
b.    Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

(2)    The tables below provide the following data as of December 31, 2025 and 2024:
a.     Summary of the changes in fair value of Level 3 assets and liabilities.
b. The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2025	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2025

	(in millions)
Bonds:
Industrial and Misc	$52	$57	$(69)	$1	$(3)	$1	$—	$—	$(23)	$16
Preferred stock:
Industrial and Misc	123	6	0	-1	-30	37	0	-67	-7	61
Common stock:
Industrial and Misc	174	0	0	29	-15	0	0	-185	0	3
Derivatives	4	0	0	0	-4	0	0	0	0	—
Separate account assets (a)	343	15	(24)	(8)	24	264	—	(210)	(54)	349
Total Assets	$696	$78	$(93)	$21	$(28)	$302	$—	$(462)	$(84)	$429

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2024	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2024

	(in millions)
Bonds:
Industrial and Misc	$47	$93	$(55)	$(16)	$(7)	$3	$—	$—	$(13)	$52
Preferred stock:
Industrial and Misc	108	6	(6)	—	16	14	—	(9)	(6)	123
Common stock:
Industrial and Misc	264	30	—	31	(31)	1	—	(121)	—	174
Derivatives	—	—	—	—	4	—	—	—	—	4
Separate account assets (a)	1,088	36	(80)	365	(433)	505	—	(1,111)	(27)	343
Total Assets	$1,507	$165	$(141)	$380	$(451)	$523	$—	$(1,241)	$(46)	$696

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were ($43) million and $37 million as of December 31, 2025 and 2024, respectively.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $16 million and ($13) million as of December 31, 2025 and 2024, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2025.
(3)     The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2025:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Issuer Credit Obligations	$70,513	$76,921	$136	$67,493	$2,884	$—	$—
Asset-Backed Securities	8,760	8,839	10	7,072	1,678	—	—
Unaffiliated preferred stock	127	118	—	42	85	—	—
Unaffiliated common stock	1,095	1,095	951	141	3	—	—
Mortgage loans	18,342	19,050	—	—	18,342	—	—
Real estate	388	254	—	—	388	—	—
Contract loans	2,082	2,082	—	—	2,082	—	—
Cash and short-term investments	4,323	4,323	746	3,576	1	—	—
Derivative financial instruments	2,634	2,649	4	2,630	—	—	—
Derivatives collateral	254	254	—	254	—	—	—
Other invested assets	56	61	—	43	13	—	9
Securities lending reinvested collateral assets	9,515	9,486	124	8,345	1,046	—	—
Separate accounts	165,143	167,543	9,449	118,921	18,086	18,687	17
Liabilities:
Deposit-type contracts	$16,479	17656	0	15439	1040	0	0
Securities sold under agreement to repurchase	5,565	5,565	—	5,565	—	—	—
Cash collateral held for loaned securities	4,606	4,606	—	4,606	—	—	—
Derivative financial instruments	3,499	3,091	18	3,481	—	—	—
Derivatives collateral	458	458	(1)	459	—	—	—
Separate account liabilities-investment contracts	114,395	114,447	—	30,987	83,408	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2024:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$72,000	$80,001	$135	$68,663	$3,202	$—	$—
Unaffiliated preferred stock	213	188	—	48	165	—	—
Unaffiliated common stock	1,064	1,064	747	143	174	—	—
Mortgage loans	17,103	18,383	—	—	17,103	—	—
Real estate	355	269	—	—	355	—	—
Contract loans	2,007	2,007	—	—	2,007	—	—
Cash and short-term investments	3,227	3,228	1,095	2,113	19	—	—
Derivative financial instruments	3,902	4,054	3	3,895	4	—	—
Derivatives collateral	444	444	—	444	—	—	—
Other invested assets	73	69	—	55	18	—	—
Securities lending reinvested collateral assets	8,385	8,384	123	7,345	917	—	—
Separate accounts	160,880	164,941	8,207	117,058	16,132	19,483	—
Liabilities:
Deposit-type contracts	$14,414	$15,097	$—	$13,247	$1,167	$—	$—
Securities sold under agreement to repurchase	4,133	4,133	—	4,133	—	—	—
Cash collateral held for loaned securities	4,890	4,890	—	4,890	—	—	—
Derivative financial instruments	3,405	2,883	16	3,389	—	—	—
Derivatives collateral	700	700	—	700	—	—	—
Separate account liabilities-investment contracts	113,449	113,433	—	21,454	91,995	—	—

(4)     The following table presents information on the Company’s financial instruments not practicable to estimated fair value as of December 31, 2025:

Type or Class of Financial Instrument	Carry Value (1)	Effective Interest Rate Percentage (2)	Maturity Date	Explanation

Assets:	(in millions)
Other Invested Assets	$9	Various	Various	Residual Tranches at cost recovery method per SSAP 21. The Other Invested Assets consist of multiple investments, therefore there are multiple maturity dates: 12/17/2029, 02/12/2031, 06/15/2034, 10/22/2035, 10/20/2053, and 09/15/2060.
Separate Account Assets	$17	Various	Various	Residual Tranches at cost recovery method per SSAP 21. The Separate Account Assets consist of multiple investments, therefore there are multiple maturity dates: 12/17/2029, 02/12/2031, 10/12/2031, 06/15/2034, and 09/15/2060.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the relative strength of the underlying collateral, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.
Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2025			December 31, 2024
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

	(in millions)
Corporate securities	$16	$—	$16	$52	$—	$52
Equity securities	34	30	64	240	57	297

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Separate Account Level 3 Assets by Price Source – The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources:

	December 31, 2025			December 31, 2024
	Internal	External	Total	Internal	External	Total
	(in millions)
Corporate securities	$14	$13	$27	$42	$51	$93
Equity securities	4	263	267	0	184	$184
Commercial mortgage Loans	53	0	53	54	0	$54
OIA	0	2	2	0	12	$12

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2025
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$16	Discounted Cash Flow	Discount Rates	20%
		Liquidation	Orderly Liquidation Value	27%
		Other	Weighted Scenario Analysis

Equity Securities	$34	Market Comparables	EBITDA multiples	5.5x-7.0x
		Discounted Cash Flow	Discount Rates	40%
		Other	NPV of Oil & Gas Reserves

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

	December 31, 2024
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$45	Discounted Cash Flow	Discount Rates	18%-20%
		Liquidation	Orderly Liquidation Value	75%
		Other	Weighted Scenario Analysis

Equity Securities	$18	Market Comparables	EBITDA multiples	5.5x-7x
		Discounted Cash Flow	Discount Rates	40%

Separate Account Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2025
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$13	Discounted Cash Flow	Discount Rates	9.3-20%
		Liquidation	Orderly Liquidation Value	12-26.52%

Equity Securities	$4	Other	Based on transaction value	0

Commercial Mortgage Loans	$53	Liquidation	Orderly Liquidation Value	1%
		Discounted Cash Flow	Discount Rate	—%
		Discounted Cash Flow	Spread	136

	December 31, 2024
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$42	Discounted Cash Flow	Discount Rates	8.27-20%
		Liquidation	Orderly Liquidation Value

Commercial Mortgage Loans	$54	Liquidation	Orderly Liquidation Value	1%
		Discounted Cash Flow	Discount Rate
		Discounted Cash Flow	Spread	147

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2025, 2024 and 2023 were $40 million, $104 million and $98 million, respectively.
22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,237 million, $1,172 million and $1,188 million for the years ended December 31, 2025, 2024 and 2023, respectively. This represented 52%, 40% and 57% of the total net premiums written for group life for the years ended December 31, 2025, 2024 and 2023, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $83 million, $59 million and $89 million for the years ended December 31, 2025, 2024 and 2023, respectively. This represented 4%, 3% and 5% of the total net premiums written for group accident and health for the years ended December 31, 2025, 2024 and 2023, respectively.

23.    PARTICIPATING POLICIES
For the period ended December 31, 2025, 2024 and 2023, premiums under individual and group accident and health participating policies were $1.1 million, $0.4 million and $1 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2025, 2024 and 2023.
For the period ended December 31, 2025, 2024 and 2023, premiums under individual life participating policies were $11 million, $9 million and $8 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of ($17) million, $101 million and $74 million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2025, 2024 and 2023, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
    Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 76% and 60% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2025 and 2024, respectively. Approximately 24% and 40% at December 31, 2025 and 2024, respectively, of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.

Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.

As of December 31, 2025 and 2024, the Company does not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.

For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.

For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.

The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.

For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.

As of December 31, 2025 and 2024, the Company had $1.9 billion and $2.0 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.

Reserves calculated for reinsurance dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.

Group Life
For group life insurance, approximately 29% and 27% of the reserves at December 31, 2025 and 2024, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2023 Group Life Term Waiver Table at various interest rates. The remaining reserves are for group life fund accumulations and other miscellaneous reserves.

Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 63% and 65% of the individual annuity reserves at December 31, 2025 and 2024, respectively. Additional reserves are held for guaranteed minimum death and living benefits under deferred annuities. Reserves for the variable annuity contracts are determined based on the “CARVM for Variable Annuities” (“VACARVM”), which is a principal-based approach described in the VM-21.

The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.

Group Annuities

Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the maximum statutory valuation interest rate appropriate for the guarantee duration of the Structured Settlement Annuity. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.

As of September 1, 2023, 72% quota share of Structured Settlement Annuities inforce issued as of December 31, 2022, except for a small block of Liberty Mutual contracts, were ceded to Prismic Life Reinsurance. The ceded reserve also follows the same method as the gross reserve described above. Expense reserve was established on Day 1 of the reinsurance transaction equal to the present value of the expected shortfall between the Company’s expected expenses and expense allowance paid by Prismic Life Reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

As of July 1, 2025, PICA entered into a coinsurance with funds withheld agreement with Talcott Life Re to reinsure specified quota shares, ranging from 35% to 65%, of the SSA business issued on or after 7/1/2025. The ceded reserve also follows the same method as the gross reserve described above.
Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract.

The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater. For deposit-type contracts with pre-defined cash flows and no withdrawal permitted prior to the contract maturity date, the reserves are determined using statutory maximum valuation rates determined monthly based on a reference rate.
Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.0% to 6.75% as of December 31, 2025. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2025 and 2024, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.

Individual Long Term Care active life reserves are one-year full preliminary term reserves based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity, company experience with statutory prescribed caps for lapse, 1983 GAM for older products and 1994 GAM for the new generation products for mortality, and interest rates range from 3.0% to 4.5% depending on the effective date of coverage of each participant.

Group Long Term Care active life reserves are one-year full preliminary term reserves based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity, company experience with statutory prescribed caps for lapse, 1983 GAM for older products and 1994 GAM for the new generation products and interest rates range from 3.0% to 5.5% depending on the effective date of coverage of each participant.

Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2023 Milliman Long Term Care Guidelines with modification and interest rates range from 3.0% to 4.5% depending on the disablement date claim for each claimant.

MetLife Long Term Care active life reserves are using the 1983 GAM mortality table for disability years 2020 and prior and 1994 GAM mortality tables for disability year 2021 and beyond and interest rates ranging from 2.75% to 5.5%. For Disabled Life Reserve, MetLife Termination Experience is used with interest rates ranging from 3.0% to 4.0% as of December 31, 2025 and 2024. For claims incurred in 2021 or later, the rate is 3.0%.

Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior, the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 through 2020, and the 2013 IDI table with interest rate ranging from 3.0% to 3.5% for disability year 2021 and beyond. This applies to both Active life and Disable life reserves as of December 31, 2025 and 2024.

Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2025 and 2024.

Other Disclosures

The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $125 million and $375 million at December 31, 2025 and 2024, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for variable life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain variable and modified guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.

Tabular Interest has been determined for the business assumed from Hartford by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.

As of December 31, 2023, the change in the general account reserves for group life due to a change in valuation basis was a decrease of $83 million which was due to the following:

Valuation Basis		Group Life	Total
		(in millions)
Change From	Change To
2005 Modified Group Term Life Waiver Table	2023 Group Term Life Waiver Table	$(83)	$(83)
	Total	$(83)	$(83)
As of December 31, 2025 and December 31, 2024, there was no change in the general account reserves as a result of a change in valuation basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

25.    SEPARATE ACCOUNTS
25A.    The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $167 billion and $165 billion as of December 31, 2025, and 2024, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets		Separate Account Assets (Not Legally Insulated)
	2025	2024	2025	2024
	(in millions)
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account	$6,323	$6,884	$—	$—
Pension Risk Transfer Group Annuity Contracts - Reclassed to the General Account for GAAP	73,655	73,124	259	208
Group Annuity Contracts - Not reclassed to the General Account	34,377	33,293	11	9
Group Annuity Contracts - Reclassed to the General Account for GAAP	166	132	—	1
Group Variable Universal Life	191	180	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	36,019	35,372	10	9
Registered Group Flexible Premium Variable Life Insurance Contract	9	5	—	—
Variable Life	14,767	13,931	—	—
Variable Annuity	1,753	1,791	2	2
Total (1)	$167,260	$164,712	$282	$229

(1)In addition to assets supporting contract holder liabilities, the assets column above includes assets supporting other liabilities.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2025, and 2024, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $3.6 billion and $3.7 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $17 million, $18 million and $19 million as of December 31, 2025, 2024 and 2023, respectively.

The Company’s General Account has paid $9 million, $16 million and $22 million towards Separate Account guarantees for the years ended December 31, 2025, 2024 and 2023, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2025 and 2024, the market value of loaned securities within the Separate Accounts was $3.4 billion and $3.2 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2025
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2025	$144	$3,439	$10,745	$14,328
Reserves as of 12/31/2025
For accounts with assets at:
Market Value	$8,414	$1,604	$56,353	$66,371
Amortized Cost	30,770	37,514	16,359	84,643
Total Reserves	$39,184	$39,118	$72,712	$151,014

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$1,205	$1,453	$—	$2,658
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	999	151	56,353	57,503
At book value without MV adjustment and with current surrender charge of less than 5%	14	—	16,359	16,373
Subtotal	2,218	1,604	72,712	76,534
Not subject to discretionary withdrawal	36,966	37,514	—	74,480
Total	$39,184	$39,118	$72,712	$151,014

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2024
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2024	$26	$16,405	$17,012	$33,443
Reserves as of 12/31/2024
For accounts with assets at:
Market Value	$9,114	$1,156	$53,619	$63,889
Amortized Cost	30,907	38,250	15,559	84,716
Total Reserves	$40,021	$39,406	$69,178	$148,605

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$1,625	$1,038	$—	$2,663
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,129	118	53,619	54,866
At book value without MV adjustment and with current surrender charge of less than 5%	12	—	15,559	15,571
Subtotal	2,766	1,156	69,178	73,100
Not subject to discretionary withdrawal	37,255	38,250	—	75,505
Total	$40,021	$39,406	$69,178	$148,605

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2025	2024	2023
	(in millions)
Transfers to Separate Accounts	$14,005	$33,013	$13,355
Transfers from Separate Accounts	21,045	27,931	19,488
Net transfers to (from) Separate Accounts	$(7,040)	$5,082	$(6,133)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2025, 2024 AND 2023

26. RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY
There were no differences between the Annual Statement filed with the Department and the audited statutory financial statements as of December 31,2025 and December 31, 2023.

The following table presents amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2024:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Cash Flows:

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from investments sold, matured or repaid
Bonds	$15,234	$(7,945)	$7,289
Mortgage loans on real estate	3,178	(876)	2,302
Miscellaneous proceeds	122	517	639
Payments for investments acquired
Miscellaneous applications	9,022	(8,304)	718

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2025

The accompanying supplemental schedules and interrogatories present selected financial data as of December 31, 2025 and for the year then ended for purposes of complying with the NAIC Annual Statement Instructions and the NAIC SAP. They agree to or are included in the amounts reported in the Company’s 2025 Statutory Annual Statement as filed with NJDOBI. Captions not presented are not applicable to the Company.

(in millions)
Investment Income Earned:
U.S. Government Bonds	$252
Other bonds (unaffiliated)	3,707
Bonds of affiliates	150
Preferred stocks (unaffiliated)	40
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	19
Common stocks of affiliates	194
Mortgages loans	836
Real estate	66
Premium notes, policy loans and liens	91
Cash, cash equivalents and short-term investments	217
Derivative instruments	218
Other invested assets	779
Aggregate write-ins for investment income	91
Gross investment income	$6,660

Real Estate Owned - Book Value less Encumbrances	$254

Mortgage Loans - Carrying Value:
Agricultural mortgages	$3,530
Residential mortgages	897
Commercial mortgages	15,488
Mezzanine loans	105
Total mortgage loans	$20,020

Mortgage Loans by Standing - Carrying Value:
Good standing	$19,480
Good standing with restructured terms	60
Interest overdue more than three months, not in foreclosure	239
Foreclosure in process	241
Total mortgage loans	$20,020

Other Long Term Assets - Statement Value	$9,469

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$3,251
Preferred stocks	$—
Common stocks	$12,007

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2025

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$7,001
Over 1 year through 5 years	23,662
Over 5 years through 10 years	18,417
Over 10 years through 20 years	19,353
Over 20 years	26,133
No Maturity Date	136
Total by Maturity	$94,702

Bonds by NAIC Designation - Statement Value:
NAIC 1	$53,884
NAIC 2	36,070
NAIC 3	2,895
NAIC 4	1,293
NAIC 5	465
NAIC 6	95
Total by NAIC Designation	$94,702

Total Bonds Publicly Traded	$59,264
Total Bonds Privately Placed	$35,438

Preferred Stocks - Statement Value	$118
Common Stocks - Market Value	$13,102
Short-Term Investments - Book Value	$346
Options, Caps & Floors Owned - Statement Value	$52
Options, Caps & Floors Written and In Force - Statement Value	$(23)
Collar, Swap & Forward Agreements Open - Statement Value	$(520)
Futures Contracts Open - Current Value	$32
Cash on Deposit	$619

Life Insurance in Force:
Industrial	$1,674
Ordinary	$896,521
Credit Life	$—
Group Life	$2,280,252

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$22,716

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,567
Ordinary	$27,593
Credit Life	$—
Group Life	$863,684

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2025

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$2,089
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,641
Income Payable	$81
Group - Involving Life Contingencies Income Payable	$21

Annuities:
Ordinary
Immediate - Amount of Income Payable	$188
Deferred - Fully Paid Account Balance	$17,887
Deferred - Not Fully Paid Account Balance	$148

Group
Amount of Income Payable	$1,094
Fully Paid Account Balance	$3,635
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Other	$243
Group	$2,051
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$13,854
Dividend Accumulations - Account Balance	$72

Claim Payments 2025:
Group Accident and Health
2025	$532
2024	$822
2023	$925
Other Accident & Health
2025	$18
2024	$69
2023	$116
Other Coverages that use developmental methods to calculate claims reserves
2025	$—
2024	$—
2023	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

(in millions)
Total admitted assets as reported in the Company’s Annual Audited Statement:	$158,270

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Issuer	Investment Category	Book Value	Percentage of Total Admitted Assets
		($ in millions)
Pruco Life Insurance Co.	Affiliated common stock	$5,821	3.7%
DRYDEN CORE FUND MM SER MMMF	Common stock, cash equivalent, cash	$2,513	1.6%
Ironbound Fund LLC	Joint Venture Interests - affiliated common stock	$1,243	0.8%
Passaic Fund LLC	Joint Venture Interests - affiliated common stock	$1,088	0.7%
Prudential Realty Secs	Long term bond	$1,021	0.6%
Prudential Impact Investments	Joint Venture Interests - affiliated common stock	$715	0.5%
Prudential Realty Securities, Inc.	Common stock	$553	0.3%
GOLDMAN SACHS	Long term bond, cash equivalent	$493	0.3%
VANGUARD INDEX FDS	Common stock	$477	0.3%
Freddie Mac Military Housing B	Long term bond	$472	0.3%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$53,884	34.0%	NAIC-1	$35	0.0%
NAIC-2	$36,070	22.8%	NAIC-2	$—	0.0%
NAIC-3	$2,895	1.8%	NAIC-3	$6	0.0%
NAIC-4	$1,293	0.8%	NAIC-4	$—	0.0%
NAIC-5	$465	0.3%	NAIC-5	$53	0.0%
NAIC-6	$95	0.1%	NAIC-6	$24	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$25,626	16.2%
Foreign-currency-denominated investments	$13,792	8.7%
Insurance liabilities denominated in that same foreign currency	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$22,236	14.0%
Countries rated NAIC-2	$3,013	1.9%
Countries rated NAIC-3 or below	$377	0.2%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: United Kingdom	$6,336	4.0%
Country: Cayman Islands	$3,865	2.4%

Countries rated NAIC- 2:
Country: Italy	$1,530	1.0%
Country: Mexico	$732	0.5%

Countries rated NAIC-3 or below:
Country: Brazil	$220	0.1%
Country: Turkey	$68	0.0%

Aggregate unhedged foreign currency exposure:	$1,044	0.7%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$786	0.5%
Countries rated NAIC-2	$50	0.0%
Countries rated NAIC-3 or below	$208	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: Ireland	$241	0.2%
Country 2: United Kingdom	$234	0.1%

Countries rated NAIC-2:
Country 1: Italy	$36	0.0%
Country 2: Mexico	$12	0.0%

Countries rated NAIC-3 or below:
Country 1: Brazil	$208	0.1%

The ten largest non-sovereigns (i.e., non-governmental) foreign issues, by NAIC rating:

Issuer	NAIC Designation	Amount	Percentage of Total Admitted Assets
		($ in millions)
Scottish Hydro Electric Trans	1	$292	0.2%
Ferrero International S.A.	1	$236	0.1%
Ichthys LNG Pty Ltd	1	$228	0.1%
MaxamCorp	1	$212	0.1%
Pruservicos Participacoes Ltda	3 and below	$208	0.1%
VTG Finance	1	$195	0.1%
Rubis Energie S.A.S.	1	$162	0.1%
Montea NV	1	$158	0.1%
Puratos Group NV	1	$157	0.1%
Phoenix Natural Gas PP Finance	1	$155	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Pruco Life Insurance Company	$5,821	3.7%
Colico Inc	$2,441	1.5%
Orchard Street Acres Inc.	$1,831	1.2%
Ironbound Fund LLC	$1,243	0.8%
Passaic Fund LLC	$1,088	0.7%
Prudential Impact Investments Private Equity LLC	$715	0.5%
Colico II Inc	$660	0.4%
Prudential Realty Securities, Inc.	$553	0.3%
VANGUARD INDEX FDS	$477	0.3%
ISHARES	$404	0.3%

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in millions)

Warburg Pincus Global Growth 14, L.P.	$307	$307	$—
PRISA III Fund LP - PRP	$195	$195	$—
Federal Home Loan Bank of NY	$141	$—	$141
Lion Industrial Properties, L.P.	$117	$117
WP Dynasty Holdings I, L.P.	$108	$108	$—
Arlington Capital Partners IV, L.P.	$66	$66	$—
Genstar Capital Partners VIII, L.P.	$63	$63
Arlington Capital Partners V, L.P.	$63	$63	$—
Genstar Capital Partners IX, L.P.	$50	$50	$—
M31 Navigator Fund LP	$49	$49	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

Mortgage Interest	Loan Type	Book Value	Percentage of Total Admitted Assets
		($ in millions)
William H. Gates,III	AG	$444	0.3%
Assemi Group	AG	$185	0.1%
The Wonderful Company, LLC	AG	$184	0.1%
Clarion Partners	COMM	$177	0.1%
Arbejdsmarkedets Tillægspension (ATP)	AG	$173	0.1%
C.J. SEGERSTROM & SONS	COMM	$167	0.1%
Bain Capital Real Estate, LP	COMM	$165	0.1%
Stockbridge Capital Group, LLC	COMM	$148	0.1%
Brewster Heights Packing and Orchards, LP	AG	$148	0.1%
Scape Living PLC	COMM	$145	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$40	0.0%
Mortgage loans over 90 days past due	$239	0.2%
Mortgage loans in the process of foreclosure	$241	0.2%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$60	0.0%

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Carrying Value	Percentage	Carrying Value	Percentage	Carrying Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$350	0.2%	$268	0.2%
91% to 95%	$—	0.0%	$132	0.1%	$—	0.0%
81% to 90%	$—	0.0%	$837	0.5%	$4	0.0%
71% to 80%	$421	0.3%	$1,791	1.1%	$2	0.0%
Below 70%	$476	0.3%	$12,483	7.9%	$3,256	2.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$4,606	2.9%	$4,804	$4,301	$4,301
Repurchase agreements	$6,158	3.0%	$5,367	$5,839	$5,963
Reverse repurchase agreements	$—	0.0%	$—	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$52	0.0%	$(23)	0.0%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$1,176	0.7%	$1,251	$1,183	$1,196
Income Generation	$—	0.0%	$—	$—	$—
Replications	$4,242	2.7%	$2,706	$3,351	$4,572
Other	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$310	0.2%	$283	$279	$261
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Securities Lending Reinvested Collateral	Total	Percentage

	($ in millions)
Issuer credit obligations:
U.S. government obligations	$7,164	4.8%	$7,164	$—	$7,164	4.8%
Other government obligations	533	0.4%	533	—	533	0.4%
Non-U.S. sovereign jurisdiction securities	982	0.7%	982	—	982	0.7%
Municipal bonds - general obligations (direct & guaranteed)	231	0.1%	231	—	231	0.1%
Municipal bonds - special revenue	1,900	1.3%	1,900	—	1,900	1.3%
Project finance bonds issued by operating entities	1,693	1.2%	1,693	13	1,706	1.2%
Corporate bonds	53,618	36.5%	53,618	3,894	57,512	39.2%
Single entity backed obligations	1,955	1.3%	1,955	10	1,965	1.3%
SVO-Identified bond exchange traded funds -systematic value	136	0.1%	136	120	256	0.2%
Bonds issued by funds representing operating entities	4,043	2.8%	4,043	110	4,153	2.8%
Bank loans - issued	818	0.6%	818	25	843	0.6%
Bank loans - acquired	766	0.5%	766	2	768	0.5%
Mortgages loans that qualify as SVO-Identified credit tenant loans	2,562	1.7%	2,562	—	2,562	1.7%
Certificates of deposit	93	0.1%	93	301	394	0.3%
Other issuer credit obligations	427	0.3%	427	—	427	0.3%
Total issuer credit obligations	$76,921	52.4%	$76,921	$4,475	$81,396	55.4%
Asset-backed securities:
Financial asset-backed securities - self-liquidating	$7,781	5.3%	$7,781	$3,314	$11,095	7.5%
Financial asset-backed securities - not self-liquidating	296	0.2%	296	—	296	0.2%
Non-financial asset-backed securities	762	0.5%	762	101	863	0.6%
Total asset-backed securities	$8,839	6.0%	$8,839	$3,415	$12,254	8.3%
Total bonds	$85,760	58.4%	$85,760	$7,890	$93,650	63.7%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	$118	0.1%	$118	$—	$118	0.1%
Total preferred stocks	$118	0.1%	$118	$—	$118	0.1%

Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	$952	0.6%	$952	$—	$952	0.6%
Industrial and miscellaneous other (unaffiliated)	143	0.1%	143	—	143	0.1%
Parent, subsidiaries and affiliates publicly traded	129	0.1%	129	—	129	0.1%
Parent, subsidiaries and affiliates other	11,878	8.1%	11,878	—	11,878	8.1%
Total common stocks	$13,102	8.9%	$13,102	$—	$13,102	8.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2025

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Securities Lending Reinvested Collateral	Total	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$3,495	2.4%	$3,495	$45	$3,540	2.4%
Residential properties	897	0.6%	897	—	897	0.6%
Commercial loans	14,568	10.0%	14,568	925	15,493	10.6%
Mezzanine real estate loans	105	0.0%	105	—	105	0.0%
Total valuation allowance	(15)	0.0%	(15)	—	(15)	0.0%
Total mortgage loans, net of allowance	$19,050	13.0%	$19,050	$970	$20,020	13.6%

Real estate investments:
Property occupied by company	$194	0.1%	$194	$—	$194	0.1%
Property held for production of income	60	0.1%	60	—	60	0.1%
Total real estate	$254	0.2%	$254	$—	$254	0.2%

Cash, cash equivalents and short-term investments:
Cash	$619	0.4%	$619	$185	$804	0.6%
Cash equivalents	3,358	2.3%	3,358	60	3,418	2.3%
Short-term investments	346	0.2%	346	400	746	0.5%
Total cash, cash equivalents and short-term investments	$4,323	2.9%	$4,323	$645	$4,968	3.4%

Policy loans	$2,082	1.4%	$2,082	$—	$2,082	1.4%
Other invested assets	9,469	6.5%	9,469	—	9,469	6.5%
Derivatives	2,649	1.8%	2,649	(19)	2,630	1.8%
Receivables for securities	238	0.2%	238	—	238	0.2%
Securities lending	9,486	6.4%	9,486	N/A	N/A	N/A
Cash collateral for variation margin	255	0.2%	255	—	255	0.2%
Total Invested Assets	$146,786	100.0%	$146,786	$9,486	$146,786	100.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2025

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61 which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	x	N/A

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	x	N/A

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS

(a)
Resolution adopted by the Board of Directors of The Prudential Insurance Company of America on November 9, 1999 establishing the Prudential Discovery Premier Group Variable Contract Account (the “Discovery Account”). Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed via EDGAR on April 26, 2000.

(b)	N/A

(c)	(1) Distribution Agreement. Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000.

(2) Broker-dealer sales agreement (Marketing Agreement). Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000.

(3) Distribution & Underwriting Agreement by and between The Prudential Insurance Company of America, on its own behalf and on behalf of Prudential Discovery Select Group Variable Contract Account and Prudential Discovery Premier Group Variable Contract Account, and Empower Financial Services, Inc. Incorporated by reference to Post-Effective Amendment No. 29, Registration No. 333-95637, filed via EDGAR on April 13, 2023.

(d)	(1) Form of Group Annuity Contract. Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000.

(2) Form of Group Annuity Contract Amendment. Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-95637, filed April 26, 2000.

(3) Form of Group Annuity Contract Amendment DCA-GBP-2000. Incorporated by reference to Post-Effective Amendment No. 1, Registration No. 333-95637, filed via EDGAR on February 27, 2001.

(e)	N/A

(f)
(1) Charter of The Prudential Insurance Company of America, as amended July 19, 2004. Incorporated by reference to Post-Effective Amendment No. 17, Registration No. 333-95637, filed via EDGAR on June 19, 2015.

(2) By-Laws of The Prudential Insurance Company of America, as amended as of January 30, 2023. Incorporated by reference to Post-Effective Amendment No. 30, Registration No. 333-95637, filed via EDGAR on April 29, 2024.

(g)
(1) PICA FSS Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company. Incorporated by reference to Post-Effective Amendment No.28, Registration No. 333-95637, filed via EDGAR on April 14, 2022.

(2) Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York. Incorporated by reference to Post-Effective Amendment No.28, Registration No. 333-95637, filed via EDGAR on April 14, 2022.

(3) PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company. Incorporated by reference to Post-Effective Amendment No.28, Registration No. 333-95637, filed via EDGAR on April 14, 2022.

(4) PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York. Incorporated by reference to Post-Effective Amendment No.28, Registration No. 333-95637, filed via EDGAR on April 14, 2022.

(h)	(1) Form of Participation Agreement. Incorporated by reference to Post-Effective Amendment No. 17, Registration No. 333-95637, filed via EDGAR on June 19, 2015.

(2) Agreements pursuant to Rule 22c-2 between The Prudential Insurance Company of America and, respectively, AIM Investment Services; AllianceBernstein Investor Services, Inc.; American Century Investment Services, Inc.; Davis Selected Advisers LP; Delaware Distributors, L.P.; Dreyfus Service Corporation; Franklin Templeton Investor Services LLC; Janus Services, LLC; MFS Fund Distributors, Inc.; PIMCO Variable Insurance Trust (f/k/a Allianz Global Investors Distributors LLC); The Prudential Series Fund; and T. Rowe Price Investment Services, Inc.; Incorporated by reference to Post-Effective No. 17, Registration No. 333-95637, filed via EDGAR on April 17, 2014. Fidelity Distributors Corporation (See h(3))

(3) Participation Agreement and Amendments to Participation Agreement by and among The Prudential Insurance Company of America, Variable Insurance Products Funds, and Fidelity Distributors Corporation. Incorporated by reference to Post-Effective Amendment No. 17, Registration No. 333-95637, filed via EDGAR on June 19, 2015.

(4) Amendment to Participation Agreement by and among The Prudential Insurance Company of America, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. Incorporated by reference to Post-Effective Amendment No. 22, Registration No. 333-95637, filed via EDGAR on April 11, 2016.

(5) Participation Agreement among The Prudential Insurance Company of America, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. Incorporated by reference to Post-Effective Amendment No. 31, Registration No. 333-95637, filed via EDGAR on April 29, 2025.

(6) Amendment to Fund Participation Agreement among The Prudential Insurance Company of America, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. Incorporated by reference to Post-Effective Amendment No. 31, Registration No. 333-95637, filed via EDGAR on April 29, 2025.

(7) Participation Agreement, by and between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and The Prudential Insurance Company of America. Incorporated by reference to Post-Effective Amendment No. 31, Registration No. 333-95637, filed via EDGAR on April 29, 2025.

(8) Amendment to Participation Agreement, by and between Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Financial Investments Corporation, and The Prudential Insurance Company Of America. Incorporated by reference to Post-Effective Amendment No. 31, Registration No. 333-95637, filed via EDGAR on April 29, 2025.

(i)
Administrative Fee Agreement entered into by and among T. Rowe Price Services, Inc., Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America. Incorporated by reference to Post-Effective Amendment No. 31, Registration No. 333-95637, filed via EDGAR on April 29, 2025.

(j)	N/A

(k)	Consent and opinion of Elizabeth L. Gioia, Vice President, Corporate Counsel, as to the legality of the securities being registered. Filed herewith.

(l)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. Filed herewith.

(m)	N/A

(n)	N/A

(o)	N/A

(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing. Filed herewith.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Position and Offices with Depositor
Ann M. Kappler (1)	Executive Vice President, General Counsel and Head of Corporate Affairs
Yanela C. Frias (1)	Executive Vice President and Chief Financial Officer

Andrew F. Sullivan (1)	Chairman, Chief Executive Officer and President
Vicki Walia (1)	Executive Vice President and Chief People and Experience Officer
Scott E. Case (1)	Executive Vice President and Chief Technology and Process Officer
Bradley O. Harris (2)	Senior Vice President and Chief Actuary
Matthew Armas (3)	Senior Vice President and Chief Investment Officer
Gilbert F. Casellas (1)	Director
Carmine Di Sibio (1)	Director
Martina Hund-Mejean (1)	Director
Wendy E. Jones (1)	Director
Sandra Pianalto (1)	Director
Christine A. Poon (1)	Director
Thomas D. Stoddard (1)	Director
Michael A. Todman (1)	Director
Joseph J. Wolk (1)	Director
Robert E. Boyle (1)	Senior Vice President Principal Accounting Officer and Controller
Meyrick Douglas (3)	Senior Vice President and Chief Risk Officer
Michael Estep (2)	Senior Vice President
Alan M. Finkelstein (1)	Senior Vice President, Corporate Treasurer, and Head of Stakeholder Relations
Margaret M. Foran (1)	Chief Governance Officer, Senior Vice President and Corporate Secretary
Jonathan Harris (1)	Senior Vice President
Salene Hitchcock-Gear (2)	Senior Vice President
Patrick L. Hynes (2)	Senior Vice President
Tina Madon (1)	Vice President and Head of Investor Relations
Cecilia Orchard (1)	Senior Vice President and Chief Auditor
Lata N. Reddy (1)	Senior Vice President
James J. Shea (1)	Senior Vice President
George P. Waldeck (3)	Executive Vice President and Head of U.S. Businesses
(1) 751 Broad Street, Newark, NJ 07102
(2) 213 Washington Street, Newark, NJ 07102
(3) 655 Broad Street, Newark, NJ 07102
(4) 280 Trumbull Street, Hartford, CT 06103
(5) 1 Corporate Drive, Shelton, CT 06484
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February 12, 2026, the text of which is hereby incorporated.
In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in seven of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund is held in separate accounts of Pruco Life Insurance Company, a wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, a wholly-owned subsidiary of Pruco Life Insurance Company and separate accounts of certain non-Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.
Prudential is a stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.
ITEM 30. INDEMNIFICATION
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his/her position with such trust or corporation.
New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a) Empower Financial Services, Inc. (“EFSI”):
EFSI is distributor of securities of the Registrant. Including the Registrant, EFSI serves as distributor and principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series Account of Empower Annuity Insurance Company of America (EAICA), Retirement Plan Series Account of EAICA, Variable Annuity-8 Series Account of EAICA and Variable Annuity Series Account of Empower Life & Annuity Insurance Company of New York (ELAINY).
EFSI is also distributor of the following other investment companies: The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; the Prudential Discovery Select Group Variable Contract Account; and EAIC Variable Contract Account A.

(b) Directors and Officers of EFSI:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
Carol E. Waddell (1)	Chairman, President and Chief Executive Officer
Richard H. Linton, Jr. (2)	Director and Executive Vice President
John Christolini (1)	Chief Compliance Officer
David McLeod (1)	Director
Hugo Breton (1)	Director
Steven Stillman (1)	Director
Casey Craig (1)	Senior Vice President
Joseph M. Smolen (1)	Senior Vice President
Meredith Cordisco (1)	Vice President, Compliance
Stephanie Secor (1)	Vice President, Compliance
Robert Ettinger (2)	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President, and Treasurer
Adam Kavan (1)	Assistant General Counsel
Palak Patel (1)	Secretary
Alyssa Melton (1)	Assistant Secretary
Shannon Cochran (1)	Compliance Officer
Stephanie Barres (1)	Compliance Officer
Brockett Hudson (1)	Assistant Secretary
(1) 8515 East Orchard Road, Greenwood Village, CO 80111.
(2) 100 Federal Street 18th Floor, Boston, MA 02110.
(c) Maximum commissions received by EFSI during the last fiscal year with respect to the Discovery Premier Group Retirement Annuity issued through the registrant separate account:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission
Empower Financial Services, Inc	$131,613	$-0-	$-0-
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:
Empower
8515 E. Orchard Road 4T2
Greenwood Village, CO 80111
The Prudential Insurance Company of America and PGIM, Inc.
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102

Empower
30 Ed Preate Drive
Suite 100
Moosic, PA 18507

State Street Bank and Trust Company
2323 Grand Blvd., 5th Floor
Kansas City, MO 64108
Fidelity Employer Services Company
Retirement Services - Financial Operations
100 Magellan Way (KW1C)
Covington, KY 41015
ITEM 33. MANAGEMENT SERVICES
None.
ITEM 34. FEE REPRESENTATION
The Prudential Insurance Company of America hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Prudential Insurance Company of America.
403(b) ANNUITIES
The Registrant intends to rely on the no-action response dated November 28, 1988, from Ms. Angela C. Goelzer of the Commission staff to the American Council of Life Insurance concerning the redeemability of Section 403(b) annuity contracts and the Registrant has complied with the provisions of paragraphs (1)-(4) thereof.
TEXAS ORP
The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on this 16th day of April, 2026.

PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT (Registrant)

BY:	/s/ Elizabeth L. Gioia
Elizabeth L. Gioia
Vice President, The Prudential Insurance Company of America

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

BY:	/s/ Elizabeth L. Gioia
Elizabeth L. Gioia
Vice President, The Prudential Insurance Company of America

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature and Title
*
Andrew F. Sullivan Chairman of the Board, President and Chief Executive Officer
*
Thomas D. Stoddard Director
*
Gilbert F. Casellas Director
*
Carmine Di Sibio Director

Signature and Title
*
Martina Hund-Mejean Director
*
Wendy E. Jones Director
*
Joseph J. Wolk Director
*
Sandra Pianalto Director
*
Christine A. Poon Director
*
Micheal A. Todman Lead Director
*
Yanela C. Frias Chief Financial Officer and Executive Vice President
*
Robert E. Boyle Controller, Principal Accounting Officer and Senior Vice President

*By:	/s/ Elizabeth L. Gioia
Elizabeth L. Gioia (Attorney-In-Fact)

EXHIBIT INDEX

Exhibit	Description
(k)	Consent and opinion of Elizabeth L. Gioia, Vice President, Corporate Counsel, as to the legality of the securities being registered.
(l)	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.